Exhibit 99.1

DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | PROJECT CAMELOT

Legal Notice and Disclaimer

This valuation report (the “Report”) has been prepared by CBRE Limited (“CBRE”) exclusively for Bank of America Europe DAC (the “Client”) in accordance with the terms of engagement entered into between CBRE and the client dated 1 October 2021 (“the Instruction”). The Report is confidential to the Client and any other Addressees named herein and the Client and the Addressees may not disclose the Report unless expressly permitted to do so under the Instruction.

Where CBRE has expressly agreed (by way of a reliance letter) that persons other than the Client or the Addressees can rely upon the Report (a “Relying Party” or “Relying Parties”) then CBRE shall have no greater liability to any Relying Party than it would have if such party had been named as a joint client under the Instruction.

CBRE’s maximum aggregate liability to the Client, Addressees and to any Relying Parties howsoever arising under, in connection with or pursuant to this Report and/or the Instruction together, whether in contract, tort, negligence or otherwise shall not exceed the lower of:

(i) 25% of the value of a single property, or, in the case of a claim relating to multiple properties 25% of the aggregated value of the properties to which the claim relates (such value being as at the Valuation Date and on the basis identified in the Instruction or, if no basis is expressed, Market Value as defined by the RICS); or

(ii) £20 000 000 [Twenty Million Pounds].

Subject to the terms of the Instruction, CBRE shall not be liable for any indirect, special or consequential loss or damage howsoever caused, whether in contract, tort, negligence or otherwise, arising from or in connection with this Report. Nothing in this Report shall exclude liability which cannot be excluded by law.

If you are neither the Client, an Addressee nor a Relying Party then you are viewing this Report on a non-reliance basis and for informational purposes only. You may not rely on the Report for any purpose whatsoever and CBRE shall not be liable for any loss or damage you may suffer (whether direct, indirect or consequential) as a result of unauthorised use of or reliance on this Report. CBRE gives no undertaking to provide any additional information or correct any inaccuracies in the Report.

If another CBRE Group entity contributes to the preparation of the Report, that entity may co-sign the Report purely to confirm its role as contributor. The Client, Relying Party or any other Addressees named herein acknowledge that no duty of care, whether existing under the Instruction or under the Report, shall extend to such CBRE Group entity and the Client, Relying Party or any other Addressees named herein hereby waive any right or recourse against such CBRE Group entity whether arising in contract, tort, negligence or otherwise. CBRE shall remain solely liable to the client in accordance with the terms of the Instruction

None of the information in this Report constitutes advice as to the merits of entering into any form of transaction.

If you do not understand this legal notice, then it is recommended that you seek independent legal advice.

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Contents

01	VALUATION Report	4
	Introduction	5
	Schedule of Values	10
	Source of Information and scope of work	11
	Valuation Assumptions	12

02	PROPERTY Reports	14

03	Appendices	15
	Appendix A Terms of Engagement Letter	16
	Appendix B Valuation Schedule	17
	Appendix C Valuation Printouts	18
	Appendix D Market Research	19
	Appendix E Marketing Period	33
	Appendix F Remaining Economic Life of the buildings	34

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VALUATION REPORT

DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC CAMELOT PORTFOLIO

Introduction

Report Date	11 January 2022

Valuation Date	1 October 2021

Addressee	Bank of America Europe DAC
2 King Edward Street
London
EC1A 1HQ

For the attention of:

XXXXX Senior Vice President

This report may be relied upon by Bank of America Europe DAC and its affiliates, successors and/or assigns; the selected Facility Agent, its successors and/or assigns; and the selected Security Agent, its successors and/or assigns, in connection with their respective consideration of the extension of credit related to the property and/or the beneficial ownership thereof (the “Loan Financing”). This information also may be relied upon by any actual or prospective purchaser, co-lender, participant, investor, transferee, assignee and servicer of the Loan Financing, any arranger of the Loan Financing and their assigns, any actual or prospective investor (including agents and advisors) in any securities evidencing a beneficial interest in, or backed by, the Loan Financing, any rating agencies actually or prospectively rating any such securities, any indenture trustee and any institutional provider(s) from time to time of any liquidity facility or credit support for such Loan Financing (together the “Beneficiaries”). A Beneficiary shall be permitted to rely on the report only on the condition that it acknowledges that the valuers shall not be liable to the Beneficiary for any special, indirect or consequential, damages and that the valuers’ total aggregate liability to all lenders, agents, Beneficiaries and any other third party who seeks to rely on the report (the “Aggregate Cap”) shall be limited to a sum not to exceed the lesser of 25% of the market value or twenty million pounds (20,000,000 GBP). Reliance by the Beneficiaries and any other third parties on the report shall constitute deemed acceptance of the above provisions in this paragraph and that any matters or disputes arising as a result shall be governed by English law and subject to the exclusive jurisdiction of the English courts. This report may be disclosed, without reliance, to any rating agency in connection with a Securitization.

We certify that, to the best of our knowledge and belief:

• The statements of fact contained in this report are true and correct.

•   The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions and are our personal, impartial, and unbiased professional analyses, opinions, and conclusions.

• We have no present or prospective interest in the property that is the subject of this report and no personal interest with respect to the parties involved.

•   We have performed no services, as a valuer (appraiser) or in any other capacity, regarding the property that is the subject of this report within the three-year period immediately preceding acceptance of this assignment.

• We have no bias with respect to the property that is the subject of this report or to the parties involved with this assignment.

• Our engagement in this assignment was not contingent upon developing or reporting predetermined results.

•   Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this valuation report.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC CAMELOT PORTFOLIO

•   Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice, only insofar as this is also in conformity with the RICS Valuation – Professional Standards (the “Red Book”).

• We have made a personal inspection of each property that is the subject of this report.

• No one provided significant real property valuation (appraisal) assistance to the persons signing this certification

The Properties	Properties held in Camelot portfolio (‘the Properties’) as set out in Schedule of Values.

Property Description	Portfolio of 11 industrial and logistics assets across Italy. Please refer to property reports for further details.

Instruction	To value the Properties as at the Valuation Date in accordance with Terms of Engagement dated 1 October 2021.

Status of Valuer	You have instructed us to act as an External valuer as defined in the current version of the RICS Valuation – Global Standards.

Please note that the Valuation may be investigated by the RICS for the purposes of the administration of the Institution’s conduct and disciplinary regulations in order to ensure compliance with the Valuation Standards.

Purpose and Basis of Valuation	You have requested us to carry out a Valuation for Secured Lending purposes only.

Where you have advised us that the valuation is required for your use in a particular secured lending transaction, we consent to its use solely for that transaction. Where you have not revealed to us details of a particular lending transaction, we consent to its use only in a single secured lending decision.

The Valuation will be on the basis of:

• Market Value as defined in the current edition of the RICS Valuation – Global Standards and in the VSTOB.

• Market Value (Vacant Possession) on the special assumption that the property is entirely vacant as at the date of our valuation.

• Market Value (SPV portfolio value) on the special assumption that the portfolio is sold as one lot via SPV deal.

Market Value	€270,870,000 (TWO-HUNDRED SEVENTY MILLION, EIGHT HUNDRED SEVENTY THOUSAND EURO) exclusive of VAT.

Vacant Possession	€208,620,000 (TWO-HUNDRED AND EIGHT MILLION, SIX-HUNDRED A EURO) exclusive of VAT.

Prepared under the special assumption that each of the properties is entirely vacant and non-income producing as at the date of our valuation.

Special assumption (portfolio sold as one lot via an SPV deal)

€278,085,000 (TWO-HUNDRED SEVENTY-EIGHT MILLION, EIGHTY-FIVE THOUSAND EURO) exclusive of VAT.

We have been requested to provide with the Market Value under the special assumption that the portfolio is exchanged via an SPV deal as one lot, as such we applied acquisition costs of 0.75% rather than 3.50%. The assumed acquisition costs include agent and legal fee and do not include Stamp Duty in line with the jurisdiction and market practice in Italy for this kind of transactions.

Portfolios and Aggregation	We have valued the Properties individually and no account has been taken of any discount or premium that may be negotiated in the market if all or part of the portfolio was to be marketed simultaneously, either in lots or as a whole.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC CAMELOT PORTFOLIO

Joint Tenancies and Indirect Investment Structures	Where a property is owned through an indirect investment structure or a joint tenancy in a trust for sale, our Valuation represents the relevant apportioned percentage of ownership of the value of the whole property, assuming full management control. Our Valuation therefore is unlikely to represent the value of the interests in the indirect investment structure through which the property is held.

Suitability of the Properties as Security for Lending Purpose	We have not been provided with details of the loan amount and loan terms proposed and therefore cannot comment on the suitability of the Properties for the proposed loan. We recommend that the Bank provides us with these details for our comment.

Novel Coronavirus (COVID-19)	The outbreak of Novel Coronavirus (COVID -19), which was declared by the World Health Organisation as a “Global Pandemic” on the 11 March 2020, continues to affect economies and real estate markets globally. Nevertheless, as at the Valuation Date, property markets are mostly functioning again, with transaction volumes and other relevant evidence at levels where enough market evidence exists upon which to base opinions of value. Accordingly – and for the avoidance of doubt – our Valuation is not reported as being subject to ‘material valuation uncertainty’, as defined by VPS 3 and VPGA 10 of the RICS Valuation – Global Standards.

This explanatory note has been included to ensure transparency and to provide further insight as to the market context under which the Valuation opinion was prepared. In recognition of the potential for market conditions to move rapidly in response to changes in the control or future spread of COVID -19, we highlight the importance of the Valuation Date.

Rental Income	The Valuation we have provided reflects the rental income as at the Date of Valuation, as set out within this report, which you have confirmed to be correct and comprehensive. It also reflects any issues concerning the anticipated cash-flow that you have advised us of, as set out within this report. Given the uncertainties relating to the COVID-19 virus and the current restrictions on business activities, it is possible that there will be significant rental defaults and/or insolvencies leading to voids and a resulting shortfall in rental income. Should this occur, there will be a negative impact on the value of the subject property.

Exposure Time	Exposure Time is an estimate of how long property would have had to be marketed in the past in order to achieve the Market Value (as a sale price) today.

Taking into consideration the economic conditions and real estate market, the nature of the subject assets, we are of the opinion that the Exposure Time is equal to that of the Marketing Period, outlined in Appendix E.

Suitability of the property as security for mortgage purposes	We are of the opinion that the properties provide suitable security for secured lending. However, we have not been provided with details of the loan amount and loan terms proposed and therefore cannot comment on the suitability of the property for the proposed loan. We recommend that the Bank provides us with these details for our comment.

Compliance with Valuation Standards	The Valuation has been prepared in accordance with the latest version of the RICS Valuation – Global Standards (incorporating the International Valuation Standards) current as the Valuation Date.

The Properties have been valued by a valuer who is qualified for the purpose of the Valuation in accordance with the Red Book. We confirm that we have sufficient local and national knowledge of the particular property market involved and have the skills and understanding to undertake the Valuation competently.

Where the knowledge and skill requirements of the Red Book have been met in aggregate by more than one valuer within CBRE, we confirm that a list of those valuers has been retained within the working papers, together with confirmation that each named valuer complies with the requirements of the Red Book.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC CAMELOT PORTFOLIO

This Valuation is a professional opinion and is expressly not intended to serve as a warranty, assurance or guarantee of any particular value of the subject Properties. Other valuers may reach different conclusions as to the value of the subject Properties. This Valuation is for the sole purpose of providing the intended user with the valuer’s independent professional opinion of the value of the subject Properties as at the Valuation Date.

Sustainability Considerations	Wherever appropriate, sustainability and environmental matters are an integral part of the valuation approach. ‘Sustainability’ is taken to mean the consideration of such matters as environment and climate change, health and well-being and corporate responsibility that can or do impact on the valuation of an asset. In a valuation context, sustainability encompasses a wide range of physical, social, environmental, and economic factors that can affect value. The range of issues includes key environmental risks, such as flooding, energy efficiency and climate, as well as matters of design, configuration, accessibility, legislation, management, and fiscal considerations – and current and historic land use.

Sustainability has an impact on the value of an asset, even if not explicitly recognised. Valuers reflect markets, they do not lead them. Where we recognise the value impacts of sustainability, we are reflecting our understanding of how market participants include sustainability requirements in their bids and the impact on market valuations.

Assumptions	The Properties details on which each Valuation are based are as set out in this report. We have made various assumptions as to tenure, letting, taxation, town planning, and the condition and repair of buildings and sites – including ground and groundwater contamination – as set out below.

If any of the information or assumptions on which the Valuation is based are subsequently found to be incorrect, the Valuation figures may also be incorrect and should be reconsidered.

Variations and/or Departures from Standard Assumptions	None.

Special Assumptions	We have undertaken a scenario-based valuation of the subject properties on the Special Assumption of vacant possession.

Verification	We recommend that before any financial transaction is entered into based upon these Valuations, you obtain verification of any third-party information contained within our report and the validity of the assumptions we have adopted.

We would advise you that whilst we have valued the Properties reflecting current market conditions, there are certain risks which may be, or may become, uninsurable. Before undertaking any financial transaction based upon this Valuation, you should satisfy yourselves as to the current insurance cover and the risks that may be involved should an uninsured loss occur.

Valuer	The Properties have been valued by a valuer who is qualified for the purpose of the Valuation in accordance with the Red Book.

Independence	We confirm that during the last two years CBRE Ltd (or other companies forming part of the same group of companies within the UK) have acted for the borrower, however the total fees, including the fee for this assignment, earned by CBRE Ltd from the borrower are less than 5.0% of the total UK revenues.

The total fees, including the fee for this assignment, earned by CBRE Ltd (or other companies forming part of the same group of companies within the UK) from the Addressee (or other companies forming part of the same group of companies) is less than 5.0% of the total UK revenues.

Previous Involvement and Conflicts of Interest	As you have been made aware, we would disclose our previous involvement with part of the portfolio: We confirm that neither the valuers named above, nor CBRE have had any current material involvement with the properties or the borrower and have no personal interest in the outcome of the valuation – nor are we aware of any conflicts of interest that would prevent us from exercising the required levels of independency and objectivity.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC CAMELOT PORTFOLIO

We confirm that our previous involvement includes:

•   Valued the properties on behalf of Bank of America Merrill Lynch International Limited in 2017 as part of the original finance arrangement for Secured Lending Purposes. We revalued the properties on your behalf in 2019.

•   Valued the properties on behalf of Situs as part of the potential refinance in December 2019. The instruction was aborted.

•   Valued the properties in December 2020 on behalf of CBRE Loan Services as Facility Agent for and on behalf of Finance Parties including Bank of America Merrill Lynch International Limited, Milan Branch as Mandated Lead Arranger.

Aside from the above, we confirm that neither the valuers, nor CBRE have had any previous, nor current, material involvement with the properties or the borrower, and have no personal interest in the outcome of the valuation – nor are we aware of any conflicts of interest that would prevent us from exercising the required levels of independency and objectivity.

Reliance

The contents of this Report may only be relied upon by:

i)   Addressees of the Report; and

ii)  Parties who have received prior written consent from CBRE in the form of a reliance letter;

for the specific purpose set out herein and no responsibility is accepted to any third party for the whole or any part of its contents.

Publication	Neither the whole nor any part of our report nor any references thereto may be included in any published document, circular or statement nor published in any way without our prior written approval of the form and context in which it will appear.

Such publication of, or reference to this report will not be permitted unless it contains a sufficient contemporaneous reference to any departure from the Red Book or the incorporation of the special assumptions referred to herein.

	Yours faithfully	Yours faithfully

	XXXXX Executive Director RICS Registered Valuer For and on behalf of CBRE Limited +44 XXXXX XXXXX	XXXXX Associate Director RICS Registered Valuer For and on behalf of CBRE Limited +44 XXXXX XXXXX

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC CAMELOT PORTFOLIO

Schedule of Values

Property name	Address	Property Type	Tenure	Market Value (€)	Special Assumption (Vacant Possession Value) (€)
Massalengo	23, Strada Provinciale, Massalengo, 26815, Italy	Industrial and Logistics	Freehold	63,610,000	45,960,000
Marzano	128, Strada Provinciale, Marzano, 27010, Italy	Industrial and Logistics	Freehold	22,400,000	16,850,000
Bologna I	7, Via Pradazzo, Calderara di Reno, 40012, Italy	Industrial and Logistics	Freehold	44,320,000	35,310,000
Bologna II	5, Via Pradazzo, Calderara di Reno, 40012, Italy	Industrial and Logistics	Freehold	9,930,000	7,450,000
Bologna III	5, Via Pradazzo, Calderara di Reno, 40012, Italy	Industrial and Logistics	Freehold	14,970,000	10,670,000
Veronella	Via Galileo Galilei, Verona, 37040, Italy	Industrial and Logistics	Freehold	8,190,000	6,740,000
Cornaredo	Via Monzoro, Milan, 20010, Italy	Industrial and Logistics	Freehold	6,180,000	4,400,000
Cameri	Via Montimperiale, Milan, 28062, Italy	Industrial and Logistics	Freehold	34,120,000	25,730,000
Oppeano - Busoni	Via Marco Biagi, Verona, 37050, Italy	Industrial and Logistics	Freehold	26,790,000	22,090,000
Oppeano - Maffei	Via Spinetti, Verona, 37050, Italy	Industrial and Logistics	Freehold	30,120,000	25,600,000
Oppeano - Mazzanta	Via Mazzanta, Verona, 37050, Italy	Industrial and Logistics	Freehold	10,240,000	7,820,000

Portfolio Total (€)				270,870,000	208,620,000

*

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC CAMELOT PORTFOLIO

Source of Information and scope of work

Sources of Information

We have carried out our work based upon information supplied to us by the Borrower, which we have assumed to be correct and comprehensive. This includes the following key information:

Tenancy and General Property Related Information

•   Tenancy schedule file titled ‘ CAM_Tenancy Schedule 30.09.2021_r’

•   Operational Cost file titled ‘CAM_IMU_30.09.2021 - Saldo IMU’ and ‘CAM_premi assicurativi_30.09.21’

•   Capex schedule titled ‘CAM_capex_30.09.21_r’ with Capex plan provided by the Borrower

Due Diligence

•   Project Bianchi – Legal Red Flag Report prepared by Clifford Chance and dated 17 November 2021

Red Flag Report in the Project Camelot- Project Triple Portfolio prepared By Legance Avvocati Associati dated 23 October 2017 and updated November 2021

•   Technical and Environmental Phase I Due Diligence Report prepared by EY and dated November 2021

•   Reinstatement Costs Assessment prepared by Ernst & Young and dated November 2021

Inspection	The Properties were internally and externally inspected. Please refer to each property report for date of inspection and the attending surveyor.

Areas	We have not measured the Property but have relied upon the floor areas provided to us by the Borrower, as set out in this report, which we have assumed to be correct and comprehensive.

Environmental Considerations

We have been provide with Environmental Due Diligence prepared by Ernst & Young and dated November 2021.

We have not been instructed to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the property or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

Services and Amenities	We understand that the Properties are located in an area served by mains gas, electricity, water and drainage. None of the services have been tested by us.

Repair and Condition

We have not carried out building surveys, tested services, made independent site investigations, inspected woodwork, exposed parts of the structure which were covered, unexposed or inaccessible, nor arranged for any investigations to be carried out to determine whether or not any deleterious or hazardous materials or techniques have been used, or are present, in any part of the Property. We are unable, therefore, to give any assurance that the Property is free from defect.

We have seen a copy of a building survey carried out by EY and dated November 2021.

Town Planning	We have not undertaken planning enquiries.

Titles, Tenures and Lettings

Details of title/tenure under which the Properties are held and of lettings to which it is subject are as supplied to us. We have not generally examined nor had access to all the deeds, leases or other documents relating thereto. Where information from deeds, leases or other documents is recorded in this report, it represents our understanding of the relevant documents. We should emphasise, however, that the interpretation of the documents of title (including relevant deeds, leases and planning consents) is the responsibility of your legal adviser.

We have not conducted credit enquiries on the financial status of any tenants. We have, however, reflected our general understanding of purchasers’ likely perceptions of the financial status of tenants

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC CAMELOT PORTFOLIO

Valuation Assumptions

Capital Values

The Valuation has been prepared on the basis of “Market Value”, which is defined in the Red Book as:

“The estimated amount for which an asset or liability should exchange on the Valuation Date between a willing buyer and a willing seller in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

The Valuation represents the figure that would appear in a hypothetical contract of sale at the Valuation Date. No adjustment has been made to this figure for any expenses of acquisition or realisation - nor for taxation which might arise in the event of a disposal.

No account has been taken of any inter-company leases or arrangements, nor of any mortgages, debentures or other charge.

No account has been taken of the availability or otherwise of capital based Government or European Community grants.

Rental Values

Unless stated otherwise rental values indicated in our report are those which have been adopted by us as appropriate in assessing the capital value and are not necessarily appropriate for other purposes, nor do they necessarily accord with the definition of Market Rent in the Red Book, which is as follows:

“The estimated amount for which an interest in real property should be leased on the Valuation Date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

Fixtures, Fittings and Equipment

Where appropriate we have regarded the shop fronts of retail and showroom accommodation as forming an integral part of the building.

Landlord’s fixtures such as lifts, escalators, central heating and other normal service installations have been treated as an integral part of the building and are included within our Valuations.

Process plant and machinery, tenants’ fixtures and specialist trade fittings have been excluded from our Valuations.

All measurements, areas and ages quoted in our report are approximate.

Environmental Matters

In the absence of any information to the contrary, we have assumed that:

a)  the Properties are not contaminated and is not adversely affected by any existing or proposed environmental law;

b)  any processes which are carried out on the Properties which are regulated by environmental legislation are properly licensed by the appropriate authorities;

c)  the Properties possesses current energy performance certificates as required under government directives.

d)  the Properties are either not subject to flooding risk or, if it is, that sufficient flood defences are in place and that appropriate building insurance could be obtained at a cost that would not materially affect the capital value; and

e)  invasive species such as Japanese Knotweed are not present on the Properties.

Repair and Condition

In the absence of any information to the contrary, we have assumed that:

a)  there are no abnormal ground conditions, nor archaeological remains, present which might adversely affect the current or future occupation, development or value of the Properties;

b)  the Properties are free from rot, infestation, structural or latent defect;

c)  no currently known deleterious or hazardous materials or suspect techniques, including but not limited to Composite Panelling, ACM Cladding, High Alumina Cement (HAC), Asbestos, have been used in the construction of, or subsequent alterations or additions to, the Properties; and

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC CAMELOT PORTFOLIO

d)  the services, and any associated controls or software, are in working order and free from defect.

We have otherwise had regard to the age and apparent general condition of the Properties. Comments made in the property details do not purport to express an opinion about, or advise upon, the condition of uninspected parts and should not be taken as making an implied representation or statement about such parts.

Title, Tenure, Lettings, Planning, Taxation and Statutory & Local Authority Requirements

Unless stated otherwise within this report, and in the absence of any information to the contrary, we have assumed that:

a)  the Properties possesses a good and marketable title free from any onerous or hampering restrictions or conditions;

b)  the building has been erected either prior to planning control, or in accordance with planning permissions, and has the benefit of permanent planning consents or existing use rights for their current use;

c)  the Properties is not adversely affected by town planning or road proposals;

d)  the building complies with all statutory and local authority requirements including building, fire and health and safety regulations, and that a fire risk assessment and emergency plan are in place;

e)  only minor or inconsequential costs will be incurred if any modifications or alterations are necessary in order for occupiers of each Property to comply with the provisions of the relevant disability discrimination legislation;

f)   all rent reviews are upward only and are to be assessed by reference to full current market rents;

g)  there are no tenant’s improvements that will materially affect our opinion of the rent that would be obtained on review or renewal;

h)  tenants will meet their obligations under their leases, and are responsible for insurance, payment of business rates, and all repairs, whether directly or by means of a service charge;

i)   there are no user restrictions or other restrictive covenants in leases which would adversely affect value;

j)   where appropriate, permission to assign the interest being valued herein would not be withheld by the landlord where required;

k)  vacant possession can be given of all accommodation which is unlet or is let on a service occupancy.

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PROPERTY REPORTS

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_01 - Massalengo BANK OF AMERICA EUROPE DAC 01-Oct-2021

Massalengo - 23, Strada Provinciale, Massalengo, 26815, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	63,610,000
Market Value (per sm)	1,003
Net Initial Yield	5.86%
Reversionary Yield	5.47%
Equivalent Yield	5.10%
Gross Income (p.a.)	4,271,922
Gross Income (p.a.) (per sm)	67
*Adj. Gross Income	4,271,922
Adj. Gross Income (per sm)	67
Net Income (p.a.)	3,856,249
Net Income (p.a.) (per sm)	61
Gross Rental Value	4,108,380
Gross Rental Value (per sm)	65
Capital Expenditure	-6,000,000
Transaction Costs	3.50%
Over / Under Rented	3.98%

KEY FACTS
Metric	Value
Total Area (sm)	63,427

WAULT to Expiry by Rent	3.81
WAULT to Expiry by ERV	3.58
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	9
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Carrefour GS S.p.a.	1.49	33,746	2,130,546	2,074,830	49.9%
Havi Logistics S.r.l.	4.95	13,493	780,677	746,240	18.3%
AF Logistics	10.26	6,528	754,298	547,390	17.7%
Svat S.p.a.	3.11	9,660	606,401	739,920	14.2%
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	3.58	63,427	4,271,922	4,108,380	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_01 - Massalengo BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

MASSALENGO I

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 63,610,000 (Sixty-Three Million Sixty Hundred Ten Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

PROPERTY REPORT

STRADA PROVINCIALE 23, MASSALENGO

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	12/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Good covenant strength of the current tenants.

•   General fair state of maintenance and repair of the logistics property;

•   Cold and frozen storage facilities (ranging from -20°C to 4°C);

•   Good accessibility to the A1 motorway (Autostrada del Sole);

•   Excellent visibility from the provincial road (SP3);

•   Flexible layout.

•   Good provision of office spaces;

•   Good parking provision.

•   Despite the motorway proximity, trucks need to cross the Massalengo town centre to get to the subject property;

•   The property comprises specific technical systems (high capacity refrigerating plants) which require high maintenance costs

•   Cross-docking limited to building A, the remaining buildings have loading bays just on one side;

OPPORTUNITIES	THREATS
• The property could be subject to potential split up into smaller units; • Potential enlargement given the remaining GFA	• Uncertain take-up in case of release of the property by the current tenants at lease expiry. • Some specific internal features might reduce the pool of potential tenants.

LOCATION & SITUATION

LOCATION

The subject property is located in the Cascina Postino Locality between the Massalengo and Villanova del Sillaro municipalities.

Massalengo is a small town counting some 4,348 (ISTAT, 2021) inhabitants in the province of Lodi. Unemployment rate in the Municipality of Massalengo, as per Urbistat is 6.3%, still lower compared to the national rate of 10% (Urbistat, 2019).

The property is in Strada Provinciale 23 (SP23), some 3 km from the urban centre of Masselengo, some 5 km from the “Lodi” and some 19 km from the “Casalpusterlengo” motorway exits along the A1 (“Autostrada del Sole”). The A1 is the longest Italian motorway connecting Milano to Napoli through Bologna, Firenze and Roma for some 759,4 km and crossing the major motorways A21- A22 - A14 as well as the southern ring road of Milano (A50).

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

The subject property extends on a site area of some 140,000 sq m and comprises a large logistics complex, which - as per the Technical and Environmental due diligence report issued by EY on 12 November 2021 – covers a 57,000 sq m area.

The property consists of 7 building units constructed in two phases between 2006 and 2014, in addition to a plot of land, on the eastern side of the complex, identified in the building cadastre of the Municipality of Villanova del Sillaro under sheet 16, map. 92; a plot of land on the north/eastern side of the area, identified in the building cadastre of Massalengo under sheet 10, map 296 is included in the property. The property is fully let (multi-tenant). The irregular shaped lot is delimited by a metallic fence with pedestrian and vehicle entrances and is located along a road running parallel to the SP3.

The surroundings are mainly characterised by agricultural fields and partially by small size industrial/light industrial properties located near the motorway junctions or near urban centres; the subject property is the largest industrial/logistics asset in the subject area, with good remaining building capability and a buildable area.

Despite its proximity to the A1 motorway, the subject area is in a less appealing, secondary industrial/logistics areas of Milan.

PROPERTY DESCRIPTION

DESCRIPTION

Logistics warehouse constructed between 2006 and 2014, including 7 buildings for logistics use with clear heights of 11 m, mainly characterised by pre-cast reinforced concrete frame structure, doubled pitched roof and flat roof; the refrigerated logistics warehouses feature high insulated sandwich panels, while the office building portions have curtain wall facades with painted aluminium windows frames and thermal break glasses. The external area is paved and used for manoeuvring and car/truck parking.

The lot is characterized by the following units:

•   building A of 28,517 sq m GLA - let to GS S.p.A. (Carrefour);

•   building B of 4,701 sqm GLA – let to GS S.p.A. (Carrefour);

•   building C of 5,949 sqm GLA used for industrial production serving the logistics distribution - let to AF Logistics;

•   building D of 14 sq m GLA and let AF Logistics;

•   building E of 7,418 sq m GLA – let to SVAT;

•   building F1 of 1,800 sq m GLA – let to SVAT;

•   building F2 of 1,830 sq m GLA – let to HAVI;

•   buildings G1&G2 of 10,913 sq m- let to HAVI.

Besides, solar panels are installed on the roofs of the storages but are not subject to valuation as they are owned by third parties and subject to a lease for the use of the roof.

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

As from the information provided within the Technical Due Diligence Report prepared by EY and dated 12 November 2021 the potable water is supplied from the mains of the municipality public water provider; but no evidence of any supply of Gas to the logistic complex has been found.

Electricity is supplied at MV (Medium Voltage) at 15 kV to the common ENEL electrical cabin. There are three MV/LV transformer substations within the building complex: the first one, serving buildings A-B-C, is located on the north side; the second one, serving building D, is located on the roof; the third one is located on the roof and is serving buildings F and G.

Luminaires installed in the warehouse are of different type, mainly ceiling lighting busbar mounted tubular fluorescent luminaires. External lighting is realized through metal halide lamps along the perimeter of the facade and on poles. In the office areas, there are installed mainly dark light in the false ceiling.

Warehouses are not heated. Office Heating system is mainly with VRV Heat Pump systems; there are also installed some split / multi split systems in some dedicated areas. Office Cooling system is with the same equipment of the Heating, mainly with Heat Pumps VRV systems brand DAIKIN and for some areas split / multi split systems. Warehouse Refrigerated rooms have external Chillers mainly with refrigerant fluid R507.

The logistic complex is protected against fire damage mainly by the following systems: Internal hydrant UNI45 and UNI 25; External hydrant UNI70; Portable fire extinguishers (both powder and CO2); VVF pump connections; smoke detection system; manual push buttons; emergency lighting; safety signage; smoke detection and aspiration system (Building D)

Within the building complex there are two pumping stations with water reserve, one serving buildings A-B-C-E and the other serving buildings D, F, G.

There are installed lifts in multi-floor office buildings.

In general the building was in a sufficient maintenance condition.

Summary of known specification:

Characteristic	Result
Built / Renovation	2006/2014
Eaves Height	11 m
No. of loading Doors	131
Loading Door Ratio (/1k sqm)	2,1
Floor loading	n/a
Cross-Dock	Building A only.
Warehouse (% of GLA)	84%
Site Coverage Ratio	40.7%

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

ACCOMMODATION

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA in the Tenancy Schedule provided by the Borrower (CAM_Tenancy Schedule 30.09.2021_r).

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less than 5%. Therefore, we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	6,805
GF	Cold Storage	31,949
GF	Frozen Storage	16,416
GF	Office	5,204
Other	Mezzanine	754
GF	Other	2,299
TOTAL		63,427
Site Area		140,000

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared EY dated 12/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

In addition we were provided by the Client with an immediate CapEx budget (excel file “CAM_capex_30.09.2021_r”) of €6,000,000 for the upgrade of the fire system.

We applied a standard capital allowance of €1.50/sqm starting from 24 months from valuation date.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment issued by EY and dated 5 November 2021 and no high-risk issues have been detected.

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

TENURE	As from the information provided within the Technical Due Diligence issued by EY and dated 12 November 2021 and the Red Flag Report in the Project Camelot- Project Triple Portfolio prepared By Legance Avvocati Associati dated 23 October 2017 and updated November 2021 we understand that the property has been acquired by Kryalos SGR S.p.a. in force of the sale and purchase agreement with Fail (previous owner), ref. no. 67534/13342, on December 28, 2017.

The Massalengo Asset is affected by the following liens:

• Zoning agreements executed for the construction of the assets;

•   Easement of power lines in favour of the national electrical provider ENEL S.p.A., established with notarial deed notarized by the Notary XXXXX of Lodi on December 10-17, 2012, ref. no. 172527-172557/31749;

• Easement of electric cabin in favour of Enel Distribuzione S.p.A. established with the agreement executed on November 3, 2004 before notary XXXXX of Lodi, ref. no. XXXXX;

• Easement of electric cabin in favour of Enel Distribuzione S.p.A. established with the agreement executed on November 3, 2004 before notary XXXXX of Lodi, ref. no. XXXXX;

• Easement of electric cabin in favour of Enel Distribuzione S.p.A. established with the agreement executed on July 5 2006 before notary XXXXX of Lodi, ref. no. XXXXX /23710.

• Mortgage registered on January 29, 2018 with no. 1701/200;

•   the surface right affecting some portions of the Massalengo Asset previously entititled to Mediocredito Italiano S.p.A. is now entitled to Intesa Sanpaolo S.p.A., since Mediocredito Italiano S.p.A. has been merged by incorporation into Intesa Sanpaolo S.p.A.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided by the Borrower with a detailed tenancy schedule (CAM_Tenancy Schedule 30.09.2021_r). We cross-checked information provided by the Borrower against Red Flag Report in the Project Camelot- Project Triple Portfolio prepared By Legance Avvocati Associati dated 23 October 2017 and updated November 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	GS S.p.A. (Carrefour)

Lease Length:	12+6 starting from 29/07/2005

Rent:	€1,549,281 p.a.

Rent Review:	75% ISTAT

Break Option:	Rolling BO with 12 months notice

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

Incentives:	N.a.

Tenant Name:	GS S.p.A. (Carrefour)

Lease Length:	6+6 starting from 01/03/2011

Rent:	€581,265 p.a.

Rent Review:	75% ISTAT

Break Option:	Rolling BO with 12 months notice

Incentives:	N.a.

Tenant Name:	AF Logistics

Lease Length:	8+6 starting from 28/12/2017

Rent:	€753,387 p.a.

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	N.a.

Tenant Name:	Logistics (restaurant)

Lease Length:	8+6 starting from 28/12/2017

Rent:	€911 p.a.

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	N.a.

Tenant Name:	Svat Service S.p.A.

Lease Length:	6+6 starting from 01/10/2009

Rent:	€543,693 p.a.

Rent Review:	75% ISTAT

Break Option:	Rolling BO with 12 months notice

Incentives:	Yearly discount of Euro 12,000, in case of installation of the photovoltaic plant over the roof of the building

Tenant Name:	Svat Service S.p.A.

Lease Length:	12+6 starting from 01/01/2016

Rent:	€62,708 p.a.

Rent Review:	75% ISTAT

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

Break Option:	The tenant waived its right to the terminate the lease at the 1st renewal on 31/12/2021

Incentives:	N.a.

Tenant Name:	Havi Logistics Srl 1

Lease Length:	5+5 starting from 01/01/2016

Rent:	€68,990 p.a.

Rent Review:	75% ISTAT

Break Option:	From 01/01/2021 rolling BO with 6-month notice

Incentives:	COVID EMENDMENT

• Deferral of 50% of Q2 2020 rent to Q4 2020 rent

• Tenant refrains to exercise the BO before 31/12/2020

Tenant Name:	Havi Logistics Srl 2.1

Lease Length:	5+2 starting from 01/04/2016

Rent:	€389,064 p.a.

Rent Review:	50% ISTAT

Break Option:	N.a.

Incentives:	N.a.

Tenant Name:	Havi Logistics Srl 3

Lease Length:	9+9 starting from 01/11/2012

Rent:	€322,623 p.a.

Rent Review:	75% ISTAT

Break Option:	Starting from November 1, 2019 the Tenant is entitled to withdraw from the Lease Agreement at any time with a 12-month prior written notice, by paying a penalty equal to Euro 500,000.

Following November 1, 2021, the Tenant is entitled to withdraw from the Lease Agreement at any time with a 12-month prior written notice (no penalty envisaged). As from the Red Flag Report in the Project Camelot- Project Triple Portfolio prepared By Legance Avvocati Associati dated 23 October 2017 and updated November 2021 we understand that there is a not signed document in which the parties agreed to reduce the notice period for the Tenant’s withdrawal right from 12 to 6 months.

Incentives:	N.a.

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Annual Amount
Capital Expenditure: Fixed Amount	Provided by the Borrower in the Excel file “CAM_capex_30.09.2021_r”	On Valuation	€	Yr 1 2,360,000
		No Repeat	€	Yr 2-5 3,640,000
Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void No Repeat		Not activated

TOTAL ON VALUATION				€6,000,000

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “CAM_IMU-30.09.2021 - Saldo IMU”	On Valuation In perpetuity	€292,570
	Insurance	Provided by the Borrower in the Excel file “CAM_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€67,568
	Property Management: 0.8% of Rental Value	CBRE estimate	On Valuation In perpetuity	€34,175
	Rent Tax: 0.50% of Rental Value	CBRE estimate	On Valuation In perpetuity	€21,360
	Maintenance: €1.50 per sq m	CBRE Estimate	24 months post Valuation date	€95,141

	TOTAL: ON VALUATION			€510,814

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent lettings transactions and occupational demand for the region within which the subject property is located. The rental rates range between €41 and €53 per sq m per annum for standard logistics warehouse, depending on the duration of the lease contract, building specifications and age.

	As the number of letting transactions regarding cold/frozen storage spaces is scarce and not publicly available, we came to our opinion of market rent for standard logistics and applied a premium on the cold/frozen storage spaces.

	Generally, the cold logistics market is characterised by higher rental values which can reach values 80-100% higher than the ones registered for traditional warehouses.

	We would consider the letting transaction in Borgo San Giovanni as the most relevant in terms of location and situation. Nevertheless, we consider the comparable to present slightly better state of repair and therefore reach a higher agreed rent.

	Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

			Unit	Assumption
	Dry Warehouse Rental Value		EUR/ sq	40
	Office Rental Value		EUR/ sq	40
	Frozen Storage Rental Value		EUR/ sq	82
	Cold Storage Rental Value		EUR/ sq	60
	Other		EUR/ sq	20
	Bar/ Canteen		EUR/ sq	65
	Mezzanine		EUR/ sq	28

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

Considering the high specificity of the refrigerated logistics activities, we are of the opinion that the current rent (€4,271,922 p.a.) is slightly above our opinion of market rent. We believe that the property investment market would view the tenant companies as providing good security. At the same time, the high insulating level of the buildings and the presence of appurtenance refrigerating plants let us think that the current tenants would hardly release the buildings at lease expiry and they will confirm the continuity of the activities.

Financial investigations are outside the scope of this instruction, but we have assumed that investors would deem the tenant to be of good covenant strength

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. Given the specific building typology of a number of buildings (frozen, controlled temperature warehouses), we have considered transactions of both standard and frozen/controlled temperature distribution facilities (both single assets or portfolios).

We have looked into recent transaction of warehouses presenting similar location or characteristics. We would consider the recent transaction in Massalengo within the Century portfolio in Q3 2021 and in Massalengo in Q4 2019 as relevant, in terms of location and state of repair. We also considered the transaction within other logistic submarkets but representing frozen/controlled temp characteristics. The transaction in Vigasio (Core Veneto Corridor) in Q2 2020 represents a BTS controlled temperature warehouse, reflecting a capital value of €1,312/sqm.

We would expect the subject property to reach to reach a lower capital value compared to the Vigasio asset, though situated in a not-prime logistic submarket, but higher compared with the two transactions in Massalengo.

We note that prime yields have compressed significantly for the logistic sector, with currently prime yield standing at 4.00% as at November 2021.

For the valuation of this asset, we adopted an Equivalent Yield of 5.10% and allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€63,610,000

(Sixty-Three Million Sixty Hundred Ten Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

Our overall approach results in a blended capital rate per sq m of approx €1,000 which falls within our expectation range.

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 9-12 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.
We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 9-12 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.10%, resulting in a total value of €45,960,000 equating to a capital rate of €725 per sq m.

ESTIMATED RE- INSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €44,900,000, including demolition costs and fees, with an estimated blended construction rate of €621 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Casorate primo	Frozen Logistics	Q3 2020	117,500	Kuene + Nagel	6	N.a	€1,312,500	€75.0	Similar
Borgo San Giovanni	Logistics	Q4 2020	31,500	DHL	9	N.a.	€1,291,500	€41.0	Similar
Tavazzano con Villavesco	Logistics	Q1 2021	14,500	Stef	6	3y	€768,500	€53.0	Superior
Borgo San Giovanni	Logistics	Q2 2021	4,242	Microdisegno	6+6	6y	€199,400	€47.0	Similar
Monticelli d’Ongina	Retail	Q3 2021	30,649	Logistica Uno	N.a.	N.a.	€1,409,854	€46.0	Similar

ON BEHALF OF: BAML

PROPERTY NAME: MASSALENGO I

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Massalengo, (LO)	Distribution & Logistics (Standard whs)	Q4 2019	13,000	5 Est.	—	8,090,000	6.80% Est.	622	Similar (Standard whs)
Siziano, (PV)	Distribution & Logistics (Standard whs)	Q4 2019	20,840	—	—	16,500,000	5.68%	792	Better
Marzano (PV)	Logistics – Standard	Q2 2020	9,575	n.a.	—	6,120,000	6.90%	639	Worse
Vigasio (VR)	Distribution & Logistics (BTS - controlled temperature)	Q2 2020	12,000	15y	—	15,740,000	6.00%	1,312	Better
Lodi	Distribution & Logistics (Standard whs)	Q2 2021	40,000	N.a.	N.a.	30,000,000	5.00%	750	Worse
Isola Rizza (VR)	Distribution & Logistics	Q3 2021	35,130	10.5y	1,078,000	34,000,000	5.25	968	Worse
Massalengo (MI) (Century Portfolio)	Distribution & Logistics	Q3 2021	27,000	5y	€1.03m	€15 mil	5.46%	€555/sqm	Similar location

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_02 - Marzano BANK OF AMERICA EUROPE DAC 01-Oct-2021

Marzano - 128, Strada Provinciale, Marzano, 27010, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	22,400,000
Market Value (per sm)	926
Net Initial Yield	4.90%
Reversionary Yield	5.20%
Equivalent Yield	5.05%
Gross Income (p.a.)	1,303,654
Gross Income (p.a.) (per sm)	54
*Adj. Gross Income	1,303,654
Adj. Gross Income (per sm)	54
Net Income (p.a.)	1,135,586
Net Income (p.a.) (per sm)	47
Gross Rental Value	1,467,600
Gross Rental Value (per sm)	61
Capital Expenditure	-332,000
Transaction Costs	3.50%
Over / Under Rented	-11.17%

KEY FACTS
Metric	Value
Total Area (sm)	24,187

WAULT to Expiry by Rent	7.34
WAULT to Expiry by ERV	7.34
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Marr S.p.a.	7.34	24,187	1,303,654	1,467,600	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	7.34	24,187	1,303,654	1,467,600	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_02 - Marzano BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: MARZANO

MARZANO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 22,400,000 (Twenty-Two Million Four Hundred Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: MARZANO

PROPERTY REPORT

STRADA PROVINCIALE 128, MARZANO

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	12/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Freehold. • Fully let to an occupier deemed to be of good covenant strength. • Good general state of repair. • Good clear height.	• Stand-alone building that is neither within a logistics park nor within an established industrial location. • Secondary location.

OPPORTUNITIES	THREATS
• Continued improvement in property market and strong demand for investments with good covenants.	• 100% income risk to a single tenant albeit a good covenant.

LOCATION & SITUATION

LOCATION	The subject property is situated in the countryside of Marzano (PV), along Provincial Road 128, and is linked to Provincial Road 412 that connects to Milan (ca. 25 km). The municipality is 10 km far from Pavia. The landscape in the region is dominated by agricultural land, small traditional villages and large stand-alone roadside industrial buildings. The more prominent locations, which have good road links feature pockets of industrial parks.

The nearest city is Milan, the second most populated city in Italy after Rome, with a total population of 1,396,522 (2021 ISTAT). The city is recognised as the main industrial, commercial and financial capital of Italy, with a recent focus on service sectors and a fall in the presence of the traditional agriculture, industry and construction. The unemployment rate in Milan (6.0% in 2019) is significantly lower than the national average (10.0% in 2019) and the city continues to show gains in general productivity (producing one tenth of Italian GDP).

The subject property is immediately accessible from Provincial Road SP128 which links the asset to the more important Provincial Road SP412 “Val Tidone”. The connection is placed 3 km far from the subject structure.

ON BEHALF OF: BAML

PROPERTY NAME: MARZANO

The subject property is not located within in a structured logistics park or in an industrial area.

The immediate surrounding area is characterised by rural settlements with some little municipality placed all around (with a range of 1-2 km). Marzano is 1.5 km to the south. The property itself is bounded by a similar style industrial building to the south occupied entirely by Geodis and vacant plots of agricultural land to the north, east and west.

The closest highway is greater than 10 km from the subject property.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property comprises a distribution facility, with ancillary office accommodation and sufficient car parking, set on a 67,106 sq m site. It was constructed in 2009 and is characterised by a large, rectangular shaped warehouse with adjoining, glazed office section at the front. The property shares an entrance from the main road with the adjacent industrial building, leading to a dedicated access road through a shared car park. The property features a barrier entrance with security outbuilding. Additional secure car parking spaces are available to the front of the property. The site is bounded by metal fencing.

The property is of concrete frame construction, with metal panel and glazed elevations, beneath a predominantly flat roof. Part of the roof features a significant recessed space where most of the technical equipment appears to be located.

Warehouse: The property includes warehouse space which has been sub- divided to provide ambient, fresh and cold storage. The specification includes screed concrete flooring, racking, exposed concrete roof with natural light panelling, fluorescent beam and halogen spot lighting, ventilation / fan and sprinkler system. We understand the clear eaves height for the main warehouse space is 13m a that the property includes a total of 39 loading doors.

Office: The office space is arranged over lower ground, ground and 2 upper floors. The ground floor features reception, meeting space, WCs and storage. The first and second floors are largely similar, featuring partitioned office / meeting space around a central core and lift shaft. The lower ground level includes canteen area and kitchen. The finish across the office is of a standard fit-out with tile / laminate tile flooring, suspended ceiling incorporating fluorescent panel lighting and ventilation. Radiators and power sockets are around the perimeter of the space and windows are double glazed. The space features 1 personnel lift. The roof can be accessed via the core stairwell and lift.

We understand the property benefits from 193 car parking spaces.

ON BEHALF OF: BAML

PROPERTY NAME: MARZANO

Summary of known specification:

Characteristic	Result
Built / Renovation	2009
Eaves Height	12.5 m
No. of loading Doors	39
Loading Door Ratio (/1k sqm)	1.6
Floor loading	N.a.
Cross-Dock	Yes
Warehouse (% of GLA)	91%
Site Coverage Ratio	32%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA in the Tenancy Schedule provided by the Borrower (CAM_Tenancy Schedule 31.12.2021_F).

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less than 5%. Therefore, we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	9,067
GF	Cold/Frozen Storage	11,858
Other	Mezzanine	1,259
GF	Office	2,003
TOTAL		24,187
Site Area		67,106

ON BEHALF OF: BAML

PROPERTY NAME: MARZANO

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared EY dated 12/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “CAM_capex_30.09.2021_r”) of €332,000 for the refurbishment of the cooling system and the installation of a new cooling unit.

We adopted capital allowance, based on the information included within the Technical Due Diligence, of €92,394 (€3.82/sqm p.a.) starting 12 months from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 29 October 2021 and no high risk issues have been detected.

TENURE	According to the Technical Due Diligence Report prepared by EY and dated 12 November 2021 the Building results owned by Kryalos Sgr and the following easement/constraint affect the building:

•   Deed rep. 7808/3160 dated 23/02/1984 related water rights (diritti d’acqua): the plots of land, belonging to Possessione Castel Lambro, are transfer with all their water rights, meausured with reference to the surface.

• Easement of eletroduct

The TDD reports that the 20 notary report dated 27/07/2017 mentions also the following easement and constraints:

•   Deed rep. 65548/12455 dated 19/11/2015 related to the use of n° 2 sanitary water wells, first rain water treatment system and fire- fighting station, located next to the building object of sale and purchase agreement (Sheet 5, Map 592).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF: BAML

PROPERTY NAME: MARZANO

TENANCY	We have been provided with a detailed tenancy schedule (CAM_Tenancy Schedule 31.12.2021_F). We cross-checked information provided by the Borrower against the Red Flag Report in the Project Camelot- Project Triple Portfolio prepared by Legance Avvocati Associati dated 23 October 2017 and updated in November 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

In the Red Flag Report we read that on 12/10/2021 an agreement has been signed between the property and MARR. Within this agreement:

• the landlord undertook to pay to the Tenant the amount of Euro 82,346.64 as reimbursement of the costs borne by the Tenant for the maintenance works carried out on the cooling system; and

• the landlord undertook to pay an amount equal to Euro 250,000.00 as reimbursement of the costs borne by the Tenant for the installation of a cooling machine (machine no. 6).

On the contrary, the Tenant:

• renounced all claims related to: (a) the execution of extraordinary works on the cooling system and (b) the installation of the cooling machine no. 6;

• undertook to carry out, at its own expense, all the ordinary and extraordinary maintenance works concerning the cooling machines (including machines no. 4, 5 and 6).

•   undertook not to remove - on termination of the MARR Lease Agreement - the cooling machine no. 6; (iv) renounced to the pre- emption right, claimed (on January 2018) in connection with the Transaction; (v) renounced to the expansion option provided for pursuant to the MARR Lease Agreement.

Moreover, the Tenant exercised the option right provided for under the MARR Lease Agreement and thus, at the expiry of the nine contractual year, the MARR Lease Agreement will be automatically renewed until January 31, 2029. With the Amendment the parties agreed that: (i) starting from November 1, 2021, the annual rent shall be equal to Euro 1,475.407.00; (ii) starting from November 1, 2021, the rent shall be reduced (on a one-off basis) by an amount equal to 4 monthly instalments. Therefore, the Tenant shall not pay the rent (only) from November 2021 to February 2022.

In addition we read that with the Amendment, the mentioned termination right in favour of the Tenant is waived. Moreover, by way of derogation of the provisions of the MARR Lease Agreement, with the Amendment and the Settlement Agreement: (i) the Tenant is entitled to withdraw from the MARR Lease Agreement as of February 1, 2025 with a 12-month prior notice; (ii) the landlord is entitled to withdraw from the MARR Lease Agreement as of February 1, 2026 with a 12-month prior notice.

Finally, with the Settlement Agreement and the Amendment the Tenant undertook to carry out, at its own expense, all the ordinary and extraordinary maintenance works concerning the cooling system (including also machines no. 4, 5 and 6)

ON BEHALF OF: BAML

PROPERTY NAME: MARZANO

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Marr S.p.A., founded in 1972, is a leading company in Italy for the distribution of food, with over 1,000 employees and 34 distribution centres across the country. It is owned by Cremonini Group.

Lease Length:	Starting from 01/02/2014 expiring 31/01/2029

Rent:	Passing rent €1,303,654 p.a.; from 1st November 2021 the agreement foresees an headline rent of €1,475,407.

Rent Review:	75% ISTAT

Break Option:	Tenant only rolling break option 12-month notice, effective from 31st January 2025

Landlord rolling break option 12-month notice, effective from 31st January 2026

Incentives:	Free rent: 4 months from November 1st 2021

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

ON BEHALF OF: BAML

PROPERTY NAME: MARZANO

	Capital Expenditure:

	Type & Calculation	Source	Effective	Annual Amount
	Capital Expenditure: Fixed Amount	Provided by the Borrower in the Excel file “CAM_capex_30.09.2021_r”	On Valuation No Repeat	Yr 1 €332,000
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void No Repeat	Not activated

	TOTAL ON VALUATION			€332,000

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “CAM_IMU-30.09.2021 - Saldo IMU”	On Valuation In perpetuity	€132,682
	Insurance	Provided by the Borrower in the Excel file “CAM_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€18,438
	Property Management: 0.8% of Rental Value	CBRE estimate	On Valuation In perpetuity	€10,429
	Rent Tax: 0.50% of Rental Value	CBRE estimate	On Valuation In perpetuity	€6,518
	Maintenance: €3.82 per sq m	EY Capex Plan	12 months Post Valuation	€92,394

	TOTAL: ON VALUATION			€260,461

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent lettings transactions and occupational demand for the region within which the subject property is located. The rental rates range between €43 and €56 per sq m per annum for standard logistics warehouse, depending on the duration of the lease contract, building specifications and age.

	As the number of letting transactions regarding cold/frozen storage spaces is scarce and not publicly available, we came to our opinion of market rent for standard logistics and applied a premium on the cold/frozen storage spaces.

ON BEHALF OF: BAML

PROPERTY NAME: MARZANO

Generally, the cold logistics market is characterised by higher rental values which can reach values 80-100% higher than the ones registered for traditional warehouses.

We would consider the letting transaction in Borgo San Giovanni and Casorate Primo as the most relevant in terms of location and situation, especially the letting transaction in Casorate Primo included a frozen logistics. Nevertheless, we consider the subject property to present slightly better state of repair and therefore reach a higher agreed rent also in the light of the recent renegotiation

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:
	Unit	Assumption
Warehouse Rental Value	EUR/ sq	45
Office Rental Value	EUR/ sq	45
Mezzanine Rental Value	EUR/ sq	36
Cold Storage Rental Value	EUR/ sq	67
Frozen Storage Rental Value	EUR/ sq	90

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Given the specific building typology (standard warehouse with frozen, and cold storage spaces), we have considered transactions of both standard and frozen/controlled temperature distribution facilities (both single assets or portfolios).

We have looked into recent transaction of warehouses presenting similar location or characteristics. We would consider the recent transaction in Siziano (PV) within the Tristan portfolio in Q2 2021 and in Siziano (PV) in Q4 2019 as relevant, in terms of location and state of repair. The transactions reflect a capital value in the range of €800/sqm.

We also considered the transaction within other logistic submarkets but representing frozen/controlled temp characteristics. The transaction in Vigasio (Core Veneto Corridor) in Q2 2020 represents a BTS controlled temperature warehouse, reflecting a capital value of €1,312/sqm.

We would expect the subject property to reach to reach a lower capital value compared to the Vigasio asset, though situated in a not-prime logistic submarket, but higher compared with the two transactions in Siziano (PV).

ON BEHALF OF: BAML

PROPERTY NAME: MARZANO

We note that prime yields have compressed significantly for the logistic sector, with currently prime yield standing at 4.00% as at November 2021.

For the valuation of this asset, we adopted an Equivalent Yield of 5.05% and allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€22,400,000

(Twenty-Two Million Four Hundred Thousand Euro)

Our overall approach results in a blended capital rate per sq m of €926 which as expected, falls within the higher end of our comparable evidence.

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 12 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.
We would consider the subject property to be appealing to international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 12 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.
• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.
We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.05%, resulting in a total value of €16,850,000 equating to a capital rate of €697 per sq m.

ESTIMATED RE- INSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €17,800,000, including demolition costs and fees, with an estimated blended construction rate of €652 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: MARZANO

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Villanterio	Logistics	Q3 2019	10,000	Logistica 93	—	N.a.	€560,000	€56.0	Superior
Carpiano	Logistics	Q4 2019	12,000	Cab-Log	—	N.a.	€540,000	€45.0	Similar
Casorate primo	Frozen Logistics	Q3 2020	117,500	Kuene + Nagel	6	n.a	€1,312,500	€75.0	Similar
Codogno	Logistics	Q1 2021	25,680	Number 1	6+6	N.a.	€1.1m	€43.0	Similar
Tavazzano con Villavesco	Logistics	Q1 2021	14,500	Stef	6	3y	€768,500	€53.0	Superior
Borgo San Giovanni	Logistics	Q2 2021	4,242	Microdisegno	6+6	6y	€199,400	€47.0	Slightly superior
Monticelli d’Ongina	Retail	Q3 2021	30,649	Logistica Uno	N.a.	N.a.	€1,409,854	€46.0	Similar

ON BEHALF OF: BAML

PROPERTY NAME: MARZANO

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Isola Rizza (VR)	Distribution & Logistics (partly cold storage) – S&LB	Q3 2019	34,000	12+6y	—	24,700,000	6.96%	737	Similar
Massalengo, (LO)	Distribution & Logistics (Standard whs)	Q4 2019	13,000	5 Est.	—	8,090,000	6.80% Est.	622	Worse (Standard whs)
Siziano, (PV)	Distribution & Logistics (Standard whs)	Q4 2019	20,840	—	—	16,500,000	5.68%	792	Similar
Marzano (PV)	Logistics – Standard	Q2 2020	9,575	n.a.	—	6,120,000	6.90%	639	Worse
Vigasio (VR)	Distribution & Logistics	Q1 2020	23,600	8y	—	16,000,000	5.90%	678	Worse
Tristan portfolio/ Celio Fund (asset in Siziano (PV))	Distribution & Logistics	Q1 2021	200,000	<6y WALB	n.a.	€156,000,000	< 4.50%	780	Similar portfolio
Vigasio (VR)	Distribution & Logistics (BTS - controlled temperature)	Q2 2020	12,000	15y	—	15,740,000	5.81%	1,312	Better
Isola Rizza (VR)	Distribution & Logistics	Q3 2021	35,130	10.5y	1,078,000	34,000,000	5.25%	968	Better
Massalengo (MI) (Century Portfolio)	Distribution & Logistics	Q3 2021	27,000	5y	€1.03m	€15 mil	5.46%	555	Similar location

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_04 - Bologna I BANK OF AMERICA EUROPE DAC 01-Oct-2021

Bologna I - 7, Via Pradazzo, Calderara di Reno, 40012, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	44,320,000
Market Value (per sm)	808
Net Initial Yield	5.38%
Reversionary Yield	5.36%
Equivalent Yield	5.12%
Gross Income (p.a.)	2,785,631
Gross Income (p.a.) (per sm)	51
*Adj. Gross Income	2,951,671
Adj. Gross Income (per sm)	54
Net Income (p.a.)	2,467,993
Net Income (p.a.) (per sm)	45
Gross Rental Value	3,091,815
Gross Rental Value (per sm)	56
Capital Expenditure	-192,092
Transaction Costs	3.50%
Over / Under Rented	-4.53%

KEY FACTS
Metric	Value
Total Area (sm)	54,850

WAULT to Expiry by Rent	5.20
WAULT to Expiry by ERV	5.01
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	11
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Palletways Italia S.p.a.	1.00	30,210	1,444,076	1,70,920	48.9%
NCV S.c.a.r.l.	9.84	8,400	458,550	462,000	15.5%
Italiansped	8.50	7,665	375,742	421,575	12.7%
Mi Food Srl (prev Officart S.r.l.)	11.93	2,680	166,040	155,440	5.6%
BCUBE	9.09	2,780	164,380	161,240	5.6%
Other	7.67	3,115	342,883	320,640	11.6%
Vacant	n/a	—	n/a	—	n/a

Total	5.01	54,850	2,951,671	3,091,815	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_04 - Bologna I BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

BOLOGNA I

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 44,320,000 (Forty-Four Million Three Hundred Twenty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

PROPERTY REPORT

VIA PRADAZZO 7, CALDERARA DI RENO

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	15/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Freehold.

•   Well-connected in terms of road networks and its close proximity to the airport.

•   Asset suitable for multi-tenant purpose with office accommodation provided in separate buildings.

•   WALT to 2nd expiry >8y

•   Occupancy rate of nearly 100% on GLA.

•   The property appears to be dated with inferior specification in comparison to modern day logistics units which may require substantial capital expenditure at a later date in order to maintain the accommodation.

•   WABO <3y

•   There are varying eaves height across the property which may restrict the flexibility relating to the usage of space within the building

•   Multi-let to 11 tenants which may be management intensive.

OPPORTUNITIES	THREATS
• Continued improvement in the logistics market and strong demand for investments with strong covenants and good flow of income.	• Palletways accounts for 50% of the rental income, which would fall away should they exercise the rolling break option from 31/12/2021.

LOCATION & SITUATION

LOCATION	Bologna is the capital and the largest city of the Emilia-Romagna region in Northern Italy, situated circa 35 km south-east of Modena, 42 km south-west of Ferrara and 90 km north of Florence.

Being one of the most affluent cities in Italy, the metropolitan area of Bologna has a population of 1,019,539 (ISTAT, 2021), making it the seventh most populous city in Italy. Unemployment rate is 5%, still low compared to the national average of 10% (Urbistat 2019).

Bologna is considered an important industrial, agricultural and financial hub, housing a number of mechanical, electronic and food company headquarters. The city also has a high presence of firms specialised in the manufacturing of automatic packing machines.

Bologna Centrale Railway Station is located at the northern edge of the city centre providing high-speed train services to major cities such as Milan, Turin and Rome, etc. As well as regional train services, intercity train services also operate to Innsbruck and Munich.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

Guglielmo Marconi International Airport is 6km west of Bologna city centre which can be reached within a 20-minute drive. Following the airport’s expansion in 2013, it is now the seventh busiest airport in Italy handling 7,680,992 passengers in 2016.

The property is located on Via Pradazzo, a predominantly industrial/logistics thoroughfare, circa 7 km to the north-west of Bologna city centre.

Situated 2 km north-west of Guglielmo Marconi International Airport, the area is considered a core industrial/logistics location in Bologna. It also benefits from excellent road networks with the SS9 running 3 km to the south of the property which connects with Modena whilst the A13 and E45 provide access to the Padua and San Marino respectively.

Whilst the surrounding area is dominated by industrial warehouses and logistics units, there are a number of residential properties in the vicinity. Large clusters of industrial properties can be found in Bargellino which is situated to the west side of the airport. Major business occupiers in the area include ITS Group, Euroma Group as well as Centro client UPS, all occupying properties close to the subject property.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property comprises four buildings with one main warehouse facility and three office buildings. The buildings are set in a regular-shaped, fully fenced site (90,391 sq m) with access via a barrier entrance fronting onto Via Pradazzo. The properties were built in 1984 and with refurbishment carried out in 2010 and 2016 on parts of the buildings. The site benefits from good external yard space which is sufficient for parking and vehicular manoeuvring.

Main Building: The main industrial building is of reinforced concrete frame construction with prefabricated concrete panel cladding underneath a corrugated iron sheet roof.

The building provides single storey open logistics space, featuring load- bearing concrete flooring, racking, ventilation, natural light panelling, suspended fluorescent strip lighting as well as halogen lighting. Furthermore, the property benefits from a charging station and 39 loading bays with automatic levellers along with a number of vehicular entrances. There are varying eaves height in the property however for the majority of space, a clear eaves height of 10 m is provided.

Office Buildings: There are three separate office building located to the front of the site, however we did not gain access into the smallest building currently occupied by Pausalavoro.

The largest office building is of steel construction with glass and concrete cladding underneath a flat roof. It is arranged over ground and first floors providing modern office accommodation which is capable of being multi-let. The typical office specification includes suspended ceilings with recessed fluorescent box lighting, plastered and painted walls and ceilings, raised floors, vinyl flooring, passenger lifts and ventilation.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

Both the remaining office buildings are of concrete construction underneath a flat roof. They provide office accommodation fitted out to a similar specification to the above but is inferior in terms of condition.

As from the information provided within the Technical Due Diligence prepared by EY and dated 12 November 2021 we understand that the gas is supplied to the heating boilers of the office building and to the dining area. The water is supplied from the main of the public water provider to the toilets, to the technical water circuits and to the firefighting system. The electricity is supplied in MV (Medium Voltage) from ENEL on the NE corner of the logistic complex and each Tenant has its own LV electrical meter.

The potable water is supplied from the main of the public water provider to the toilets, to the technical water circuits, to the irrigation system and to the firefighting system. In the heating station of the office building there is installed a chilled water storage tank.

There is not a centralized hot water production system; the sanitary hot water is produced through electrical boilers installed in the toilets. Rainwater drainage is by way of vertical systems with downpipes mounted outside the columns, with inspection manholes installed outside near the foot of the column. The water discharged from the toilets is collected and discharged into the Municipality network.

No heating nor cooling is provided in the warehouse area.

On the roof there is installed some equipment for heating/cooling of the office areas managed by the Tenants. In the office building near the main entrance there is installed a VFR system with internal units and N.2 external units. In the dining area building there is installed a cooling-heating system with internal units and N.2 external units. The air renewal is granted through the mechanical ventilation in the warehouse areas and the opening of the shutters. In the toilets there is installed a mechanical system for air extraction.

There are N.2 main forklift batteries recharging areas: one is placed on the South side of the logistic complex, under an external canopy, one is placed on the West side of the warehouse area, both provided with natural ventilation only.

On the roof of the warehouse area there is also installed a photovoltaic system managed by a third part.

In the warehouse areas there are installed linear fluorescent lamps; in the office areas there are installed mainly darklight in the false ceiling. Emergency lighting is granted by buffer batteries installed on some light fixtures. The external lighting is of different types: placed on poles or on the upper façades along the perimeter of the building, mainly with metal halide lamps.

In the logistic complex there is installed by Tenant a telephone and data communication system.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

	In the warehouse area there are installed linear smoke detectors; in the office areas there are installed punctual smoke detectors. Moreover, there are installed manual push buttons.

	In the office building on the East side there is installed an alarm station common for the entire building; in the offices inside the warehouse each Tenant has installed its own alarm station. Moreover, there are installed manual push buttons.

	In the logistic complex there is not installed a firefighting pump station; the firefighting system is directly fed by the municipality network.

	In the logistic complex there are installed N.5 lifts

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1984 / 2010 refurbishment
	Eaves Height	11 m
	No. of loading Doors	39
	Loading Door Ratio (/1k sqm)	0,7
	Floor loading	n/a
	Cross-Dock	No, although
	Warehouse (% of GLA)	95%
	Site Coverage Ratio	56%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA in the Tenancy Schedule provided by the Borrower (CAM_Tenancy Schedule 30.09.2021_r).

	We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less than 5%. Therefore, we considered the GLA provided by Borrower reliable.

	These are as set out below.

	In Italy, the market practice uses the Gross Leasable Area [GLA].

	The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

	Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	51,975
GF, 1	Office	2,875
TOTAL		54,850
Site Area		90,391

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY dated 19/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition, we were provided by the Client with a CapEx budget (excel file “CAM_capex_30.09.2021_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Capex Plan prepared by EY dated 19/11/2021.

We did not adopt an immediate CapEx figure therefore a capital allowance, based on the information included within the Technical Due Diligence, of €313,017 (€5.71/sqm p.a.) starting from 12 months from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and prepared on 27 October 2021 and no high risk issues have been detected. However, a medium risk has been detected related to the asbestos containing materials and man made vitreous fibers. An amount of 35,000€ has been assumed to remove SCMs in bad conservation status.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

TENURE	Based on the information within the Technical Due Diligence Report prepared by EY and dated 12 November 2021 we understand that the asset ownership has been transferred to Kryalos SGR on behalf of fund Camelot with notary deed dated 17th January 2018 ref n° 1T 1584 and the following easement/constraint affect the building:

• Transcription registered on 29/11/2000 at n.51659/37416 for Building Agreement

• Transcription registered on 15/04/2009 with n. 20684/10251 for easement on pipeline and pedestrian and driveway

• Transcription registered on 07/10/2011 n. 41133/26216 for Building Agreement (in variant to Builiding Agreement dated 29/11/2000 with n.51659/37416)

•   Transciprion registered on 14/07/2016 with n. 33150/22289 for Builidng Agreement ( integration to Building Agreement dated 29/11/2000 at n.51659/37416 and Building Agreement dated 07/10/2011 with n. 41133/26216)

• Transcription registered on 07/06/2012 with n. 22132/15789 for easement for placing Inverter technical room

• Mortgage registered on 26/06/2013 with n. 2476173362 canceled with Deed dated 19/12/2017 by Notary XXXXX with rep. n. 67.473/13.300

• Easement for crossing for installation of methane pipe line, present in Deed n. 243.273 dated 17/12/1998 by Notary XXXXX

Moreover we understand there is also a surface right (diritto di superficie) in place for the photovoltaic systems installed on the warehouse rooftop.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule (CAM_Tenancy Schedule 30.09.2021_r). We cross-checked information provided by the Borrower against the Red Flag Report in the Project Camelot- Ideafimit Portfolio prepared By Legance Avvocati Associati dated 8 May 2017 and updated 30 November 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

As from email dated 01/12/2021, we have been informed that Palletways will release the spaces within the Bologna I assets end of September 2022. At the valuation date, no interests from new tenants are foreseen.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Palletways Italia S.p.A.

Lease Length:	6+6 starting from 01/12/2017

Rent:	€1,444,076 p.a.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

Rent Review:	75% ISTAT

Break Option:	BO rolling from 31/12/2021

Incentives:	N.a.

Tenant Name:	Mayekawa Italia S.r.l.

Lease Length:	6+6 starting from 01/01/2016

Rent:	€146,828 p.a.

Rent Review:	75% ISTAT

Break Option:	Rolling BO with 6-month notice from 30/03/202

Incentives:	N.a.

Tenant Name:	BPS

Lease Length:	6+6 starting from 10/05/2018

Rent:	€60,949 p.a.

Rent Review:	75% ISTAT

Break Option:	BO from 01/01/2022

Incentives:	N.a.

Tenant Name:	Mi Food Srl

Lease Length:	6+6 starting from 01/06/2021

Rent:	€166,040 p.a.

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	Free rent:

• 7 months from 01/06/2021 to 31/12/2021

• 7 months from 01/06/2022 to 31/12/2022

Tenant Name:	NCV

Lease Length:	6+6 starting from 01/08/2019

Rent:	€458,550 p.a.

Rent Review:	100% ISTAT

Break Option:	B.O. on 31/07/2023 with 6 month notice.

Rolling B.O. from 31/01/2026 with 6 month prior notice

Incentives:	Free-rent from 01/08/2023 to 30/09/2023

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

Tenant Name:	Polytrading

Lease Length:	6+6 starting from 01/08/2019

Rent:	€36,000 p.a.

Rent Review:	75% ISTAT

Break Option:	BO from 31/12/2020

Incentives:	N.a.

Tenant Name:	Pausalavoro di Angelina Cosco

Lease Length:	6+6 starting from 07/01/2019

Rent:	€19,566 p.a.

Rent Review:	75% ISTAT

Break Option:	BO on 06/01/2022 with 6 months notice

Incentives:	Step-rent:

€ 18.500 from 07/01/2020 to 06/01/2021

€ 19.500 from 07/01/2021 to 06/01/2023

€ 20.250 from 07/01/2023 to 06/01/2024

€ 22.000 from 07/01/2024

Tenant Name:	Italiansped

Lease Length:	6+6 starting from 01/04/2018

Rent:	€375,742 p.a.

Rent Review:	75% ISTAT

Break Option:	From 1/04/2024 rolling BO with 12-month notice

Incentives:	N.a.

Tenant Name:	ISSV

Lease Length:	6+6 starting from 31/03/2015

Rent:	€13,540 p.a.

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	N.a.

Tenant Name:	BCUBE S.p.A.

Lease Length:	6+6 starting from 01/11/2018

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

Rent:	€164,380 p.a.

Rent Review:	75% ISTAT

Break Option:	The Tenant is entitled to withdraw from the Bcube Lease Agreement on October 30, 2021 by giving a 12-month prior written notice. No withdrawal notice has been sent by the Tenant

Incentives:	N.a.

Tenant Name:	JAS S.p.A.

Lease Length:	6+6 starting from 01/12/2019

Rent:	€66,000 p.a.

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	The annual rent for the first contractual year shall be equal to Euro 60,000 ; the annual rent for the second contractual year shall be equal to Euro 66,000.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

	Capital Expenditure:

	Type & Calculation	Source	Effective	Annual Amount
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start /renewal with void - No Repeat	€157,092
	Environmental Capex	Phase I Environmental Site Assessment prepared by EY and prepared on 27 October 2021	On Valuation No repeat	€35,000

	TOTAL ON VALUATION			€192,092

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “CAM_IMU-30.09.2021 - Saldo IMU”	On Valuation In perpetuity	€240,455
	Insurance	Provided by the Borrower in the Excel file “CAM_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€40,970
	Property Management: 0.8% of Rental Value	CBRE estimate	On Valuation In perpetuity	€22,285
	Rent Tax: 0.50% of Rental Value	CBRE Estimate	On Valuation In perpetuity	€13,928
	Maintenance: €5.71 per sq m	EY Capex Plan	12 months from Valuation Date	€313,017

	TOTAL: ON VALUATION			€645,760

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent lettings transactions and occupational demand for the region within which the subject property is located. The rental rates range between €42 and €70 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

	Within the rental comparables we have considered the recent transaction within the Bentivoglio Interport, ranging between €57-60/sqm p.a. As the subject property includes an office building, which within an interport can achieve a higher rental price, we have applied a premium to our opinion of ERV.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq	52-58
Operational Office Rental Value	EUR/ sq	52-58
Stand-alone office building	EUR/ sq	140
Other	EUR/ sq	130

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

The most recent transaction in the area are not within the Bentivoglio Interport, nevertheless, we would consider as the most relevant the transaction in Campogagliano (MO) and Broni (PV) which were acquired reflecting a capital value of €737 and 770/sqm.

We note that currently the prime net yield for logistics in Italy as of November 2021 stands at 4.00% for prime products (determined as a combination of asset, location and occupancy quality); while for Core Bologna, current yield stands at 4.70% in Q3 2021.

We would expect the subject property to reflect a higher capital value compared to the above comparable and a yield in line with the prime Core Bologna.

For the valuation of this asset, we adopted an Equivalent Yield of 5.00% for the portion located to former tenants and 5.25% for the new portion located to Palletways, reflecting a NIY of 5.38%, allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€44,320,000

(Forty-Four Million Three Hundred Twenty Thousand Euro)

Our overall approach results in a blended capital rate per sq m of €808 which falls within a reasonable range of our comparable evidence.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.10%, resulting in a total value of €35,310,000 equating to a capital rate of €644 per sq m.

ESTIMATED RE- INSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €39,800,000, including demolition costs and fees, with an estimated blended construction rate of €586 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENTAL RATE PER SQ M		RENT (P.A)	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
San Giorgio di Piano	3PL	Q2 2020	47,142	NumberOne	6+6	—		€42	€1,979,964	Worse
Valsamoggia	Manufacturing	Q2 2020	11,413	Beghelli	9+6	—		€51	€582,063	Similar
Calderara di reno	E-commerce	Q3 2020	3,100	Confidential	6+6	—	€	<60	Confidential	Better
Bentivoglio	Courier	Q3 2020	9,170	SDA	—	—		€70 Est	€640,000	Better (BTS)
Bentivoglio	3PL	Q1 2021	12,233	Pallex	—	—		€55	€672,815	Better (BTS)
Calderara di reno	Courier	Q2 2021	10,000	Fed-ex	9+6	—		€70	€700,000	Better
Calderara di reno	Retailer	Q2 2021	3,000	MiFood	—	—		€62	€186,000	Better
Bentivoglio	3PL	Q2 2021	5,680	Macosped	—	—		€57	€323,760	Better

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA I

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Bomporto, Modena	Distribution & Logistics	Q3 2019	38,000	—	—	5,800,000	8.68%	420	Worse
Campogagliano, Modena	Distribution & Logistics	Q3 2019	38,000	17y	—	28,000,000	6.35%	737	Better tenancy Inferior Location
Caorso (Piacenza)	Logistics – Standard	Q3 2020	34,750	10+2y	—	19,635,000	6.80%	565	Worse
Broni (PV)	Logistics – Standard	Q3 2020	146,300	>6y	—	112,000,000	Confidential (<5.5%)	770	Similar
Parma	Distribution & Logistics	Q2 2021	89,630	—	—	50,000,000	6.30%	558	Worse
Parma	Distribution & Logistics	Q3 2021	14,000	—	—	6,440,000	5.00%	460	Worse

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_05 - Bologna II BANK OF AMERICA EUROPE DAC 01-Oct-2021

Bologna II - 5, Via Pradazzo, Calderara di Reno, 40012, Italy

VALUATION METRICS	(currency -EUR)
Metric	Value
Market Value	9,930,000
Market Value (per sm)	544
Net Initial Yield	5.96%
Reversionary Yield	5.26%
Equivalent Yield	5.00%
Gross Income (p.a.)	744,286
Gross Income (p.a.) (per sm)	41
*Adj. Gross Income	744,286
Adj. Gross Income (per sm)	41
Net Income (p.a.)	612,614
Net Income (p.a.) (per sm)	34
Gross Rental Value	821,295
Gross Rental Value (per sm)	45
Capital Expenditure	-300,000
Transaction Costs	3.50%
Over / Under Rented	-9.38%

KEY FACTS
Metric	Value
Total Area (sm)	18,251

WAULT to Expiry by Rent	8.22
WAULT to Expiry by ERV	8.22
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
AF Logistics	8.22	18,251	744,286	821,295	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	8.22	18,251	744,286	821,295	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_05 - Bologna II BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA II

BOLOGNA II

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 9,930,000 (Nine Million Nine Hundred Thirty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA II

PROPERTY REPORT

VIA PRADAZZO 3/5, CALDERARA DI RENO

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	15/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Freehold.

•   The property appears to be dated with inferior specification in comparison to modern day logistics units which may require substantial capital expenditure at a later date in order to maintain the accommodation.

•   The currently vacant office has fallen into disrepair and damp issues were noted on both the office buildings.

•   Relatively low eaves height of 6.8 metres across the majority of the warehouse space.

• Fully let to a strong covenant.
• Well-connected in terms of road networks and its close proximity to the airport.
• WAULT (to 2nd expiry) > 8 years.
• The standalone office buildings are capable of being let to separate tenants.
• Sufficient loading bays situated on the front and rear of the warehouse building with good external yard space.

OPPORTUNITIES	THREATS
• Continued improvement in the logistics market and strong demand for investments with strong covenants and good flow of income.	• 100% income risk to a single tenant albeit a good covenant.

• Carry out refurbishment to the office units in order to maximise income generated.

• Expansion option

LOCATION & SITUATION

LOCATION	Bologna is the capital and the largest city of the Emilia-Romagna region in Northern Italy, situated circa 35 km south-east of Modena, 42 km south-west of Ferrara and 90 km north of Florence.

Being one of the most affluent cities in Italy, the metropolitan area of Bologna has a population of 1,019,539 (ISTAT, 2021), making it the seventh most populous city in Italy. Unemployment rate is 5.0% (Urbistat, 2019), still low compared to the national average of 10%.

Bologna is considered an important industrial, agricultural and financial hub, housing a number of mechanical, electronic and food company headquarters. The city also has a high presence of firms specialized in the manufacturing of automatic packing machines.

Bologna Centrale Railway Station is located at the northern edge of the city centre providing high-speed train services to major cities such as Milan, Turin and Rome, etc. As well as regional train services, intercity train services also operate to Innsbruck and Munich.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA II

Guglielmo Marconi International Airport is 6km west of Bologna city centre which can be reached within a 20-minute drive.

The property is located on Via Pradazzo, a predominantly industrial/logistics thoroughfare, circa 7 km to the north-west of Bologna city centre.

Situated 2 km north-west of Guglielmo Marconi International Airport, the area is considered a core industrial/logistics location in Bologna. It also benefits from excellent road networks with the SS9 running 3 km to the south of the property which connects with Modena whilst the A13 and E45 provide access to the Padua and San Marino respectively.

Whilst the surrounding area is dominated by industrial warehouses and logistics units, there are a number of residential properties in the vicinity. Large clusters of industrial properties can be found in Bargellino which is situated to the west side of the airport. Major business occupiers in the area include ITS Group, Euroma Group as well as Centro client UPS, all occupying properties close to the subject property.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property comprises three buildings with one main warehouse facility and two office buildings. The buildings are set in a regular-shaped, fully fenced site (54,256 sq m) with access via a barrier entrance fronting onto Via Pradazzo. The properties were built in the late 1980s and with refurbishment carried out in 2007 on parts of the buildings. The site benefits from notably good external yard space which is sufficient for parking and vehicular manoeuvring.

Main Building: The main industrial building is of reinforced concrete frame construction with prefabricated concrete panel cladding underneath a corrugated iron sheet roof.

The building provides single storey open logistics space, featuring load-bearing concrete flooring, racking, ventilation, natural light panelling, suspended fluorescent strip lighting as well as halogen lighting. Furthermore, the property benefits from WCs, a charging station, 56 loading bays with automatic levellers along with several vehicular entrances. The warehouse accommodation benefits from a clear height of 7 m for the majority of the space.

Office Buildings: There are two separate office buildings, one of which is occupied by the same tenant as the warehouse and the other was vacant as at the inspection date.

The occupied office building is arranged over ground floor, first and second floors, whilst the vacant one is arranged over ground and first floors. Both buildings are of concrete construction underneath a flat roof incorporating double-glazed PVC fenestration. The typical office specification includes suspended ceilings with recessed fluorescent box lighting, vinyl flooring and ventilation. The vacant building was previously served as a canteen on the first floor and have fallen into disrepair, whilst signs of damp were found in both office buildings, more notably in the ceilings.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA II

As from the information available within the Technical Due Diligence prepared by EY dated 12 November 2021 we understand that the gas is supplied to the heating station of the warehouse area and to the heating station placed at the basement floor of the office building. The water is supplied from the main of the public water provider to the toilets, to the technical water circuits and to the firefighting system. The electricity is supplied to the logistic complex in Medium Voltage (MV, 15kV) from the energy provider to the electrical substation placed on the North-East corner of the warehouse area. There is not a centralized hot water production system; the sanitary hot water is produced through electrical boilers installed in the toilets.

Rainwater drainage is by way of vertical systems with downpipes mounted outside the columns, with inspection manholes installed outside near the foot of the column. The water discharged from the toilets is collected and discharged into the Municipality network.

The heating for the warehouse area is supplied by N.2 heating boilers installed in the heating station on the North-East corner; the heating boilers fed the air heaters installed in the warehouse area. The heating of office buildings is supplied by the heating station placed at the basement floor of office buildings.

No cooling is provided to the warehouse area. Meanwhile the cooling for the office buildings is supplied by the chiller and the heat pump installed on the roof. Inside the offices there are installed fan coils for both the buildings.

No mechanical ventilation system is installed in the warehouse area; air renewal is granted through natural ventilation. In the office building there are installed a AHU (Air Handling Unit) for air renewal. In the toilets there is installed a mechanical ventilation system for air extraction.

In the warehouse areas there are installed linear fluorescent lamps; in both the office buildings there are installed mainly darklight in the false ceiling. Emergency lighting is granted by buffer batteries installed on some light fixtures. The external lighting is of different types: placed on poles or on the upper façades along the perimeter of the building, mainly with metal halide lamps.

In the logistic complex there are installed special systems such as Telephone, data connection CCTV alarm, intercom and smoke detection system.

In the logistic complex there is not installed a firefighting pump station; the firefighting system is directly fed by the municipality network. In the logistic complex there are mainly installed hydrant UNI45 and UNI70 systems.

In the logistic complex there are installed N.2 lifts, one for each office building. No diesel emergency generators are installed in the logistic complex.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA II

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1989, refurbished in 2007
	Eaves Height	7 m
	No. of loading Doors	56
	Loading Door Ratio (/1k sqm)	3,1
	Floor loading	18,265
	Cross-Dock	No
	Warehouse (% of GLA)	83.3%
	Site Coverage Ratio	33%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA in the Tenancy Schedule provided by the Borrower (CAM_Tenancy Schedule 31.12.2021_F).

	We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less than 5%. Therefore, we considered the GLA provided by Borrower reliable.

	These are as set out below.

	In Italy, the market practice uses the Gross Leasable Area [GLA].

	The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

	Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	15,200
GF	Office	3,051
TOTAL	—	18,251
Site Area		54,256

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA II

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY dated 12/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition, we were provided by the Client with a CapEx budget (excel file “CAM_capex_30.09.2021_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by EY and dated 19/11/2021.

We did not adopt an immediate CapEx figure therefore a capital allowance, based on the information included within the Technical Due Diligence, of €148,589 (€8.14/sqm p.a.) starting from 24 months from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and prepared on 5 November 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to the asbestos containing materials and manmade vitreous fibers. An amount of 300,000€ has been assumed to remove SCMs in bad conservation status.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA II

TENURE	Based on the information within the Technical Due Diligence Report prepared by EY and dated 12 November 2021 we understand that the asset is owned by Kryalos SGR from 19 December 2017 and the following easement/constraint affect the building:

• Gas piping easement in favour of SNAM with private deed dated on 30th Aug 1994 signed by the notary XXXXX (29th Sep 1994 ref. n. 15555 - cadastral particles sheet 47, maps 145 and 43);

• Power piping easement in favour of ENEL stated with notarial deed issued by notary XXXXX dated on 22nd April 1991;

• Mortgage recorded at the Building register dated on 15th Dec 1999 with n° 42848/13101 in favour of Efibanca.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule (CAM_Tenancy Schedule 31.12.2021_F). We cross-checked information provided by the Borrower against Red Flag Report in the Project Camelot- Project Triple Portfolio prepared By Legance Avvocati Associati dated 23 October 2017 and updated November 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	AF Logistics

Lease Length:	6+6 starting from 19/12/2017

Rent:	€744,286 p.a.

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA II

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:

	Type & Calculation	Source	Effective	Annual Amount
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void No Repeat	Not activated
	Environmental Capex	Phase I Environmental Site Assessment prepared by EY and dated 5 November 2021	On Valuation No repeat	€300,000

	TOTAL ON VALUATION			€300,000

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “CAM_IMU-30.09.2021 - Saldo IMU”	On Valuation In perpetuity	€106,056
	Insurance	Provided by the Borrower in the Excel file “CAM_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€15,940
	Property Management: 0.8% of Rental Value	CBRE estimate	On Valuation In perpetuity	€5,954
	Rent Tax: 0.50% of Rental Value	CBRE Estimate	On Valuation In perpetuity	€3,721
	Maintenance: €8.14 per sq m	EY Capex Plan	24 months Post Valuation	€148,589

	TOTAL: ON VALUATION			€280,260

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA II

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent lettings transactions and occupational demand for the region within which the subject property is located. The rental rates range between €42 and €70 per sq m per annum, depending on the duration of the lease contract, building specifications and age. As the subject property presents a Grade B state of repair, we would expect to reach a rental value within the lower end of the appended comparable. Despite the inferior location, we would consider the comparable in San Giorgio Piano as an important comparable, let at €42/sqm p.a. We would consider a slightly higher ERV for the superior location of the subject property.

	Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

		Unit	Assumption
	Warehouse Rental Value	EUR/ sq	45
	Office Rental Value	EUR/ sq	45

	We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

	The most recent transactions in the area are not within the Bentivoglio Interport, nevertheless, we would consider as the most relevant the transaction in Campogagliano (MO) and Broni (PV) which were acquired reflecting a capital value of €737 and 770/sqm.

	We note that currently the prime net yield for logistics in Italy as of November 2021 stands at 4.00% for prime products (determined as a combination of asset, location and occupancy quality); while for Core Bologna, current yield stands at 4.70% in Q3 2021.

	We would expect the subject property to reflect a capital value below €700/sqm due to the inferior state of repair and a yield above with the prime Core Bologna.

	For the valuation of this asset, we adopted an Equivalent Yield of 5.00% (differentiated based on the remaining WAULT) reflecting a NIY of 5.96%, allowing for purchaser’s costs equating to 3.50%.

	On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

	€9,930,000

	(Nine Million Ninety Thousand Thirty Hundred Euro)

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA II

Our overall approach results in a blended capital rate per sq m of €544 which falls within our comparable evidence.

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 12 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 12 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.00%, resulting in a total value of €7,450,000 equating to a capital rate of €408 per sq m.

ESTIMATED RE- INSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €14,000,000, including demolition costs and fees, with an estimated blended construction rate of €653 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA II

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENTAL RATE PER SQ M	RENT (P.A)	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
San Giorgio di Piano	3PL	Q2 2020	47,142	NumberOne	6+6	—	42	1,979,964	Inferior Location Better bld quality
Valsamoggia	Manufacturing	Q2 2020	11,413	Beghelli	9+6	—	51	582,063	Better
Calderara di reno	E-commerce	Q3 2020	3,100	Confidential	6+6	—	<60	Confidential	Better
Bentivoglio	Courier	Q3 2020	9,170	SDA	—	—	70 Est	640,000	Better (BTS)
Bentivoglio	3PL	Q1 2021	12,233	Pallex	—	—	€55	€672,815	Better (BTS)
Calderara di reno	Courier	Q2 2021	10,000	Fed-ex	9+6	—	€70	€700,000	Better
Calderara di reno	Retailer	Q2 2021	3,000	MiFood	—	—	€62	€186,000	Better
Bentivoglio	3PL	Q2 2021	5,680	Macosped	—	—	€57	€323,760	Better

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA II

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Bomporto, Modena	Distribution & Logistics	Q3 2019	38,000	—	—	5,800,000	8.68%	420	Worse
Campogagliano, Modena	Distribution & Logistics	Q3 2019	38,000	17y	—	28,000,000	6.35%	737	Better tenancy Inferior Location
Caorso (Piacenza)	Logistics – Standard	Q3 2020	34,750	10+2y	—	19,635,000	6.80%	565	Better asset conditions and tenancy, but inferior location
Broni (PV)	Logistics – Standard	Q3 2020	146,300	>6y	—	112,000,000	Confidential (<5.5%)	770	Better
Parma	Distribution & Logistics	Q2 2021	89,630	—	—	50,000,000	6.30%	558	Worse
Parma	Distribution & Logistics	Q3 2021	14,000	—	—	6,440,000	5.00%	460	Worse

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_06 - Bologna III BANK OF AMERICA EUROPE DAC 01-Oct-2021

Bologna III - 5, Via Pradazzo, Calderara di Reno, 40012, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	14,970,000
Market Value (per sm)	661
Net Initial Yield	3.68%
Reversionary Yield	5.28%
Equivalent Yield	5.00%
Gross Income (p.a.)	926,259
Gross Income (p.a.) (per sm)	41
*Adj. Gross Income	1,777,482
Adj. Gross Income (per sm)	78
Net Income (p.a.)	569,616
Net Income (p.a.) (per sm)	25
Gross Rental Value	1,178,008
Gross Rental Value (per sm)	52
Capital Expenditure	-1,560
Transaction Costs	3.50%
Over / Under Rented	364.81%

KEY FACTS
Metric	Value
Total Area (sm)	22,654

WAULT to Expiry by Rent	2.76
WAULT to Expiry by ERV	7.26
Percentage of Vacancy (Area)	67.54%
Percentage of Vacancy (ERV)	67.54%
Number of Tenants	2
Tenure	FH
Current Voids (months)	4 to 72

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Polyform LA	—	0	595,125	0	33.5%
Rhenus Cesped	7.26	7,354	331,134	382,408	18.6%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	851,223	—	47.9%
Vacant	n/a	1,300	n/a	79,600	n/a

Total	7.26	22,654	1,777,482	1,178,008	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_06 - Bologna III BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA III

BOLOGNA III

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 14,970,000 (Fourteen Million Ninety Hundred Seventy Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA III

PROPERTY REPORT

VIA G. GARIBALDI 5, CALDERARA DI RENO

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	15/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Freehold.

•   Well-connected in terms of road networks and its close proximity to the airport.

•   Good clear height of 15.5 m for the majority of the warehouse space, with 9.5m for the remaining accommodation.

•   Asset suitable for multi-tenant purpose with separate access into the mezzanine office accommodation.

•   Sufficient loading bays situated on the front and rear of the building

•   New lease agreement has been signed with Rehnus for the spaces released by Polytrading.

•   The property appears to be dated with inferior specification in comparison to modern day logistics units which may require substantial capital expenditure at a later date in order to maintain the accommodation.

•   High office/warehouse space rate (nearly 20%)

OPPORTUNITIES	THREATS
• Expansion option	• High re-letting risk associated with the letting of the mezzanine office spaces and the outbuilding to multiple tenants

LOCATION & SITUATION

LOCATION	Bologna is the capital and the largest city of the Emilia-Romagna region in Northern Italy, situated circa 35 km south-east of Modena, 42 km south-west of Ferrara and 90 km north of Florence.

Being one of the most affluent cities in Italy, the metropolitan area of Bologna has a population of 1,019,539 (ISTAT, 2021), making it the seventh most populous city in Italy. Unemployment rate is 5%, still low compared to the national average of 10% (Urbistat 2019)

Bologna is considered an important industrial, agricultural and financial hub, housing a number of mechanical, electronic and food company headquarters. The city also has a high presence of firms specialized in the manufacturing of automatic packing machines.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA III

Bologna Centrale Railway Station is located at the northern edge of the city center providing high-speed train services to major cities such as Milan, Turin and Rome, etc. As well as regional train services, intercity train services also operate to Innsbruck and Munich.

Guglielmo Marconi International Airport is 6km west of Bologna city centre which can be reached within a 20-minute drive. Following the airport’s expansion in 2013, it is now the seventh busiest airport in Italy handling 7,680,992 passengers in 2016.

The property is located on Via G. Garibaldi, a predominantly industrial/logistics thoroughfare, circa 7 km to the north-west of Bologna city center.

Situated 2 km north-west of Guglielmo Marconi International Airport, the area is considered a core industrial/logistics location in Bologna. It also benefits from excellent road networks with the SS9 running 3 km to the south of the property which connects with Modena whilst the A13 and E45 provide access to the Padua and San Marino respectively.

Other uses in the immediate surrounding area includes a sports club, a residential block and a small hotel.

Large clusters of industrial properties can be found immediately to north of the airport as well in Bargellino. 1.5 km to the south-east of the subject property.

Major business occupiers in the area include ITS Group, Euroma Group as well as Centro client UPS, all occupying properties close to the airport.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property comprises a main storage and distribution facility with an outbuilding positioned to the front of the site. The site itself extends to approximately 64,050 sq m, it is regular-shaped and gated providing a barrier entrance onto Via G. Garibaldi. The buildings were constructed in 1974 and later refurbished in 2005 which also included an extension.

The site benefits from good external yard space which is sufficient for parking and vehicular manoeuvring.

Main Building: The main industrial building is of reinforced concrete frame construction with prefabricated concrete panel cladding underneath a corrugated iron sheet roof.

The building provides mostly single-storey open logistics space, with a proportion of the building providing permanent mezzanine accommodation. The main space is divided into two units which are interconnected. The property features load-bearing concrete flooring, racking, ventilation, natural light panelling, suspended fluorescent strip lighting as well as halogen lighting. Furthermore, there is a shared charging station, 55 dock doors along with a number of vehicular entrances. The eaves height amounts to 9 m.

The mezzanine office space is generally divided into cubicle offices and meeting rooms featuring laminate tile flooring, metal suspended ceilings with inset fluorescent strip lighting, single-glazed PVC fenestration, a ventilation system as well as wall-mounted electric heaters. The office space above Polytrading is currently vacant but is capable of being let to a separate tenant.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA III

Outbuilding: The small outbuilding is arranged over raised ground and lower ground floors, which is interlinked from the main industrial building by way of a passageway at lower ground level. The building is of concrete construction underneath a flat roof providing office and ancillary space, including a staff canteen. An internal inspection was not conducted upon inspection.

As from the information included within the Technical Due Diligence Report prepared by EY and dated 12 November 2021 the gas is supplied to the heating station placed in a dedicated building in the South corner of the logistic complex. The water is supplied from the main of the public water provider to the toilets, to the technical water circuits and to the firefighting system. The electricity is supplied in Medium Voltage (MV, 15kV) from the energy provider to the electrical substation placed at the basement floor of the Services and Reception building. The heating boilers for both the warehouse area and services and reception building are installed in the heating station placed in a dedicated building in the South corner of the logistic complex. No heating is provided to the warehouse area, meanwhile N.1 heating boiler is installed for services and reception building, a water softener system, circulating pumps, expansion vessels, electrical panel and ancillary equipment. In the office areas there are installed fan coils and, in the service, and reception building there are installed air heaters.

No cooling and mechanical ventilation is provided for the warehouse area, for the office areas managed by Rhenus there is installed a heating pump.

In the logistic complex there is installed a firefighting pump station with a concrete water storage tank placed in a dedicated building in the South corner which feeds the firefighting system. There are installed sprinkler and hydrants system.

In the logistic complex there are installed N.3 lifts, N.2 installed in the vacant offices and N.1 in the offices of one Tenant inside the warehouse.

Summary of known specification:

Characteristic	Result
Built / Renovation	1974, refurbished in 2005 and portion of the roof reconstructed in 2016
Eaves Height	9 m
No. of loading Doors	55
Loading Door Ratio (/1k sqm)	2,4
Floor loading	n.a
Cross-Dock	No
Warehouse (% of GLA)	84.80%
Site Coverage Ratio	36.20%

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA III

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA in the Tenancy Schedule provided by the Borrower (CAM_Tenancy Schedule 30.09.2021_r).

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a discrepancy. We cross check the information with Kryalos SGR Spa who informed us that the areas reported within the Tenancy Schedule are correct as they don’t include the portions of structural vacancy,.

A detailed breakdown of the area is highlighted below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	22,354
Structural vacancy	—	300
TOTAL	—	22,654
Site Area		64,050

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a capex plan prepared by EY dated 19/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition, we were provided by the Client with a CapEx budget (excel file “CAM_capex_30.09.2021_r”).

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA III

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule provided by EY and dated 19/11/2021.

We did not adopt an immediate CapEx figure but a capital allowance, based on the information included within the Technical Due Diligence, of €222,236 (€9.81/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and prepared on 19 October 2021 and no high risk issues have been detected.

TENURE	From the Technical Due Diligence Report prepared by EY we understand that the asset is owned by Kryalos SGR SpA.

From the Red Flag Report Project Triple prepared By Legance Avvocati Associati dated 23 October 2017 and updated November 2021 the property is affected by the following liens:

• Easement for the installation of electrical power lines in favour of Enel S.p.A. granted pursuant to the easement agreement registered on March 21, 1991, ref. 9462/6515.

• Zoning agreements executed on February 24, 2004 and April 13, 2005.

• mortgage registered on January 17, 2018 with no. 2600/405.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA III

TENANCY	We have been provided with a detailed tenancy schedule (CAM_Tenancy Schedule 30.09.2021_r) and the updated information received on 18 November 2021. From this updated information we understand that Rhenus Logistics Spa leased the spaces occupied by Polytrading (exception made from 300 sqm of warehouse) starting from 01/02/2022. The headline rent will be of 851,223 and 11 months of free rent have been granted. Duration of the lease is 7+6, rent review 100% of ISTAT index.

We cross-checked information provided by the Borrower against the Red Flag Report Project Triple prepared By Legance Avvocati Associati dated 23 October 2017 and updated November 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Rhenus Logistics S.p.A.

Lease Length:	7+7 starting from 01/01/2015

Rent:	€331,134 p.a.

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	N.a.

Tenant Name:	Polytrading

Lease Length:	6+6 starting from 19/12/2017

Rent:	€595,125 p.a.

Rent Review:	75% ISTAT

Break Option:	We have been informed by Kryalos that tenant served break notice and will release the spaces within 31/12/2021

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA III

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:
	Type & Calculation	Source	Effective	Annual Amount
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal with void No Repeat	€1,560

	TOTAL ON VALUATION			€1,560

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “CAM_IMU-30.09.2021 - Saldo IMU”	On Valuation In perpetuity	€98,982
	Insurance	Provided by the Borrower in the Excel file “CAM_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€23,384
	Property Management: 0.8% of Rental Value	CBRE estimate	On Valuation In perpetuity	€7,410
	Rent Tax: 0.50% of Rental Value	Provided by the Borrower	On Valuation In perpetuity	€4,631
	Void Costs:	CBRE Estimate	On all voids	€8,000
	Maintenance: €9.81 per sq m	EY Capex Plan	From Valuation Date	€222,236

	TOTAL: ON VALUATION			€364,643

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA III

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent lettings transactions and occupational demand for the region within which the subject property is located. The rental rates range between €42 and €70 per sq m per annum, depending on the duration of the lease contract, location, building specifications and age.

Within the rental comparables we have considered the recent transaction within the Bentivoglio Interport, ranging between €57-60/sqm p.a. We have also taken into account the recent lease agreement with Rhenus to occupy the space released by Polytrading.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/sq	52
Office Rental Value	EUR/sq	52

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

The most recent transaction in the area are not within the Bentivoglio Interport, nevertheless, we would consider as the most relevant the transaction in Campogagliano (MO) and Broni (PV) which were acquired reflecting a capital value of €737 and 770/sqm.

We note that currently the prime net yield for logistics in Italy as of November 2021 stands at 4.00% for prime products (determined as a combination of asset, location and occupancy quality); while for Core Bologna, current yield stands at 4.70% in Q3 2021.

We would expect the subject property to reflect a yield in line to the prime Core Bologna.

For the valuation of this asset we adopted an Equivalent Yield of 5.00% and a NIY of 3.68% allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€14,970,000

(Fourteen Million Ninety Hundred Seventy Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA III

Our overall approach results in a blended capital rate per sq m of €2,036 which falls within our comparable evidence.

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 6-9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 6-9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.
• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.00%, resulting in a total value of €10,670,000 equating to a capital rate of €471 per sq m.

ESTIMATED RE- INSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €20,100,000, including demolition costs and fees, with an estimated blended construction rate of €654 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA III

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENTAL RATE PER SQ M	RENT (P.A)	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
San Giorgio di Piano	3PL	Q2 2020	47,142	NumberOne	6+6	—	42	1,979,964	Worse
Valsamoggia	Manufacturing	Q2 2020	11,413	Beghelli	9+6	—	51	582,063	Better
Calderara di reno	E-commerce	Q3 2020	3,100	Confidential	6+6	—	<60	Confidential	Better
Bentivoglio	Courier	Q3 2020	9,170	SDA	—	—	70 Est	640,000	Better (BTS)
Bentivoglio	3PL	Q1 2021	12,233	Pallex	—	—	€55	€672,815	Better (BTS)
Calderara di reno	Courier	Q2 2021	10,000	Fed-ex	9+6	—	€70	€700,000	Better
Calderara di reno	Retailer	Q2 2021	3,000	MiFood	—	—	€62	€186,000	Better
Bentivoglio	3PL	Q2 2021	5,680	Macosped	—	—	€57	€323,760	Better

ON BEHALF OF: BAML

PROPERTY NAME: BOLOGNA III

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Bomporto, Modena	Distribution & Logistics	Q3 2019	38,000	—	—	5,800,000	8.68%	420	Worse
Campogagliano, Modena	Distribution & Logistics	Q3 2019	38,000	17y	—	28,000,000	6.35%	737	Better tenancy Inferior Location
Caorso (Piacenza)	Logistics – Standard	Q3 2020	34,750	10+2y	—	19,635,000	6.80%	565	Better tenancy, but inferior location
Broni (PV)	Logistics – Standard	Q3 2020	146,300	>6y	—	112,000,000	Confidential (<5.5%)	770	Better
Parma	Distribution & Logistics	Q2 2021	89,630	—	—	50,000,000	6.30%	558	Worse
Parma	Distribution & Logistics	Q3 2021	14,000	—	—	6,440,000	5.00%	460	Worse

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_10 - Veronella BANK OF AMERICA EUROPE DAC 01-Oct-2021

Veronella - Via Galileo Galilei, Verona, 37040, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	8,190,000
Market Value (per sm)	573
Net Initial Yield	-0.79%
Reversionary Yield	5.45%
Equivalent Yield	5.11%
Gross Income (p.a.)	0
Gross Income (p.a.) (per sm)	0
*Adj. Gross Income	288,000
Adj. Gross Income (per sm)	20
Net Income (p.a.)	-66,967
Net Income (p.a.) (per sm)	-5
Gross Rental Value	629,200
Gross Rental Value (per sm)	44
Capital Expenditure	-134,434
Transaction Costs	3.50%
Over / Under Rented	1.10%

KEY FACTS
Metric	Value
Total Area (sm)	14,300

WAULT to Expiry by Rent	12.00
WAULT to Expiry by ERV	12.00
Percentage of Vacancy (Area)	54.73%
Percentage of Vacancy (ERV)	54.73%
Number of Tenants	1
Tenure	FH
Current Voids (months)	2

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
LIDL Italia S.r.l. (prev STI S.p.A.)	12.00	6,474	288,000	284,860	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	7,826	n/a	344,340	n/a

Total	12.00	14,300	288,000	629,200	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_10 - Veronella BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: VERONELLA

VERONELLA

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 8,190,000 (Eight Million One Hundred Ninety Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: VERONELLA

PROPERTY REPORT

VIA GALILEO GALILEI SNC, VERONELLA

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	14/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good provision of loading bays	• Single-entry gate to the rear of the building

• Good parking provision (both for trucks and cars)	• Secondary location within the Verona’s logistics market

• Good technical system provision	• About half of the property is still vacant

• Within a Prime Logistic Market (Verona Logistics Market).

OPPORTUNITIES	THREATS
• Continued improvement in property market and strong demand for investments with good covenants.	• Increasing competition within the Verona Market
• 100% income risk to a single tenant albeit a good covenant.

LOCATION & SITUATION

LOCATION	The subject property is located in the Municipality of Veronella, a small town some 35 km east of Verona and 45km south of Vicenza, in Northern Italy.

Veronella has a population of 5,120 (ISTAT, 2021) inhabitants and a land area of circa 20.9 square kilometres. The Verona provincial area has a high level of economic and social development: a long-established industry, comprising almost all industry sectors, with a strong attitude for trading with other countries, a logistics platform among the most efficient in Europe and an infrastructure system capable of attracting both domestic and international investments.

The subject property is located in Via Galileo Galilei, in proximity to a small industrial area (“Z.a.i.”) to the north of the Veronella Municipality. The site is provided with a single vehicle/pedestrian entry to the rear of the building. An ancillary car parking area is provided to the western side of the building.

The property is some 14 km from the A4 “Soave-S. Bonifacio” tollgate and 23 km from the A31 “Autostrada della Valdastico” motorway. Main regional and provincial roads include the SR10 Mantova-Monselice (west-east direction) and the SP434 Transpolesana, which is a 4-lane artery road linking the A4 and the A13 motorways. The subject area is also served by some minor provincial roads (SP7, SP39a, S19) providing good accessibility to the area and connection with the nearby municipalities.

ON BEHALF OF: BAML

PROPERTY NAME: VERONELLA

The surroundings are occupied by agricultural fields, light industrial facilities and a number of residential buildings. The near industrial area comprises mostly local businesses.

Although the property is located within a prime logistics market (Verona’s Province Area), it is in a secondary location, far from major roads.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is a distribution warehouse which was completed in 2006. It comprises a single-level cross-docking facility with ancillary offices developed across two floors situated on a broadly regular shaped site (28,062 sq m). Internally the building is used as a distribution warehouse. There is also office provision in a block located to the main front of the building. The office block is spread across two floors (ground and first).

The building has a reinforced concrete frame structure and a flat roof with bituminous waterproof system and skylights. External walls consist of prefabricated concrete panels. The main warehouse area has a clear height of some 10.6 m. and a 18,6 x 17,1 m column grid.

Lighting is from both fluorescent lamps and natural light provided by translucent panels and skylights installed on the roof. A battery charging room is available in the north-western corner of the building.

The building is provided with 14 loading bays + a vehicle entrance, all on the western side of the building, opposite to the entry gate, and a car parking is included in the perimeter of the asset with no. 49 car park spaces. The facility benefits from a large manoeuvring area.

The office accommodation is used for the administration of the building. The office block includes changing rooms, toilets and technical rooms. PVC-framed windows with internal blinds are installed within the office area.

The distribution facility is served by:

• 14 raised loading docks + 1 vehicle entrance

• Artificial lighting – suspended fluorescent spotlights. Natural lighting – translucent panels and skylights on the roof

• External fire water tank and pressurization group serving the sprinkler system

• Sprinkler system

• EFC smoke extractors and smoke sensors

• Portable extinguishers, hose reels and fire hydrants

• 2 gas boilers serving the fan-heaters within the warehouse (and office spaces)

• Water softener, circulating pumps and electrical panels

• TVCC system

ON BEHALF OF: BAML

PROPERTY NAME: VERONELLA

• MV/LV electrical transformer station (within a separate building near the entry gate)

The office facilities are served by:

• Air-conditioning system (chillers installed on the roof) provided ceiling-mounted fan-coil units

• Tiled flooring and suspended ceilings

• Artificial (fluorescent lighting) and natural lighting

• Heating throughout provided by radiators and ceiling-mounted fan-coil units

• A lift

Summary of known specification:

Characteristic	Result
Built / Renovation	2006
Eaves Height	10.6
No. of loading Doors	14
Loading Door Ratio (/1k sqm)	1,0
Floor loading	N.a.
Cross-Dock	No
Warehouse (% of GLA)	96%
Site Coverage Ratio	50%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA in the Tenancy Schedule provided by the Borrower (CAM_Tenancy Schedule 31.12.2021_F).

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less than 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BAML

PROPERTY NAME: VERONELLA

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	13,700
GF	Office	600
TOTAL		14,300
Site Area		28,062

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared EY dated 12/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “CAM_capex_30.09.2021_r”) of €100,000 for the general restoration of the asset (subdivision into 2 units, asphalt completion around the asset).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Capex Plan prepared by EY dated 19/11/2021.

We adopted the immediate CapEx figure of €100,000 and a capital allowance, based on the information included within the Technical Due Diligence, of €96,526 (€6.75/sqm p.a.) starting 12 months from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 5 November 2021 and no high risk issues have been detected.

ON BEHALF OF: BAML

PROPERTY NAME: VERONELLA

TENURE	According to the Technical Due Diligence Report prepared by EY and dated 12 November 2021 the Building results owned by Kryalos società di gestione del risparmio and the following easement/constraint affect the building:

• Easement for pedestrian passage, no. 33.077, dated 23/09/1971

• Easement for gas piping passage, no. 9320/7722, dated 24/05/1974

• Easement for gas piping passage, no. 9321/7722, dated 24/05/1974

• Easement for gas piping passage, no. 9322/7722, dated 24/05/1974

• Easement for gas piping passage, no. 18987/15781, dated 26/11/1974

• Easement for “Passo Carraio”, no. 22996/17658, dated 25/11/1982

• Urban Agreement, no. 2420/1600, dated 17/01/2003

• Easement for pedestrian passage, no. 37590/23686, dated 01/09/2005

• Easement of passage, no 37591/23687, dated 01/09/2005 • Easement for electrical passage, no. 12476/7280, dated 12/03/2007

• Mortgage, no 1955/28 dated 17/01/2018

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule (CAM_Tenancy Schedule 31.12.2021_F). We cross-checked information provided by the Borrower against the Red Flag Report in the Project Camelot- Castello Portfolio prepared By Legance Avvocati Associati dated 19 December 2016 and updated 4 November 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

In addition, as from email dated 3/12/2021, we understand that an agreement has been signed with DL Servizi Industriali S.r.l. (local business partner of B-CUBE) for a 12-months lease with a mutual BO after 6 months and rent of €44 PSM with no incentives. Occupation was planned to take place on 6-Dec-21, therefore we took into consideration the new lease contract in our valuation.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	LIDL Italia S.r.l.

Lease Length:	6+6 starting from 29/09/2021

Rent:	€288,000 p.a.

ON BEHALF OF: BAML

PROPERTY NAME: VERONELLA

Rent Review:	100% ISTAT

Break Option:	N.a.

Incentives:	It is agreed between the parties that the rent will be discounted on a one-time basis by an amount equal to 15 monthly instalments to be applied as follows:

• 8 months from 29/09/2021 to 28/05/2022

• 7 months from 29/09/2022 to 28/04/2023

Tenant Name:	DL Servizi Industriali S.r.l.

Lease Length:	12 months starting from 06/12/2021

Rent:	€344,344 p.a.

Rent Review:	100% ISTAT

Break Option:	After 6 months

Incentives:	No

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

ON BEHALF OF: BAML

PROPERTY NAME: VERONELLA

Capital Expenditure:

Type & Calculation	Source	Effective	Annual Amount
Capital Expenditure: Fixed Amount	Provided by the Borrower in the Excel file “CAM_capex_30.09.2021_r”	On Valuation No Repeat	€ Yr 1 100,000
Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start /renewal with void No Repeat	€34,434

TOTAL ON VALUATION			€134,434

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Property Tax:	Provided by the Borrower in the Excel file “CAM_IMU-30.09.2021 - Saldo IMU”	On Valuation In perpetuity	€53,216
Insurance	Provided by the Borrower in the Excel file “CAM_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€9,838
Property Management: 0.8% of Rental Value	CBRE estimate	On Valuation In perpetuity	€2,755
Rent Tax: 0.50% of Rental Value	CBRE estimate	On Valuation In perpetuity	€1,722
Void costs	CBRE estimate	On Valuation On all voids	€3,913
Maintenance: €6.75 per sq m	EY Capex Plan	12 months post valuation date	€96,526

TOTAL: ON VALUATION			€167,928

ON BEHALF OF: BAML

PROPERTY NAME: VERONELLA

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent lettings transactions and occupational demand for the region within which the subject property is located. The rental rates range between €36 and €50 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

The property presents a good state of repair, nevertheless not in line with Grade A standard (height, loading bay ratio etc.) therefore we would expect to achieve a lower rent compared to the letting transaction recorded in Oppeano.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq	44
Office Rental Value	EUR/ sq	44

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

When arriving in our opinion of yield, we have referred to the recent acquisition in the nearby area and made adjustment based on building characteristics and tenancy situation. We would consider the last transaction in Isola Rizza and Nogarole Rocca as the most relevant in terms of location, nevertheless, the two assets present superior characteristics regarding tenancy (fully occupied) and state of repair.

We would expect the subject property to reflect a lower capital value and higher Reversionary Yield, reflecting the lower rent achieved.

For the valuation of this asset, we adopted an Equivalent Yield of 5.20% for the new leased portion to DL Servizi Industriali S.r.l. and 5.00% for the leased portion to LIDL and allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€8,190,000

(Eight Million One Hundred Ninety Thousand Euro)

Our overall approach results in a blended capital rate per sq m of €573 which falls within the lower end of our comparable evidence.

ON BEHALF OF: BAML

PROPERTY NAME: VERONELLA

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 6-9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 6-9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.
• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.10%, resulting in a total value of €6,740,000 equating to a capital rate of €471 per sq m.

ESTIMATED RE- INSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €10,000,000, including demolition costs and fees, with an estimated blended construction rate of €602 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: VERONELLA

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENTAL RATE PER SQ M	RENT (P.A)	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Rivoli Veronese, Verona	Distribution & Logistics	Q3 2019	9,500	Arcese	—	—	36	342,000	Inferior
Oppeano, Verona	Distribution & Logistics	Q4 2019	25,778	Kuehne + Nagel S.r.l	6+6	—	50	1,288,900	Better
Oppeano	Logistics	Q1 2020	25,000	Bracchi Group Transport (tender Coin)	6+6	—	46.0	1,150,000	Better
Oppeano	Logistics	Q1 2020	7,841	BF Container Logistics SRL	6+6	—	46.0	360,686	Better
Oppeano	3PL	Q2 2021	11,406	Consorzio Autotrasportatori Trans-Lusia	12+6	—	46.0	524,676	Better
Oppeano	3PL	Q2 2021	28,000	Consorzio Seven	—	—	46.0	1,288,000	Better

ON BEHALF OF: BAML

PROPERTY NAME: VERONELLA

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Isola Rizza (VR)	Logistics	Q2 2019	7,000	—	308,000	4,250,000	—	607	Similar
Vigasio (VR)	Logistics	Q1 2020	23,600	8y	—	16,000,000	5.97%	678	Superior
Chiari (BS)	Logistics	Q1 2020	68,000	>6y	—	64,000,000	6.40%	941	Superior
Vigasio (VR)	Distribution & Logistics (BTS - controlled temperature)	Q2 2020	12,000	15y	—	15,740,000	6.00%	1,312	Superior
Nogarole Rocca (VR)	Logistics	Q4 2020	51,000	—	—	28,815,000	—	565	Similar (Speculative development)
Isola Rizza (VR)	Logistics	Q3 2021	35,130	10.5y	—	34,000,000	5.25%	968	Superior

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_12 - Cornaredo BANK OF AMERICA EUROPE DAC 01-Oct-2021

Cornaredo - Via Monzoro, Milan, 20010, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	6,180,000
Market Value (per sm)	414
Net Initial Yield	2.88%
Reversionary Yield	4.99%
Equivalent Yield	4.50%
Gross Income (p.a.)	454,566
Gross Income (p.a.) (per sm)	30
*Adj. Gross Income	454,566
Adj. Gross Income (per sm)	30
Net Income (p.a.)	183,300
Net Income (p.a.) (per sm)	12
Gross Rental Value	591,030
Gross Rental Value (per sm)	40
Capital Expenditure	0
Transaction Costs	3.00%
Over / Under Rented	-8.42%

KEY FACTS

Metric	Value
Total Area (sm)	14,940

WAULT to Expiry by Rent	5.01
WAULT to Expiry by ERV	5.01
Percentage of Vacancy (Area)	26.17%
Percentage of Vacancy (ERV)	16.02%
Number of Tenants	2
Tenure	FH
Current Voids (months)	0

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Arcese Trasporti SpA	5.01	11,030	454,566	496,350	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	3,910	n/a	94,680	n/a

Total	5.01	14,940	454,566	591,030	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_12 - Cornaredo BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

CORNAREDO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 6,180,000 (Six Million One Hundred Eighty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

PROPERTY REPORT

VIA MONZORO 41/43, CORNAREDO

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	13/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Good parking provision and manoeuvring areas

•   Good accessibility to main Italian road infrastructure

•   Good location within an established industrial area

•   Comprises within the greater Milan Logistics Market

• Clear height < 10 m • Poor provision of loading bays • Fair maintenance condition • Less appealing location compared to similar properties in greater Milan’s industrial/logistics market

OPPORTUNITIES	THREATS
• Continued improvement in property market and strong demand for investments with good covenants.	• Increasing competition within the Milan Market

• Asset suitable for single and multi-tenant purpose

LOCATION & SITUATION

LOCATION	The subject property is located in the Municipality of Cornaredo, a town some 15 km west of Milano, within the Province of Milan of the Lombardy Region in north-western Italy. Cornaredo is a small municipality bordering the city of Milan and included within Milan’s wider metropolitan area.

Cornaredo is a municipality with a total population of some 20,500 inhabitants (ISTAT, 2021), where overall unemployment rate is lower (5.4%, Urbistat 2019) than the national average of 10.0% (Urbistat 2019).

The Cornaredo industrial/logistics market is comprised within the greater Milano market, which is one of the most important logistics markets in Northern Italy.

The property is located in an industrial area at less than 2km from Cornaredo city centre and approximately 15 km northwest of the city of Milan.

Main national and provincial roads include the A4 Turin-Trieste motorway, the A50 “Tangenziale Ovest” ring road and the SP11(Ex SS11) Milan-Turin (East- West direction), which provides good accessibility to the area and connection with the main thoroughfares.

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

The A4 motorway is accessible within 4.5 km from the subject property via the “Rho” entry gate towards Milan or via the A50 junction towards Turin.

As for public transportation, both the Rho train station and the Pero M1 underground station are within 7 km from the subject Property. The closest airport is the Milano Malpensa Airport, approximately 30 km north-west.

The Property, which is entirely fenced, has the main vehicle/pedestrian entry on Via Monzoro. The property occupies a regular-shaped lot, which is delimited to the west by Via Monzoro, to the east by Via Merendi, while to the remaining sides by other properties, among which a former industrial site.

The surrounding area is mainly comprised of industrial/logistics facilities and agricultural fields. Key occupiers include Sittam, Frigoscandia S.p.A., L’Oreal Italia, STMicroelectronics.

The property benefits from a good location, although less appealing with respect to similar properties located within the greater Milan’s logistics market.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is a multi-level storage and distribution facility (basement, ground and first floor) comprising some 2,104 of office spaces, set on a 83,189 sq m site. The building was built before the 1967 as part of a larger manufacturing complex and it was completely refurbished in 2007-2009.

As per the TDD prepared by EY dated 12/11/2021, the façades of the logistic building are composed by prefabricated concrete panels, while the bearing structure is realized with reinforced concrete pillars and walls placed on the slabs of the foundations, reinforced concrete walls placed on strip foundations, cast in place reinforced concrete slab portions.

The roof of the warehouse has been realized with prefabricated elements. The pre-existing structure of the roof is realized with prefabricated concrete beams and panels. Part of these elements has been maintained, part restored with new reinforcing steel and new prefabricated elements. The building is also provided with a pitched roof comprising corrugated sheets and skylights.

Lighting is from both fluorescent lamps and natural light provided by skylights installed on the roof.

The building is provided with 7 dock doors plus a number of vehicle entrances and no. 91 parking lots. The loading bays are located on the north and eastern sides of the building. The facility benefits from a good manoeuvring area and parking.

The office space provides ancillary space to the warehouse tenant. The spaces comprise a separate private room, a meeting room, toilets, a break area and technical rooms. The offices include floating floor and suspended ceiling with recessed lighting.

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

In the western corner of the external area, which is paved with an asphalt layer and concrete, are located the fire-fighting pump station and the water tank. The site is also provided with an electrical generator and a transformer cabin.

The distribution facility is served by:

• 7 dock doors (+ vehicle entrances)

• Artificial lighting – suspended Fluorescent spotlights. Natural lighting - skylights in the roof

• External pressurization group

• Wet Sprinkler system and also dry sprinkler system for the parking area within the basement

• Methane gas and smoke detectors

• Portable extinguishers, hose reels and fire hydrants

• CCTV system

• Heating system provided by 2 gas condensing boilers

• MV/LV electrical transformer station (within a separate building)

• 2 AHUs serving both the warehouse and office spaces

The office facilities are served by:

• Air-conditioning provided by ceiling-mounted fan-coil units

• Tiled/raised flooring and suspended ceilings

• Artificial (fluorescent lighting) and natural lighting

• 3 lifts

Summary of known specification:

Characteristic	Result
Built / Renovation	Built before 1967
Refurbished between 2007 and 2009
Eaves Height	N.a.
No. of loading Doors	7
Loading Door Ratio (/1k sqm)	0,5
Floor loading	n/a
Cross-Dock	No
Warehouse (% of GLA)	75%
Site Coverage Ratio	17%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA in the Tenancy Schedule provided by the Borrower (CAM_Tenancy Schedule 31.12.2021_F).

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	5,479
1F	Warehouse	5,551
2F	Office	2,104
GF	Other	1,806
TOTAL	—	14,940
Site Area		83,188.60

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY dated 12/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition, we were provided by the Client with a CapEx budget (excel file “CAM_capex_30.09.2021_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by EY dated 19/11/2021.

We did not adopt an immediate CapEx figure therefore a capital allowance, based on the information included within the Technical Due Diligence, therefore a maintenance allowance of €185,750 (€12.23/sqm p.a.) starting from valuation date.

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 5 November 2021 and no high risk issues have been detected.

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

TENURE	According to the Technical Due Diligence Report prepared by EY and dated 12 November 2021 the Building results owned by Kryalos società di gestione del risparmio and the following easement/constraint affect the building:

• Mortgage no. 6576/921 dated 17/01/2018;

• According to the Deed (Atto di Conferimento) no. 3813/3212 on 20/01/1977 between UNIDAL Spa and ITALGEL Spa, as follows:

• Right of way in favor of UNIDAL Spa (old sheet 14, mapp 19-199b - 199c), relevant to the access to the perimeter gate located at no. 39 of via Monzoro;

• Right of way in favor of UNIDAL Spa for the transit of civil and industrial vehicles (cars and truck) in the internal circulation roads;

• Right of access from the gate located in via Monzoro no. 39

• Easement in favor of UNIDAL Spa, relevant to the right of use of the ENEL and SNAM cabins/substations (electrical and gas supply) located at map 197 and 198;

• According to the Deed no. 59.899/10.351 dated 23/09/2002 between SEIF Spa and Gruppo

• Buondì Spa – Agreement relevant to the maintenance of some installation and systems such

• as the firefighting ring maintenance, of the electrical cabin and of the technological room;

• According to the Deed of Sale no. 5697 dated 25/03/2010, at the art. 18:

•   Perpetual Easement (servitù perpetua) for pedestrian and vehicular passage, relevant to the courtyard area of pertinence of the object of the sale and in favor of the building identified at sheet 14, map 19, sub 708 and owned by IMO. The easement was stated in order to allow IMO to have access to the fire-fighting pump station, to the vertical technical shaft for installations, to the well room (locale pozzo), and for the passage of underground ducts (electrical and fire-fighting ducts, sewage pipes).

In the mentioned deed, no information was provided concerning any maintenance agreement of the areas.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

TENANCY	We have been provided with a detailed tenancy schedule (CAM_Tenancy Schedule 31.12.2021_F). We cross-checked information provided by the Borrower against the Red Flag Report in the Project Camelot- Castello Portfolio prepared By Legance Avvocati Associati dated 19 December 2016 and updated 4 November 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Arcese Trasporti S.p.A. (GF)

Lease Length:	3+3 starting from 01/06/2021

Rent:	€225,799 p.a.

Rent Review:	100% ISTAT

Break Option:	Tenant Rolling BO from 01/08/2021 with 15 days notice Landlord Rolling BO from 1/11/2021 with 1 month notice

Incentives:	N.a.

Tenant Name:	Arcese Trasporti S.p.A. (F1)

Lease Length:	3+3 starting from 01/06/2021

Rent:	€228,767 p.a.

Rent Review:	100% ISTAT

Break Option:	Tenant Rolling BO from 01/08/2021 with 15 days notice

Landlord Rolling BO from 1/11/2021 with 1 month notice

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:

	Type & Calculation	Source	Effective	Annual Amount
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start /renewal with void No Repeat	€8,626

	TOTAL ON VALUATION			€8,626

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “CAM_IMU-30.09.2021 - Saldo IMU”	On Valuation In perpetuity	€64,350
	Insurance	Provided by the Borrower in the Excel file “CAM_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€15,257
	Property Management: 0.8% of Rental Value	CBRE estimate	On Valuation In perpetuity	€3,637
	Rent Tax: 0.50% of Rental Value	CBRE Estimate	On Valuation In perpetuity	€2,273
	Void Costs: €0.50 per sq m	CBRE Estimate	On all voids	€3,910
	Maintenance: €12.23 per sq m	EY Capex Plan	From Valuation Date	€185,750

	TOTAL: ON VALUATION			€275,177

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent lettings transactions and occupational demand for the region within which the subject property is located. The rental rates range between €35 and €60 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

	Considering the subject Property’s building characteristics and year of construction we have made the following rental assumptions:

		Unit	Assumption
	Warehouse Rental Value	EUR/ sq	45
	Office Rental Value	EUR/ sq	45

	We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

	Within the table we take in consideration only assets with similar characteristics with respect to the subject property.

	For the valuation of this asset we adopted an Equivalent Yield of 4.5% reflecting the current occupancy status, the location and the building characteristics.

	On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

	€6,180,000

	(Six Million One Hundred Eighty Thousand Euro)

	Our overall approach results in a blended capital rate per sq m of €498 which falls within the lower end of our comparable evidence.

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

	We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
	• Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.10%, resulting in a total value of €4,400,000 equating to a capital rate of €295 per sq m.

ESTIMATED RE- INSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €13,700,000, including demolition costs and fees, with an estimated blended construction rate of €790 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENTAL RATE PER SQ M	RENT (P.A)	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Cusago	Logistics	Q3 2019	6,000	Acquanegra	6+6	6y	60	€360,000	Better
Paullo	Logistics	Q2 2019	23,000	Number 1	n/a		55	€1,265,000	Better
Cusago	e-Commerce	Q3 2019	6,000	Radial (eCommerce)	6		60.0	360,000	Better
Buccinasco	3PL	Q1 2020	10,000	Rhenus Logistics	n.a.	—	40.0	400,000	Similar
Novate Milanese	Courier	Q2 2020	5,000	DHL Express	n.a.		36.0	180,000	Similar
Cassinetta di Lugagnano	3PL	Q4 2020	3,000	Matra Trasporti	6+6	—	35.0	105,000	Worse

ON BEHALF OF: BAML

PROPERTY NAME: CORNAREDO

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Settala (MI)	Logistics	Q3 2019	12,000	Vacant	—	€5,085,000	—	424	Similar
Pero and Tribiano (MI) (2 assets)	Light Industrial/ Logistics	Q4 2019	27,520	6y Pero Vacant Tribiano	—	€13,900,000	7.25%	505	Similar
Albairate (MI)	Logistics	Q4 2019	26,000	<6y	—	€11,500,000	—	442	Similar
Siziano (PV)	Logistics	Q4 2019	20,840	Vacant	—	€16,500,000	5.70 (GIY Est on reversionary)	792	Better (New whs)
Inveruno (MI)	Logistics	Q3 2020	19,994	6y	—	€10,500,000	7.50%	525
Binasco (MI)	Logistics	Q4 2020	28,750	9y	—	€23,200,000	5.75%	800	Better (BTO then S&LB)

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_13 - Cameri BANK OF AMERICA EUROPE DAC 01-Oct-2021

Cameri - Via Montimperiale, Milan, 28062, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	34,120,000
Market Value (per sm)	648
Net Initial Yield	4.74%
Reversionary Yield	5.05%
Equivalent Yield	5.00%
Gross Income (p.a.)	2,257,673
Gross Income (p.a.) (per sm)	43
*Adj. Gross Income	2,257,673
Adj. Gross Income (per sm)	43
Net Income (p.a.)	1,674,112
Net Income (p.a.) (per sm)	32
Gross Rental Value	2,368,100
Gross Rental Value (per sm)	45
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-4.66%

KEY FACTS
Metric	Value
Total Area (sm)	52,625

WAULT to Expiry by Rent	2.92
WAULT to Expiry by ERV	2.92
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Kuehne + Nagel S.r.l.	2.92	52,625	2,257,673	2,368,100	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	2.92	52,625	2,257,673	2,368,100	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_13 - Cameri BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

CAMERI

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 34,120,000 (Thirty-Four Million One Hundred Twenty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

PROPERTY REPORT

CAMERI (NO), SP CAMERI BELLINZAGO KM 5, 28062

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	12/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Good covenant strength of the current tenant

•   WAULT > 3 years

•   Excellent provision of loading bays

•   Clear height of some 10m

•   Well-maintained building Good parking provision

•   Good accessibility to main Italian road infrastructure

•   Good location in well-performing logistics market (Novara Logistics Market).

• Less appealing location compared to similar properties in proximity of the A4 motorway

OPPORTUNITIES	THREATS

•   Continued improvement in property market and strong demand for investments with good covenants.

•   Asset suitable for single and multi-tenant purpose (already split-up in five units).

•   Cross-docking potential

• Increasing competition within the Novara Market • 100% income risk to a single tenant albeit a good covenant.

LOCATION & SITUATION

LOCATION	The subject property is located in the Municipality of Cameri, a small town some 10 km north of Novara, in Northern Italy. Cameri is a small municipality with a total population of some 10,714 inhabitants (ISTAT, 2021). In particular, in Novara province overall unemployment rate is 65.3% (ISTAT, 2020), quite in line with the national average of 58.1% (ISTAT, 2020).

The Cameri industrial/logistics market is comprised within the greater Novara market, which is one of the major logistics markets in Northern Italy. Novara together with the surrounding municipalities benefit from a strategic location, being an important crossroads for commercial traffic along the routes from Milan to Turin and from Genoa to Switzerland.

The subject property is located some 2.5 km north of the Cameri town centre, at the crossroad between Via Montimperiale and the SP Cameri-Bellinzago (Via S. Paolo della Croce), a minor provincial road. Main national and

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

provincial roads include the A4 Turin-Trieste motorway, the SS32 Novara- Castelletto Sopra Ticino (South-north direction) and the SS703 Novara’s ring road, which provides good accessibility to the area and connection with the nearby municipalities.

The A4 motorway is accessible from the subject property via the “Novara Est” entry gate located some 10 km south. As for public transportation, the “Malpensa” Airport is a 30-minutes’ drive, while the Bellinzago Novarese train station is only 7 km away, or else the Novara train station at 12 km away. The Cameri Military airport is in the property’s surroundings.

The surrounding area is mainly comprised of flat agricultural lands, with a number of industrial and residential buildings. Key occupiers within the Novara’s north-eastern area include DHL Supply Chain, XPO Logistics, Geodis, S.G.T. Sogetras, Arco Spedizioni. The property benefits from a fairly good location considering its current use (distribution and storage facility), although less appealing with respect to similar properties located in proximity to the A4 motorway.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is a single-level distribution facility which was constructed in 2003 and partially refurbished in 2012. It comprises a single-level warehouse with ancillary offices and two outbuildings (the guard house and some technical rooms), situated on a mostly rectangular shaped site (circa 100,000 sq m). Internally the building is used for distribution and dry storage. There is also office provision in a block located to the main front of the building. The office block is spread across three levels (ground, first and second floors).

The building has a reinforced concrete frame structure and a broadly flat roof (load-bearing metal sheets) with bituminous waterproof system. External walls consist of prefabricated concrete panels. The clear height is 9.90 m within the warehouse.

The building is provided with 79 loading docks plus some vehicle entrances. The loading bays are located on both the long sides of the building. The facility benefits from a good manoeuvring area. Furthermore, a large truck parking area is provided just off the perimeter fence.

The office spaces are used for the administration by the tenant. The spaces comprise separate private rooms, changing rooms, meeting rooms, toilets, a break area and technical rooms. The offices include raised flooring and suspended ceiling with recessed lighting. Aluminium-framed windows with double-glazing are installed within the office area.

The external area is paved with an asphalt layer and concrete in the loading/unloading areas.

According to the TDD carried out by EY dated 12/11/2021, the potable water is supplied from the mains of the municipality by the water provider. The Electricity is supplied by ENEL in Medium Voltage (MV) at 15 kV to the electrical cabin located north of the logistic complex. The natural gas is only for the

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

Heating thermal station. There are two separate system to collect the rainwater. The rainwater from the external paved areas are collected inside oil separation underground concrete tanks and then discharged into dispersion wells as the rainwater from the roof is discharged directly into the dispersion wells. The Heating station is placed in a dedicated room in the building near the entrance gate. In this station there are installed N.3 boilers, two large heating boilers supply the air heaters installed in the warehouse area whereas, the smaller boiler supplies the fan coils in the offices and radiators in the toilets and changing rooms. On the roof of the office building there is no.1 air cooled which supplies the fan coils of the offices. There is another air cooled chiller installed externally which supplies the fresh products cold room. In the warehouse storage areas, air renewal is granted through natural ventilation, by the opening of the skylights and EFC heat and smoke extractors. Mechanical extraction system are installed for the battery recharging areas. The air renewal of the office areas are granted by a mix of natural (windows) and mechanical ventilation through the air diffusers installed in the false ceilings. The MV/LV electrical substation is located in a dedicated room, besides the ENEL cabin and meters room.

The lighting fixtures mainly have LED lamps. In the warehouse areas there are installed ceiling suspended linear fixtures, in the offices there are installed lamps recessed in the false ceilings. External lighting is granted by lighting fixtures placed on the façade of the building perimeter. There are installed no.2 diesel emergency electrical generators in a dedicated technical room.

There installed special systems such as grounding, security, intercom and Wi- Fi system.

The logistic complex is protected against fire damage mainly by Sprinkler System esfr, Foam extinguishing and UNI 45, UNI 70 Fire Hydrants. There is a pump station that feeds the entire firefighting network; which is located in a dedicated room in the building near the entrance, and is fed by the over ground concrete storage tank and from the external pod with a capacity >1000m3.

There is no.1 hydraulic lift installed in the office building

Summary of known specification:

Characteristic	Result
Built	2003
Rennovation	2012 (partially)
Eaves Height	9.90 metres
No. of loading Doors	79
Loading Door Ratio (/1k sqm)	1,5
Floor loading	N.a.
Cross-Dock	Double sides
Warehouse (% of GLA)	95%
Site Coverage Ratio	52%

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA in the Tenancy Schedule provided by the Borrower (CAM_Tenancy Schedule 31.12.2021_F).

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse + Office	52,625
TOTAL		52,625
Site Area		100,000

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY dated 12/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition, we were provided by the Client with a CapEx budget (excel file “CAM_capex_30.09.2021_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by EY dated 19/11/2021.

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

We did not adopt an immediate CapEx figure therefore a capital allowance, based on the information included within the Technical Due Diligence, of €322,876 (€6.14/sqm p.a.) starting from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 29 October 2021 and no high risk issues have been detected.

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

TENURE	According to the Technical Due Diligence Report prepared by EY and dated 12 November 2021 the Building results owned by Kryalos società di gestione del risparmio and the following easement/constraint affect the building:

• Easement for power line passage, no. 9109/7642, dated 20/12/1956;

• Easement for power line passage, no. 9110/7643, dated 20/12/1956;

• Easement for power line passage, no. 9111/7644, dated 20/12/1956;

• Easement for power line passage, no. 9112/7645, dated 20/12/1956;

• Urban Agreement, no. 6268/5045, dated 25/08/1959;

• Easement for power line passage, no. 4151/2872, dated 05/05/1966;

• Easement for power line passage, no. 3199/2288, dated 03/04/1969;

• Easement for power line passage, no. 753/634, dated 28/01/201977;

• Easement for power line passage, no. 756/637, dated 28/01/1977;

• Easement for power line passage, no. 4487/3660, dated 17/05/1978;

• Easement for power line passage, no. 7297/6087, dated 03/08/1978;

• Easement for power line passage, no. 8475/6940, dated 06/10/1978;

• Easement for power line passage, no. 1897/1532, dated 27/02/1980;

• Easement for power line passage, no. 14990/11091 dated 13/11/1997;

• Easement for power line passage, no. 14737/9395 dated 23/10/2001;

• Easement for power line passage, no. 15452/9856 dated 21/01/2011;

• Easement for power line passage, no. 15452/9856 dated 21/01/2011;

• Deed of duty registered at no. 1166/787 dated 21/01/2011;

• Mortgage registered at no. 762/57 dated 17/01/2018;

• Registration no. 762/600 dated 17/01/2018 relevant to transfer of rents.

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

•  Easement for pipeline passage in favour of “Molteni Industria Combustibili Fluidi Liquidi e Solidi SpA” which is reported in the deed dated 15/10/2001 by Notary XXXXX, but not transcribed in original.

•  According to the real estate agreement (Convezione Immobiliare) so called “Est Sesia” (rep. 57204-15515, dated 20/06/2013) available in data room it results that the East Sesia association (Associazione Est Sesia) allows the fondo Ippocrete the seqage discharge into “Cavo Cid” through dispersion wells.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule (CAM_Tenancy Schedule 31.12.2021_F). We cross-checked information provided by the Borrower against the Red Flag Report in the Project Camelot- Ideafimit Portfolio prepared By Legance Avvocati Associati dated 8 May 2017 and updated 30 November 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Kuehne+Nagel Srl.

Lease Length:	6+6 starting from 01/09/2012

Rent:	€2,257,673 p.a.

Rent Review:	75% ISTAT

Break Option:	B.O. at 01/09/2022, 01/09/2024 with 12-month notice

Incentives:	Passing rent includes LED contribution detailed below

Rental Increase as per LED Relamping Agreement:

• from 1/11/2020 to 31/8/2022 the tenant shall pay an extra rent equal to EUR 9,812/month;

• from 1/9/2022 to 31/8/2024 the tenant shall pay an extra rent equal to EUR 6,926/month

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:

	Type & Calculation	Source	Effective	Annual Amount
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start /renewal with void No Repeat	Not activated

	TOTAL ON VALUATION			€0

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “CAM_IMU-30.09.2021 - Saldo IMU”	On Valuation In perpetuity	€201,112
	Insurance	Provided by the Borrower in the Excel file “CAM_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€30,223
	Property Management: 0.8% of Rental Value	CBRE estimate	On Valuation In perpetuity	€18,061
	Rent Tax: 0.50% of Rental Value	CBRE estimate	On Valuation In perpetuity	€11,288
	Maintenance: €6.14 per sq m	EY Capex Plan	From Valuation Date	€322,876

	TOTAL: ON VALUATION			€583,561

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent lettings transactions and occupational demand for the region within which the subject property is located. The rental rates range between €39 and €66 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Even if all the comparable reported in the table are located within the Novara area we highlight that between them only one presents a wider surface with respect to the subject property.

Considering the subject Property’s surface and state of repair, we have made the following rental assumptions:

Unit	Unit	Assumption
Warehouse + Office	EUR/ sq	45

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Whilst the property is not located in a recognised industrial park, it is within a short drive of arterial routes providing access across Northern Italy. It is also very well let to a tenant deemed to be good covenant strength. At the same time, we consider the low WABO together with the increasing competition within the Novara’s logistics market a potential risk.

The comparable within the table refer to assets located within the Novara area being transacted in recent times. We believe that the most reflective is the comparable n. 4 which refers to the acquisition of a logistics park of approx. 65,000 sq m. The spaces are leased under a long-term contract to one of the leading international logistics operators.

For the valuation of this asset we adopted an Equivalent Yield of 5.00% and allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€34,120,000

(Thirty- Four Million One Hundred Twenty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

Our overall approach results in a blended capital rate per sq m of €648.

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.
We would consider the subject property to be appealing to international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.00%, resulting in a total value of €27,730,000 equating to a capital rate of €489 per sq m.

ESTIMATED RE-INSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €37,300,000, including demolition costs and fees, with an estimated blended construction rate of €598 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENTAL RATE PER SQ M	RENT (P.A)	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
San Pietro Mosezzo	Retail	Q3 2021	7,500	Number1	—	—	44	330,000	Similar
Novara	E-commerce	Q4 2020	2,880	SDA	10+6	—	66	190,080	Better
San Pietro Mosezzo	Distribution and Logistics	Q3 2020	15,770	Arcese	18m	—	44	693,880	Better (short lease)
Novara	E-commerce	Q2 2020	190,000	(Confidential)	15y	—	39	Confidential	Better but Large-sized property with 70% mezzanine

ON BEHALF OF: BAML

PROPERTY NAME: CAMERI

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Cerro Maggiore (MI)	Distribution & Logistics	Q4 2019	20,700	6	1,050,000	13,680,000	6.50%	660	Similar
2 asset portfolio including a bld in San Pietro Mosezzo (NO)	Distribution & Logistics	Q4 2019	164,000	5y	—	91,900,000	6.00%	560	Slightly worse
Trecate (NO)	Distribution & Logistics	Q3 2020	162,200	15y	—	Ca. 200m	<4.5%	1,230	Better
Novara	Distribution & Logistics	Q2 2021	approx 50,000	—	—	42,000,000	>5.50%	700	Similar
Arborio (VC)	Distribution & Logistics	Q2 2021	15,000	—	—	10,500,000	6.50%	700	Similar

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_14 - Oppeano - Busoni BANK OF AMERICA EUROPE DAC 01-Oct-2021

Oppeano - Busoni - Via Marco Biagi, Verona, 37050, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	26,790,000
Market Value (per sm)	603
Net Initial Yield	5.06%
Reversionary Yield	5.47%
Equivalent Yield	5.10%
Gross Income (p.a.)	1,593,351
Gross Income (p.a.) (per sm)	36
*Adj. Gross Income	1,593,351
Adj. Gross Income (per sm)	36
Net Income (p.a.)	1,396,706
Net Income (p.a.) (per sm)	31
Gross Rental Value	1,962,795
Gross Rental Value (per sm)	44
Capital Expenditure	-99,000
Transaction Costs	3.00%
Over / Under Rented	-18.82%

KEY FACTS
Metric	Value
Total Area (sm)	44,455

WAULT to Expiry by Rent	7.35
WAULT to Expiry by ERV	7.33
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	2
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Cab-Log S.r.l.	7.17	31,895	1,098,713	1,435,275	69.0%
Posco ITPC S.p.a.	7.75	12,560	494,638	527,520	31.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	7.33	44,455	1,593,351	1,962,795	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_14 - Oppeano - Busoni BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO BUSONI

OPPEANO BUSONI

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 26,790,000 (Twenty- Six Million Seventy Hundred Ninety Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO BUSONI

PROPERTY REPORT

VIA FERRUCCIO BUSONI, OPPEANO

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	14/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Good covenant strength of the current tenants

•   Distribution/storage facility of fairly recent construction (2008/09)

•   Good provision of loading bays

•   Well-maintained building

•   Good parking provision

•   Good accessibility to main Italian road infrastructure

•   A portion of the building (Posco building unit) has specific building features (4 cranes) and lower clear heights.

•   Not suitable for cross-docking activities (loading docks just on one side of the building)

• Good location in strong logistics market (Verona Logistics Market).

OPPORTUNITIES	THREATS
• Continued improvement in property market and strong demand for investments with good covenants. • Asset suitable for single and multi-tenant purpose (already split-up in four units).	• Increasing competition within the Verona Market • Some specific internal features might reduce the pool of potential tenants.

LOCATION & SITUATION

LOCATION	The subject property is located in the Municipality of Oppeano, a small town some 20 km south of Verona, in Northern Italy.

Oppeano is a small municipality with a total population of some 10,000 inhabitants where overall unemployment is quite low at 5.8% compared to the national average of 11.2% (Source: UrbiStat). The entire Province of Verona has a high level of economic and social development: a long-established industry, comprising almost all industry sectors, with a strong attitude for trading with other countries, a logistics platform among the most efficient in Europe and an infrastructure system capable of attracting both domestic and international investments.

The Oppeano industrial market is comprised within the greater Verona market, which is one of the most important logistics markets in Northern Italy.

The subject property is located in an industrial area just off the SS434 Transpolesana, within the “Vallese” Locality. The SS434 Transpolesana is a 4-laned artery road with 2-lanes per direction that connects the A4 “Turin-Milan- Venice-Trieste” motorway with the A13 “Padova-Bologna” motorway.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO BUSONI

The A4 motorway is accessible from the subject property via the “Verona Sud” junction located at some 17 km, connecting from the South Verona Tangential Road, which parallels the A4 motorway.

As for public transportation, the main airports include the “Valerio Catullo” Airport at 25 km from the subject property, the Brescia Montichiari Airport at 80 km, and the Milano Malpensa at 215 km. The nearest train station is located in Buttapietra, 8 km away from the subject property, or else the Verona train station at 18 km away.

The Property, which is entirely fenced, has 6 vehicle/pedestrian entry gates, of which 5 are on via Marco Biagi and 1 on Via Ferruccio Busoni. The site borders agricultural fields and some warehouses/light industrial facilities to the west and north sides.

The surrounding area is mainly characterised by flat agricultural lands, with several industrial areas and residential areas developed along the SS 434 Transpolesana in both directions. The subject property is the second largest distribution/storage facility within the “Vallese” industrial area. Key occupiers include Intimissimi, Unifreddo, STI Spa, Avanzini Trasporti, Prisma Logistics, Giorgio Gori Logistics (DHL).

The property benefits from a good location considering its current use (distribution and storage facility).

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is a logistics facility which was completed in 2009 and refurbished in 2017. It comprises a single-level warehouse plus some storage areas on the mezzanine floor, two office blocks developed across three floors and two outbuildings, situated on a rectangular shaped site. Please note that we have not been provided with the site area of the property. Internally, the building is used for both distribution and storage purposes.

The building has a reinforced concrete frame structure and a flat concrete roof with bituminous waterproof system. External walls consist of prefabricated concrete sandwich panels. The main warehouse area has a clear height of some 11 m. and a 18 x 18 m column grid.

The building is provided with 47 loading docks plus 3 vehicle entrances (1 of which is provided with a ramp). All the loading bays are on the eastern side of the building, facing the site entrances. The facility benefits from a large manoeuvring area and an external truck/car parking.

Both the office blocks are used for the administration of the building. The spaces comprise changing rooms, separate private rooms for directors, meeting rooms, toilets, break areas and technical rooms. The offices include raised flooring and suspended ceiling with recessed lighting. PVC-framed windows are installed within the office area.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO BUSONI

As from the information within the Technical Due Diligence Report prepared by EY and dated 12 November 2021 we understand that the M&E systems are arranged to feed the office building and the warehouse and that quite all the main equipment has been installed in 2007.

The potable water is supplied from the mains of the municipality public water provider. The Electricity is supplied by ENEL in medium voltage MV 20 kV. The MV receiving station is installed on the South side of the logistic complex in a dedicated building where are placed the ENEL cabin and the meters in a dedicated room.

No data are available on the telephone and data connections systems of the building.

No heating and cooling are provided for the warehouse area. The heating and cooling for the office areas are supplied by N.4 heat pumps, two for each office building, installed on the roof, in the office there are installed fan coils. In the technical shaft of the office area there are installed N.2 heating boilers, one for each office building, which supply heating to the radiators of the office areas.

In the warehouse no mechanical ventilation is provided, there is only natural ventilation granted by the opening of the shutters. Mechanical extraction system is installed in the toilets; in the recharging batteries area for the forklifts only natural ventilation is granted. For the office areas no AHU is installed; air renewal is granted through the opening of the windows.

In the warehouse, the illumination system is both with linear and punctual fluorescent lamps; in the office areas there are installed dark lights. The emergency lighting is granted with buffering battery on some lamps placed near the emergency exit or on the stairs. External lighting is realized through metal halide projectors placed along the perimeter of the building and light poles near the entrance.

There is a pump station for the logistic complex that feeds the entire firefighting network; the pump station is placed in a dedicated building placed on the South-West side of the complex, with a cylindrical storage tank of 554 mc. In the pump station there are installed N.2 diesel pumps with N.2 diesel, with two above ground storage tanks of 800 l each, N.1 diesel pump and N.1 jockey pump.

In the office area there are installed N.2 lifts, one for each office building.

Summary of known specification:

Characteristic	Result
Built / Renovation	Built in 2009
Refurbished in 2017
Eaves Height	11.00
No. of loading Doors	47
Loading Door Ratio (/1k sqm)	1,1
Floor loading	42,583
Cross-Dock	No
Warehouse (% of GLA)	95.80%
Site Coverage Ratio	Not Available

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO BUSONI

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA in the Tenancy Schedule provided by the Borrower (CAM_Tenancy Schedule 31.12.2021_F).

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less than 5%. Therefore, we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	42,583
GF	Office	1872
TOTAL	—	44,455
Site Area		N.a.

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared EY dated 12/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO BUSONI

In addition we were provided by the Client with an immediate CapEx budget (excel file “CAM_capex_30.09.2021_r”) of €99,000 for the refurbishment of the asset (loading bays, entrance gate compliance upgrade, slub joints repair).

Based on the information included within the Technical Due Diligence, we applied a maintenance allowance of €251,171 (€5.65/sqm p.a.) starting from 12 months from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated October 2021 and no high risk issues have been detected.

TENURE	According to the Technical Due Diligence Report prepared by EY and dated 12 November 2021 the Building results owned by Kryalos società di gestione del risparmio and the following easement/constraint affect the building:

• Easement dated 15/03/1956 number 3526/2614;

• Enlargement of Consortium Irrigazione Fossa Bongiovanna dated 15/03/1956 number

• 3528/2616;

• Easement for electrical power line dated 22/12/1992 number 37079/25055;

• Urban Agreement dated 19/04/2002 number 15193/10586;

• Urban Agreement dated 20/11/2006 number 57861/33432;

• Urban Agreement dated 27/03/2009 number 11888/7352.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule (CAM_Tenancy Schedule 31.12.2021_F). We cross-checked information provided by the Borrower against the Red Flag Report in the Project Camelot- Ideafimit Portfolio prepared By Legance Avvocati Associati dated 8 May 2017 and updated 30 November 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO BUSONI

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Cab-Log S.r.l.

Lease Length:	6+6 starting from 01/12/2016

Rent:	€1,098,713 p.a.

Rent Review:	75% ISTAT

Break Option:	B.O. at 01/12/2025 with 12-month notice

Incentives:	N.a.

Tenant Name:	Posco-ITPC S.p.A.

Lease Length:	6+6 starting from 01/07/2017

Rent:	€494,638 p.a.

Rent Review:	75% ISTAT

Break Option:	None

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO BUSONI

	Capital Expenditure:

	Type & Calculation	Source	Effective	Annual Amount
	Capital Expenditure: Fixed Amount	Provided by the Borrower in the Excel file “CAM_capex_30.09.2021_r”	On Valuation No Repeat	€99,000
	Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	Not activated

	TOTAL ON VALUATION			€99,000

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Property Tax:	Provided by the Borrower in the Excel file “CAM_IMU-30.09.2021 - Saldo IMU”	On Valuation In perpetuity	€146,714
	Insurance	Provided by the Borrower in the Excel file “CAM_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€29,217
	Property Management: 0.8% of Rental Value	CBRE estimate	On Valuation In perpetuity	€12,747
	Rent Tax: 0.50% of Rental Value	CBRE estimate	On Valuation In perpetuity	€7,967
	Maintenance: €5.65 per sq m	EY Capex Plan	12 months From Valuation Date	€251,171

	TOTAL: ON VALUATION			€435,069

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent lettings transactions and occupational demand for the region within which the subject property is located. The rental rates range between €46 and €50 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

	We consider the recent letting transaction in Oppeano as relevant, nevertheless the subject property presents inferior characteristics, therefore would consider achieving a lower rental value.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO BUSONI

	Considering the subject Property’s occupancy status, we applied two different ERV considering the different internal condition of the premises. We apply a lower ERV to the Posco ITPC portion which has been partly adapted to industrial use, we believe in fact that this portion, in order to be let to a generic logistic operator at an higher ERV would need some intervention.

	Below our rental assumptions:

		Unit	Assumption
	Posco ITPC Portion	EUR/ sq	42
	CabLog Portion	EUR/ sq	45

	We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

	When arriving in our opinion of yield, we have referred to the recent acquisition in the nearby area and made adjustment based on building characteristics and tenancy situation. We would consider the last transaction in Isola Rizza and Nogarole Rocca as the most relevant in terms of location.

	The transaction in Nogarole Rocca included a development, therefore would expect the subject property to reflect a higher capital value, while the transaction in Isola Rizza included a better tenancy (longer WAULT) therefore we would expect the subject property to reflect a slightly lower capital value.

	For the valuation of this asset, we adopted an Equivalent Yield of 5.10% and allowing for purchaser’s costs equating to 3.50%.

	On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

	€26,790,000

	(Twenty-Six Million Seventy Hundred Ninety Thousand Euro)

	Our overall approach results in a blended capital rate per sq m of €603 which falls within the lower end of our comparable evidence.

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6-9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

	We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
	• Assumed the property is entirely vacant and allowed for a 6-9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO BUSONI

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.10%, resulting in a total value of €22,090,000 equating to a capital rate of €497 per sq m.

ESTIMATED RE- INSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €30,800,000, including demolition costs and fees, with an estimated blended construction rate of €592 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO BUSONI

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENTAL RATE PER SQ M	RENT (P.A)	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Oppeano	3PL	Q1 2020	25,000	Confidential	6+6	—	45-50	Confidential	Better
Oppeano	3PL	Q1 2020	7,841	BF Container Logistics SRL	6+6	—	46	360,686	Better
Oppeano	3PL	Q4 2020	19,396	NI.VAL	6+6 14m RF	—	50 (headline)	973,679	Slightly better
Oppeano	3PL	Q2 2021	11,406	Consorzio Autotrasportatori Trans-Lusia	12+6	—	46.0	524,676	Similar
Oppeano	3PL	Q2 2021	28,000	Consorzio Seven	—	—	46.0	1,288,000	Similar
Oppeano	3PL	Q3 2021	9,037	Delma Group	—	—	46.0	415,702	Similar

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO BUSONI

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Isola Rizza (VR)	Logistics	Q2 2019	7,000	—	308,000	4,250,000	—	607	Superior
Vigasio (VR)	Logistics	Q1 2020	23,600	8y	—	16,000,000	5.97	678	Superior
Chiari (BS)	Logistics	Q1 2020	68,000	>6y	—	64,000,000	6.40%	941	Superior
Vigasio (VR)	Distribution & Logistics (BTS - controlled temperature)	Q2 2020	12,000	15y	—	15,740,000	6.00%	1,312	Superior
Nogarole Rocca (VR)	Logistics	Q4 2020	51,000	—	—	28,815,000	—	565	Similar (Speculative development)
Isola Rizza (VR)	Logistics	Q3 2021	35,130	10.5y	—	34,000,000	5.25%	968	Better, Longer WAULT

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_15 - Oppeano - Maffei BANK OF AMERICA EUROPE DAC 01-Oct-2021

Oppeano - Maffei - Via Spinetti, Verona, 37050, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	30,120,000
Market Value (per sm)	622
Net Initial Yield	2.47%
Reversionary Yield	5.73%
Equivalent Yield	5.49%
Gross Income (p.a.)	973,000
Gross Income (p.a.) (per sm)	20
*Adj. Gross Income	973,000
Adj. Gross Income (per sm)	20
Net Income (p.a.)	770,072
Net Income (p.a.) (per sm)	16
Gross Rental Value	2,225,894
Gross Rental Value (per sm)	46
Capital Expenditure	-332,868
Transaction Costs	3.50%
Over / Under Rented	9.05%

KEY FACTS
Metric	Value
Total Area (sm)	48,389

WAULT to Expiry by Rent	11.01
WAULT to Expiry by ERV	11.01
Percentage of Vacancy (Area)	59.92%
Percentage of Vacancy (ERV)	59.92%
Number of Tenants	1
Tenure	FH
Current Voids (months)	6

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
NI.VAL	11.01	19,396	973,000	892,216	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	28,993	n/a	1,333,678	n/a

Total	11.01	48,389	973,000	2,225,894	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_15 - Oppeano - Maffei BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAFFEI

OPPEANO MAFFEI

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 30,120,000 (Thirty Million One Hundred Twenty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAFFEI

PROPERTY REPORT

VIA ROLANDINO MAFFEI, OPPEANO

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	14/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good covenant strength of the current tenants	• Void costs and vacant space

• Distribution/storage facility of fairly recent construction (2007/08)

• Good provision of loading bays (located on both the long sides of the building)

• Clear height > 10m

• Well-maintained building

• Good parking provision

• Good accessibility to main Italian road infrastructure

• Good location in strong logistics market (Verona Logistics Market).

OPPORTUNITIES	THREATS
• Continued improvement in property market and strong demand for investments with good covenants.	• Increasing competition within the Verona Market
• New developments in the immediate surroundings

• Asset suitable for single and multi-tenant purpose (already split-up in five units).

LOCATION & SITUATION

LOCATION	The subject property is located in the Municipality of Oppeano, a small town some 20 km south of Verona, in Northern Italy.

Oppeano is a small municipality with a total population of some 10,000 inhabitants (ISTAT, 2018) where overall unemployment is very low at 5.8% (UrbiStat, 2018) compared to the national average of 9.9% (ISTAT, August 2019). The entire Province of Verona has a high level of economic and social development: a long-established industry, comprising almost all industry sectors, with a strong attitude for trading with other countries, a logistics platform among the most efficient in Europe and an infrastructure system capable of attracting both domestic and international investments.

The Oppeano industrial market is comprised within the greater Verona market, which is one of the most important logistics markets in Northern Italy.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAFFEI

The subject property is located in an industrial area just off the SS434 Transpolesana, within the “Vallese” Locality. The SS434 Transpolesana is a 4- laned artery road with separate 2-lanes per direction that connects the A4 “Turin-Milan-Venice-Trieste” motorway with the A13 “Padova-Bologna” motorway.

The A4 motorway is accessible from the subject property via the “Verona Sud” junction located at some 17 km, connecting from the South Verona Tangential Road, which parallels the A4 motorway.

As for public transportation, the main airports include the “Valerio Catullo” Airport at 25 km from the subject property, the Brescia Montichiari Airport at 80 km, and the Milano Malpensa at 215 km. The nearest train station is located in Buttapietra at 8 km away from the subject property, or else the Verona train station at 18 km away.

The Property, which is entirely fenced, has 3 vehicle/pedestrian entry gates on Via Spinetti. The regular-shaped site borders agricultural fields on the west and north sides, while to the east runs a water canal.

The surrounding area is mainly characterised by flat agricultural lands, with several industrial areas and residential areas developed along the SS 434 Transpolesana in both directions. The subject property is the largest distribution/storage facility within the “Vallese” industrial area. Key occupiers include Intimissimi, Unifreddo, Cab Log, Prisma Logistics, Giorgio Gori Logistics (DHL).

The property benefits from a good location considering its current use (distribution and storage facility).

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is a logistics facility which was completed in 2007, set on a 86,417 sq m site. It comprises: a single-level warehouse (comprising 5 building units) plus some storage areas on a mezzanine floor along the southern side; two office blocks developed across three floors and two outbuildings. Internally the building is used for both distribution and dry/cold storage purposes, given the presence of 4 cold storage cells.

The building has a reinforced concrete frame structure and a flat concrete roof with bituminous waterproof system. External walls consist of prefabricated concrete sandwich panels. The main warehouse area has a clear height of some 11 m.

Lighting is from both fluorescent lamps and natural light provided by translucent panels and skylights installed on the roof. The building is provided with three forklift battery-charge rooms, one for each tenant.

The building is provided with some 50 raised loading docks plus 4 vehicle entrances. The loading bays are located on both the long sides of the building. The facility benefits from a large manoeuvring area and truck/car parking.

Both the office blocks are used for the administration of the building. The spaces comprise changing rooms, separate private rooms for directors,

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAFFEI

meeting rooms, toilets, break areas and technical rooms. The offices include raised flooring and suspended ceiling with recessed lighting. PVC-framed windows are installed within the office area.

As from the information within the Technical Due Diligence Report issued by EY ad dated 12 November 2021 we understand that the potable water is supplied from the mains of the municipality public water provider; the Electricity is supplied by ENEL in medium voltage MV 20 kV. The MV receiving station is installed on the South side of the logistic complex in a dedicated building.

There are installed N.2 heating boiler (one for each office building) fed by methane gas. The meters are placed on the South side of the logistic complex, near the fence. There are not installed heating and cooling for the warehouse area, meanwhile for the office area there are installed VRV system on the roof.

There are installed hydrant and sprinkler system with a dedicated group of pressurization and a water storage tank.

There are installed n.2 lift in the office area.

Summary of known specification:

Characteristic	Result
Built / Renovation	2007
Eaves Height	10.5 m
No. of loading Doors	50
Loading Door Ratio ( /1k sqm)	1,0
Floor loading	n/a
Cross-Dock	Yes. Both sides
Warehouse (% of GLA)	96%
Site Coverage Ratio	51%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA in the Tenancy Schedule provided by the Borrower (CAM_Tenancy Schedule 30.09.2021_r).

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAFFEI

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse + Office	48,389
TOTAL		48,389
Site Area		86,417

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared EY dated 12/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “CAM_capex_30.09.2021_r”) of €199,500 for the refurbishment of the asset (roof extraordinary maintenance, entrance gate compliance upgrade).

We applied a standard capital allowance of €233,569 (€ 4.83/sqm) starting from 12 months from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated October 2021 and no high risk issues have been detected.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAFFEI

TENURE	As from the information provided within the Technical Due Diligence Report issued by EY dated 12 November 2021 the building is owned by “Kryalos Società di Gestione del Risparmio per Azioni con sede in Milano” and the following easement/constraint affect the building:

• Easement of electroduct in favor of Enel Ente Nazionale rep. n. 25577/19263 dated 25/10/1990.

• Easement of eletroduct in favor of Enel SpA rep. n. 18805/12124 dated 22/06/1994.

•   In the Deed dated 12/03/2007 signed by Notary XXXXX is specified that: the map 410 is bordered to the East by the Fossa Bongiovanna (Consorzio Valli Grandi). For this reason, the maps 410, 412, and 414 are subjected along the East side and for a width equal to 10 ml to a respect easement regarding the canal.

• Easement Agreements in favor of Enel Distribuzione SpA signed on 06/02/2009 concerning the passage of an underground duct “LMT Villafontana” (in the data room it is available the preliminary deed).

•   In the Deed dated 29/01/2010 signed by Notary XXXXX (rep. n. XXXXX) is included an agreement stating that the acquiring party acknowledges that the acts of establishing easement in favor of ENEL relating to the building in via Maffei (power line buried easement) are being finalised with the Municipality of Oppeano.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule (CAM_Tenancy Schedule 30.09.2021_r). We cross-checked information provided by the Borrower against the Red Flag Report in the Project Camelot- Ideafimit Portfolio prepared By Legance Avvocati Associati dated 8 May 2017 and updated 30 November 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	NI.VAL. Group Service S.r.l.

Lease Length:	6+6 starting from 01/10/2020

Rent:	€973,000 p.a.

Rent Review:	100% ISTAT

Break Option:	N.a.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAFFEI

Incentives:	Free Rent, 13 months:

• 4 months from October 2020; 3 months from July 2022; 3 months from July 2023; and 3 months from July 2024

• maintenance: ordinary and extraordinary maintenance related to equipment and systems in charge of Nival

• property management fee and all-risk insurance: in charge of Nival.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Annual Amount
Capital Expenditure: Fixed Amount	Provided by the Borrower in the Excel file “CAM_capex_30.09.2021_r”	On Valuation No Repeat	€199,500
Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start/renewal with void No Repeat	€133,368 On Vacant Spaces

TOTAL ON VALUATION			€332,868

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAFFEI

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Property Tax:	Provided by the Borrower in the Excel file “CAM_IMU-30.09.2021 - Saldo IMU”	On Valuation In perpetuity	€163,830
Insurance	Provided by the Borrower in the Excel file “CAM_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€32,941
Property Management: 0.8% of Rental Value	CBRE estimate	On Valuation In perpetuity	€10,669
Maintenance: €4.83 per sq m	EY Capex Plan	12 Month from Valuation Date	€233,569
Rent Tax: 0.50% of Rental Value	CBRE Estimate	On Valuation In perpetuity	€11,533
Void Costs:	CBRE Estimate	On all voids	€14,497

TOTAL:			€467,039

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent lettings transactions and occupational demand for the region within which the subject property is located. The rental rates range between €46 and 50 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

	We consider the recent letting transaction in Oppeano as relevant, as the subject property presents similar characteristics, nevertheless slightly lower, considering the older construction year.

	Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:
		Unit	Assumption
	Warehouse Rental Value	EUR/ sq	46
	Office Rental Value	EUR/ sq	46

	We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAFFEI

When arriving in our opinion of yield, we have referred to the recent acquisition in the nearby area and made adjustment based on building characteristics and tenancy situation. We would consider the last transaction in Isola Rizza and Nogarole Rocca as the most relevant in terms of location.

The transaction in Nogarole Rocca included a development, therefore would expect the subject property to reflect a higher capital value, while the transaction in Isola Rizza included a better tenancy (longer WAULT and fully occupied) therefore we would expect the subject property to reflect a slightly lower capital value.

For the valuation of this asset, we adopted an Equivalent Yield of 5.49% (5.10% to the occupied portion and 5.80% to the vacant one), allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€30,120,000

(Thirty Million One Hundred Twenty Thousand Euro)

Our overall approach results in a blended capital rate per sq m of approx. €622.

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 6-9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 6-9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.10%, resulting in a total value of €25,600,000 equating to a capital rate of €529 per sq m.

ESTIMATED RE- INSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAFFEI

cost is estimated to be equal to €34,300,000, including demolition costs and fees, with an estimated blended construction rate of €595 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAFFEI

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENTAL RATE PER SQ M	RENT (P.A)	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Oppeano	3PL	Q1 2020	25,000	Confidential	6+6	—	45-50	Confidential	Similar
Oppeano	3PL	Q1 2020	7,841	BF Container Logistics SRL	6+6	—	46	360,686	Similar
Oppeano	3PL	Q2 2021	11,406	Consorzio Autotrasportatori Trans-Lusia	12+6	—	46.0	524,676	Similar
Oppeano	3PL	Q2 2021	28,000	Consorzio Seven	—	—	46.0	1,288,000	Similar
Oppeano	3PL	Q3 2021	9,037	Delma Group	—	—	46.0	415,702	Similar

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAFFEI

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Isola Rizza (VR)	Logistics	Q2 2019	7,000	—	308,000	4,250,000	—	607	Similar
Vigasio (VR)	Logistics	Q1 2020	23,600	8y	—	16,000,000	5.97	678	Superior
Chiari (BS)	Logistics	Q1 2020	68,000	>6y	—	64,000,000	6.40%	941	Superior
Vigasio (VR)	Distribution & Logistics (BTS - controlled temperature)	Q2 2020	12,000	15y	—	15,740,000	6.00%	1,312	Superior
Nogarole Rocca (VR)	Logistics	Q4 2020	51,000	—	—	28,815,000	—	565	Similar (Speculative development)
Isola Rizza (VR)	Logistics	Q3 2021	35,130	10.5y	—	34,000,000	5.25%	968	Similar

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_16 - Oppeano - Mazzanta BANK OF AMERICA EUROPE DAC 01-Oct-2021

Oppeano - Mazzanta - Via Mazzanta, Verona, 37050, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	10,240,000
Market Value (per sm)	647
Net Initial Yield	4.93%
Reversionary Yield	5.04%
Equivalent Yield	5.00%
Gross Income (p.a.)	747,657
Gross Income (p.a.) (per sm)	47
*Adj. Gross Income	747,657
Adj. Gross Income (per sm)	47
Net Income (p.a.)	522,022
Net Income (p.a.) (per sm)	33
Gross Rental Value	760,032
Gross Rental Value (per sm)	48
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-1.63%

KEY FACTS
Metric	Value
Total Area (sm)	15,834

WAULT to Expiry by Rent	9.09
WAULT to Expiry by ERV	9.09
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Giorgio Gori S.r.l. (DHL)	9.09	15,834	747,657	760,032	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	9.09	15,834	747,657	760,032	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	CAMELOT_16 - Oppeano - Mazzanta BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

OPPEANO MAZZANTA

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 10,240,000 (Ten Million Two Hundred Forty Thousand Euro)

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

PROPERTY REPORT

VIA MAZZANTA, OPPEANO

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	14/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good covenant strength of the current tenant	• Less appealing location compared to similar properties in the proximity of the SS434
• WAULT > 4 years

• Controlled-temperature storage

• Good provision of loading bays

• Clear height > 10m

• Well-maintained building

• Good parking provision

• Good accessibility to main Italian road infrastructure

• Good location in strong logistics market (Verona Logistics Market).

OPPORTUNITIES	THREATS
• Continued improvement in property market and strong demand for investments with good covenants. • Asset suitable for single and multi-tenant purpose (already split-up in two units).	• Increasing competition within the Verona Market • 100% income risk to a single tenant albeit a good covenant.

LOCATION & SITUATION

LOCATION	The subject property is located in the Municipality of Oppeano, a small town some 20 km south of Verona, in Northern Italy.

Oppeano is a small municipality with a total population of some 10,000 inhabitants where overall unemployment is quite low at 5.8% compared to the national average of 11.2% (Source: UrbiStat). The entire Province of Verona has a high level of economic and social development: a long-established industry, comprising almost all industry sectors, with a strong attitude for trading with other countries, a logistics platform among the most efficient in Europe and an infrastructure system capable of attracting both domestic and international investments.

The Oppeano industrial market is comprised within the greater Verona market, which is one of the most important logistics markets in Northern Italy.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

The subject property is located within the “Mazzantica” Locality, at the crossroad between Via Mazzanta and the SP51 (Via Aie), a minor provincial road. Main national and provincial roads include the SS12 Verona-Lucca (North-south direction) and the SP434 Transpolesana, which is a 4-lane artery road linking the A4 and the A13 motorways. The subject area is also served by some minor provincial roads (SP2, SP22, SP21, SP51) providing good accessibility to the area and connection with the nearby municipalities.

The A4 motorway is accessible from the subject property via the “Verona Sud” junction located at some 17 km, connecting from the South Verona Tangential Road, which runs parallel to the A4 motorway.

As for public transportation, while the “Valerio Catullo” Airport is the closest one (some 25 km away), the Buttapietra train station is only 8 km away, or else the Verona train station at 18 km away.

The Property, which is entirely fenced, has one vehicle/pedestrian entry on Via Mazzanta. The main front of the building faces east, where runs SP51 (Via Aie). The property occupies a regular-shaped lot, which is delimited to the east by the SP51 (Via Aie), to the south by Via Mazzanta, to the north by and agricultural field and to the west by another logistics building occupied by the same tenant (G. Gori).

The surrounding area is mainly comprised of flat agricultural lands, with a number of agricultural buildings. The “Vallese” industrial area is some 3 km from the subject Property. Key occupiers include Intimissimi, Unifreddo, Cab Log, STI.

The property benefits from a fairly good location considering its current use (distribution and storage facility), although less appealing with respect to similar properties located along the SS434.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is a single-level distribution facility comprising two adjacent warehouse units, set on a site extending to 30,252, sq m. The units were constructed in two different phases:

• 2002 construction of the first warehouse and

• 2008 expansion.

The property also includes some storage areas on a mezzanine floor, ancillary office spaces and an outbuilding (Electrical cabin, power generator and transformer room). Internally the building is used for both distribution and controlled-temperature storage.

The building has a reinforced concrete frame structure and a broadly flat roof (concrete beams or shed system according to the year of construction) with bituminous waterproof system. External walls consist of prefabricated concrete sandwich panels. The clear height ranges from 9.25 m to 10.45 m within the two warehouse units.

Lighting is from both fluorescent lamps and natural light provided by skylights /sheds installed on the roof. The building is provided with a forklift

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

battery-charge room, in the north-eastern corner of the building. The building is provided with 19 raised loading docks plus one vehicle entrances. The loading bays are all located on the eastern side of the building. The facility benefits from a good manoeuvring area and truck/car parking. The office spaces are used for the administration of the building. The spaces comprise a separate private room, a meeting room, toilets, a break area and technical rooms. The changing rooms are located on the ground floor, in a separate area within the warehouse. The offices include raised flooring and suspended ceiling with recessed lighting. PVC-framed windows are installed within the office area.

The distribution facility is served by:

• 19 raised loading docks (+ 1 vehicle entrance)

• Artificial lighting – suspended Fluorescent spotlights. Natural lighting – sheds and skylights in the roof

• A small cold storage cell

• External pressurization group serving the fire hydrants

• EFC smoke extractors and smoke sensors

• Portable extinguishers, hose reels and fire hydrants

• CCTV system

• HVAC system throughout the warehouse provided by 42 heat pumps (installed on the roof)

• MV/LV electrical transformer station (within a separate building)

The office facilities are served by:

• HVAC system (2 heat pumps installed on the roof) provided by fan-coil units

• Tiled/raised flooring and suspended ceilings

• Artificial (fluorescent lighting) and natural lighting

• A lift and a water-heater

Summary of known specification:

Characteristic	Result
Built / Renovation	2002 / 2008
Eaves Height	9.25 – 10.45m
No. of loading Doors	19
Loading Door Ratio (/1k sqm)	1,2
Floor loading	n/a
Cross-Dock	No.
Warehouse (% of GLA)	96%
Site Coverage Ratio	N.a.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA in the Tenancy Schedule provided by the Borrower (CAM_Tenancy Schedule 31.12.2021_F).

We cross-checked information provided by the Borrower against the SLP included within the Technical Due Diligence prepared by EY dated 12/11/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
GF	Warehouse	15,234
TOTAL		15,834
Site Area		30,252

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by EY dated 12/11/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition, we were provided by the Client with a CapEx budget (excel file “CAM_capex_30.09.2021_r”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by EY dated 19/11/2021.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

We did not adopt an immediate CapEx figure therefore a capital allowance, based on the information included within the Technical Due Diligence, of €156,099 (€9.86/sqm p.a.) starting from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with a Phase I Environmental Site Assessment prepared by EY and dated 5 November 2021 and no high risk issues have been detected.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

TENURE	According to the Technical Due Diligence Report prepared by EY and dated 12 November 2021 the Building results owned by Kryalos società di gestione del risparmio and the following easement/constraint affect the building:

• Deed rep. 43753 dated 29/05/1980 by which it was established for the building permit release, the non-aedificandi constraint for the warehouse construction on the plot of land equal to 35.000 sqm;

• Deed no. 170154 dated 16/07/2002 by which it was granted to ENEL Distribuzione SpA to install and maintain an electrical substation inside the building identified at Map 357, Sub 2;

• Deed no. 29284/20061 dated 18/07/2002 related to electroduct easement.

•   Deed no. 103038-25435 dated 19/12/2007 related to the transfer of the rights to built (diritti edificatory) for 450 sqm of covered area from Benaco Sviluppo Srl to Espansione 33 Srl; underground right of way for pipelines;

• Transcription note no. 901/707 dated 08/01/2008 concerning transfer of building rights;

• Transcription note no. 902/708 dated 08/01/2008 concerning power line easement;

• Transcription note no. 27853/16931 dated 13/07/2010 concerning buildability easement;

• Transcription note no. 18874/163254 dated 16/06/2014 concerning buildability easement;

• Mortgage dated 17/01/2018 no. 1955/298.

Furthermore we read that in the Title Deed rep. 103038/25435 dated 19/12/2007 is mentioned the following easement/right of way:

• Right of way between Sheet 16 Map. 379, 376, 380 and Sheet 16 Map. 357 for some drainage wells connected to each other by draining trenches.

TENANCY	We have been provided with a detailed tenancy schedule (CAM_Tenancy Schedule 31.12.2021_F). We cross-checked information provided by the Borrower against the Red Flag Report in the Project Camelot- Ideafimit Portfolio prepared By Legance Avvocati Associati dated 8 May 2017 and updated 30 November 2021 and with the Project Bianchi Legal Red Flag Report prepared by Clifford Chance and dated 17/11/2021.

In addition, we have been informed by Borrower that they are in the process of renewing the lease for 3 years at in-place rent.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Giorgio Gori S.r.l., a global 3PL operator - part of the DHL Group - specialized in the beverage industry (wine and spirits market).

Lease Length:	6+6 starting from 01/11/2018

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

Rent:	€747,657 p.a.

Rent Review:	100% ISTAT

Break Option:	BO on 31/10/2022 with 12 months prior notice; if exercised, the tenant shall pay a penalty equal to 2 months of rent

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Annual Amount
Letting Fees: 10% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	Not activated

TOTAL ON VALUATION			€0

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

Revenue Deductions:
Type & Calculation	Source	Effective	Annual Amount
Property Tax:	Provided by the Borrower in the Excel file “CAM_IMU-30.09.2021 - Saldo IMU”	On Valuation In perpetuity	€45,930
Insurance	Provided by the Borrower in the Excel file “CAM_premi assicurativi_30.09.2021”	On Valuation In perpetuity	€13,886
Rent Tax: 0.50% of Rental Value	CBRE estimate	On Valuation In perpetuity	€3,738
Property Management: 0.8% of Rental Value	CBRE estimate	On Valuation In perpetuity	€5,981
Maintenance: €9.86 per sq m	EY Capex Plan	From Valuation date	€156,099

TOTAL: ON VALUATION			€225,634

VALUATION METHODOLOGY – MARKET VALUE:	We have had regard to the most recent lettings transactions and occupational demand for the region within which the subject property is located. The rental rates range between €46 and €56 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

We have regarded the recent letting transaction in Oppeano as the relevant, as the subject property presents similar characteristics, nevertheless slightly above, considering the better state of repair and accessibility.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value (Temperature-controlled)	EUR/ sq	48
Office Rental Value	EUR/ sq	48

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

The property is currently 100% let to one tenant, which seems to be committed to the subject property and location. As we consider the current passing to be basically in line with our opinion of market rent, we deem the tenant to stay within the premises until the lease term in 2030.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

We consider the subject property to be in a good location within the Verona logistics market. At the same time, we consider the micro-location to be slightly inferior if compared to other logistics properties within the Oppeano area as the property is not comprised within any established industrial area or in proximity to major roadways. It is worth mentioning that the supply of new logistics space within the sub-market is increasing, especially within the immediate surroundings.
When arriving in our opinion of yield, we have referred to the recent acquisition in the nearby area and made adjustment based on building characteristics and tenancy situation. We would consider the last transaction in Isola Rizza and Nogarole Rocca as the most relevant in terms of location.

The transaction in Nogarole Rocca included a development, therefore would expect the subject property to reflect a higher capital value, while the transaction in Isola Rizza included a better tenancy (longer WAULT and fully occupied) therefore we would expect the subject property to reflect a lower capital value.

For the valuation of this asset we adopted an Equivalent Yield of 5.00% and allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€10,240,000

(Ten Million Two Hundred Forty Thousand Euro)

Our overall approach results in a blended capital rate per sq m of €647.

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3.00 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6%, resulting in a total value of €7,820,000 equating to a capital rate of €494 per sq m.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

ESTIMATED RE- INSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Ernst & Young and dated 25 November 2021 in which the total reinstatement cost is estimated to be equal to €11,200,000, including demolition costs and fees, with an estimated blended construction rate of €599 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENTAL RATE PER SQ M	RENT (P.A)	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Oppeano	3PL	Q1 2020	25,000	Confidential	6+6	—	45-50	Confidential	Similar
Oppeano	3PL	Q1 2020	7,841	BF Container Logistics SRL	6+6	—	46	360,686	Similar
Oppeano	3PL	Q4 2020	19,396	NI.VAL	6+6 14m RF	—	50 (headline)	973,679	Worse
Oppeano	3PL	Q2 2021	11,406	Consorzio Autotrasportatori Trans-Lusia	12+6	—	46.0	524,676	Similar
Oppeano	3PL	Q2 2021	28,000	Consorzio Seven	—	—	46.0	1,288,000	Similar
Oppeano	3PL	Q3 2021	9,037	Delma Group	—	—	46.0	415,702	Similar

ON BEHALF OF: BAML

PROPERTY NAME: OPPEANO MAZZANTA

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Isola Rizza (VR)	Logistics	Q2 2019	7,000	—	308,000	4,250,000	—	607	Worse
Vigasio (VR)	Logistics	Q1 2020	23,600	8y	—	16,000,000	5.97	678	Worse
Chiari (BS)	Logistics	Q1 2020	68,000	>6y	—	64,000,000	6.40%	941	Superior (New BTS)
Vigasio (VR)	Distribution & Logistics (BTS - controlled temperature)	Q2 2020	12,000	15y	—	15,740,000	6.00%	1,312	Superior (New BTS)
Nogarole Rocca (VR)	Logistics	Q4 2020	51,000	—	—	28,815,000	—	565	Worse (Speculative development)
Isola Rizza (VR)	Logistics	Q3 2021	35,130	10.5y	—	34,000,000	5.25%	968	Similar

Appendices

15

Appendix A Terms of Engagement Letter

Award Confirmation

XXXXX MRICS on behalf of CBRE Limited is hereby authorized to perform the following Statement of Work (SOW) as further defined herein, execution of which must comply with all terms and conditions of this Order and master service agreement(s) CW973025, CW1467282. Vendor acknowledges that this confirmation letter is a summary of select contract terms and conditions, which is provided for convenience. To view the complete agreement electronically accepted by Vendor, refer to Bank of America’s Commercial Valuation Services Information Management System.

Supplier: Statement of Work

VSIMS ID:	21-005293-APR-001	Service Requested: Appraisal (Order)

Project Description:	Camelot; Various Locations in Italy, LO, Milan, ITA

Borrower / Client:	xxxxx

Sourcing Manager:	xxxxx

Terms

Award Date	Delivery Due Date	Fee	Delivery Performance
10/01/2021	10/25/2021	EUR XXXXX	All deliveries due by 6 PM local time unless otherwise specified.

Time is of the essence. Review of all attachments and initial communication with identified project or property contacts must occur within five days of engagement. Liquidated damages may be assessed if the Statement of Work (SOW), including the delivery of all reports and requested data, is incomplete by the listed due date. Damages will be assessed at a rate of 5% of the negotiated fee for each day (cumulative) the SOW remains incomplete. Damages will not be imposed for delays resulting from circumstances beyond the appraiser’s control if timely notice is provided; such circumstances to be judged for their validity solely by the Sourcing Manager.

Service Definition

Product: International ; Appraisal Certification: Contracted Appraiser Must Sign

#	CUR	Premise	Interest	Allocations
1	EUR	Market Value As-Is	Freehold	Real Estate
Subject to Leases to End Tenants
2	EUR	Market Value Other	Freehold	Real Estate
Vacant Possession Value
3	EUR	Market Value As-Is	Freehold	Real Estate
ERV
4	EUR	Replacement Cost Value As-Is	Not Applicable	Real Estate
a/k/a Indicative Reinstatement Cost

Policies, Procedures, Other Terms and Conditions

1.

Draft report in 2 weeks (subject to data and inspection availability. Report to follow a week later. Scope of work to include current physical inspection and valuation of each asset. Investigate and report a land size for each property valued. Deliverable to include a single valuation report with market analyses and comparable evidence supporting the individual site/location valuations. A summary spreadsheet of physical data and valuation results is also requested. Standard liability cap to apply and contracted valuer must sign.

2.

APPRAISAL PROPERTY INSPECTIONS: In the event a complete inspection is not possible, the issue must be escalated to the CVS Sourcing Manager and approved prior to execution. Refer to the attached Appraisal Inspection Guidance document for information detailing acceptable alternate inspection practices.

3.

CERTIFICATION LANGUAGE: The valuation must include the EMEA-APAC Certification Language in the attached reference document (altered as relevant for prior services and to name those who provided signification valuation assistance).

4.

INVOICE: To expedite invoice processing the invoice must identify the address and work performed for all properties. Include the statement — FOREIGN SOURCE — to expedite processing and ensure the appropriate accounting rules are followed. If not included on the invoice, include a separate document listing your wire instructions in order to process the payment electronically.

5.

OTHER REQUIREMENTS: Appraisal reports must include: 1) Remaining economic life — 2) Exposure time — 3) Marketing time —4) Identification and support of the most probable buyer (investor or owner-user). If the most probable buyer is an investor, the valuation should include appropriate deductions and discounts for vacant, owner-occupied and owner-affiliate-occupied space (treat as vacant and available for lease) — 5) The Cost Approach should be employed for proposed construction, new construction (24 months old or less) or gut renovation unless waived by Commercial Appraisal Services (CAS) — 6) Reappraisals must explain differences in value for assignments completed for Bank of America within the last two years — 7) Review CAS Valuation Requirements prior to beginning an assignment and CAS Assignment Reminders prior to submitting assignment results.

6.

RELIANCE LANGUAGE: Include the following language in the Letter of Transmittal and the Intended Use Section of the report: “This report may be relied upon by Bank of America Europe DAC and its affiliates, successors and/or assigns; the selected Facility Agent, its successors and/or assigns; and the selected Security Agent, its successors and/or assigns, in connection with their respective consideration of the extension of credit related to the property and/or the beneficial ownership thereof (the “Loan Financing”). This information also may be relied upon by any actual or prospective purchaser, co-lender, participant, investor, transferee, assignee and servicer of the Loan Financing, any arranger of the Loan Financing and their assigns, any actual or prospective investor (including agents and advisors) in any securities evidencing a beneficial interest in, or backed by, the Loan Financing, any rating agencies actually or prospectively rating any such securities, any indenture trustee and any institutional provider(s) from time to time of any liquidity facility or credit support for such Loan Financing (together the “Beneficiaries”). A Beneficiary shall be permitted to rely on the report only on the condition that it acknowledges that the valuers shall not be liable to the Beneficiary for any special, indirect or consequential, damages and that the valuers’ total aggregate liability to all lenders, agents, Beneficiaries and any other third party who seeks to rely on the report (the “Aggregate Cap”) shall be limited to a sum not to exceed the lesser of 25% of the market value or twenty million pounds (20,000,000 GBP). Reliance by the Beneficiaries and any other third parties on the report shall constitute deemed acceptance of the above provisions in this paragraph and that any matters or disputes arising as a result shall be governed by English law and subject to the exclusive jurisdiction of the English courts. This report may be disclosed, without reliance, to any rating agency in connection with a Securitization.”

7.	Submission of the Argus Enterprise data file is required when Argus-based DCF analysis is part of the appraisal.

Documents (document content must be downloaded from VSIMS)

SOW-specific Reference Documents

1.	EMEA-APAC_CERTIFICATION_LANGUAGE_09012017_082842.docx

2.	Appraisal_Assignment_Reminders_20210106_133337833474.pdf

3.	APPRAISAL_INSPECTION_GUIDANCE_20200317_2204496672cf.pdf

4.	xxxxx_EMEA-APAC_Valuation_Requirements_20210212_20210217_07563345732a.pdf

Project-specific Documents

1.	Miscellaneous (APR) Camelot_Asset_List_for_Bidding_20210916_1450373574be.xlsx

Addressee and Distribution Instructions

Report Distribution	Name	Address	Comments
Addressee and Intended User	xxxxx	xxxxx	xxxxx

Global Project Contact(s) (optional contacts listed where applicable)

N/A

Prop #	Property Description
001	Various Locations in Italy (Site Owner:xxxxx) Property Type: Industrial Warehouse-Distribution Warehouse; Tax Parcel ID(s): Multiple Contact(s): xxxxx

Appendix B Valuation Schedule

17

PORTFOLIO: ON BEHALF OF: VALUATION DATE:	Camelot BANK OF AMERICA EUROPE DAC 01/10/2021

PORTFOLIO VALUATION SUMMARY

Property Name	Prop ID	Address	Currency	Area Unit	Total Area	Percentage of Vacancy (ERV)	WAULT to Expiry by ERV	WAULT to Expiry by Rent	Net Income (p.a.)	Gross Income (p.a.)	G.R. + R.F.	Gross Rental Value	Market Value (EUR)	Net Initial Yield	Equivalent Yield	Reversionary Yield	Gross Market Value	Capital Expenditure	Market Value (01/10/2021)	Special Assumption (VPV)	Special Assumption SPV (0.75%)
ITALY
Massalengo	CAMELOT_01	23, Strada Provinciale, Massalengo, 26815, Italy	EUR	sq m	63,427	0.00%	3.58	3.81	3,856,249	4,271,922	4,271,922	4,108,380	63,610,000	5.86%	5.10%	5.47%	71,832,927	-6,000,000	63,610,000	45,960,000	65,342,856
Marzano	CAMELOT_02	128, Strada Provinciale, Marzano, 27010, Italy	EUR	sq m	24,187	0.00%	7.34	7.34	1,135,586	1,303,654	1,303,654	1,467,600	22,400,000	4.90%	5.05%	5.20%	23,514,230	-332,000	22,400,000	16,850,000	23,009,658
Bologna I	CAMELOT_04	7,Via Pradazzo, Calderara di Reno, 40012, Italy	EUR	sq m	54,850	0.00%	5.01	5.20	2,467,993	2,785,631	2,951,671	3,091,815	44,320,000	5.38%	5.12%	5.36%	46,059,611	-192,092	44,320,000	35,310,000	45,526,073
Bologna II	CAMELOT_05	5,Via Pradazzo, Calderara di Reno, 40012, Italy	EUR	sq m	18,251	0.00%	8.22	8.22	612,614	744,286	744,286	821,295	9,930,000	5.96%	5.00%	5.26%	10,574,911	-300,000	9,930,000	7,450,000	10,198,423
Bologna III	CAMELOT_06	5,Via Pradazzo, Calderara di Reno, 40012, Italy	EUR	sq m	22,654	1.32%	6.42	4.31	569,616	926,259	1,777,482	1,178,008	14,970,000	3.68%	5.00%	5.28%	15,497,472	-1,560	14,970,000	10,670,000	15,380,558
Veronella	CAMELOT_10	Via Galileo Galilei, Verona, 37040, Italy	EUR	sq m	14,300	54.73%	12.00	12.00	-66,967	0	288,000	629,200	8,190,000	-0.79%	5.11%	5.45%	8,607,219	-134,434	8,190,000	6,740,000	8,409,712
Cornaredo	CAMELOT_12	Via Monzoro, Milan, 20010, Italy	EUR	sq m	14,940	16.02%	5.01	5.01	183,300	454,566	454,566	591,030	6,180,000	2.88%	4.50%	4.99%	6,370,468	0	6,180,000	4,400,000	6,323,045
Cameri	CAMELOT_13	Via Montimperiale, Milan, 28062, Italy	EUR	sq m	52,625	0.00%	2.92	2.92	1,674,112	2,257,673	2,257,673	2,368,100	34,120,000	4.74%	5.00%	5.05%	35,312,157	0	34,120,000	25,730,000	35,049,287
Oppeano - Busoni	CAMELOT_14	Via Marco Biagi, Verona, 37050, Italy	EUR	sq m	44,455	0.00%	7.33	7.35	1,396,706	1,593,351	1,593,351	1,962,795	26,790,000	5.06%	5.10%	5.47%	27,693,555	-99,000	26,790,000	22,090,000	27,389,136
Oppeano -Maffei	CAMELOT_15	Via Spinetti, Verona, 37050, Italy	EUR	sq m	48,389	59.92%	11.01	11.01	770,072	973,000	973,000	2,225,894	30,120,000	2.47%	5.49%	5.73%	31,502,595	-332,868	30,120,000	25,600,000	30,937,694
Oppeano - Mazzanta	CAMELOT_16	Via Mazzanta, Verona, 37050, Italy	EUR	sq m	15,834	0.00%	9.09	9.09	522,022	747,657	747,657	760,032	10,240,000	4.93%	5.00%	5.04%	10,597,277	0	10,240,000	7,820,000	10,518,389

Italy: Sub-Total		—	EUR	sm	373,912	9.31%	5.69	5.56	13,121,304	16,057,999	17,363,262	19,204,149	270,870,000	4.68%	5.10%	5.36%	287,562,422	-7,391,954	270,870,000	208,620,000	278,085,000

TOTAL		—	EUR	sq m	373,912	9.31%	5.69	5.56	13,121,304	16,057,999	17,363,262	19,204,149	270,870,000	4.68%	5.10%	5.36%	287,562,422	-7,391,954	270,870,000	208,620,000	278,085,000

Appendix C Valuation Printouts

18

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Massalengo, 23 Strada Provinciale
External ID	CAMELOT_01

Gross Valuation		71,832,927
Capital Costs		-6,000,000
Net Value Before Fees		65,832,927

Less Stamp Duty	@2.00% Net Sale Price	1,272,134
Agents Fee	@1.00% Net Sale Price	636,067
Legal Fee	@0.50% Net Sale Price	318,033

Net Valuation		63,606,693
Say		63,610,000

Equivalent Yield		5.1%	True Equivalent Yield	5.2692%
Initial Yield (Valuation Rent)		5.8576%	Initial Yield (Contracted Rent)	5.8576%
Reversion Yield		5.4679%

Total Valuation Rent		4,271,922	Total Contracted Rent	4,271,922
Total Rental Value		4,108,380	Number of Tenants	9
Capital Value Per Area		1,003

Running Yields
Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	4,271,922	-415,673	0	3,856,249	5.8576%	6.0785%
30/09/2022	4,064,887	-412,982	0	3,651,905	5.5472%	5.7450%
01/10/2022	4,122,684	-413,733	0	3,708,951	5.6339%	5.8380%
01/03/2023	4,274,003	-415,700	0	3,858,303	5.8607%	6.0819%
01/09/2023	4,229,489	-415,121	0	3,814,368	5.7940%	6.0101%
01/10/2023	4,229,489	-510,262	0	3,719,227	5.6495%	5.8548%
01/01/2026	4,287,899	-511,021	0	3,776,878	5.7371%	5.9488%
01/11/2030	4,239,566	-510,393	0	3,729,173	5.6646%	5.8710%
01/01/2032	4,032,658	-507,703	0	3,524,955	5.3544%	5.5385%
01/01/2034	4,108,380	-508,687	0	3,599,693	5.4679%	5.6600%

Yields Based On	Net Value + Acq.Costs

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Tenants
Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Carrefour GS S.p.a.	Wareho	11 -1		28/02/2023	Cold/Froz en Storage	Hardcore(5.1%)	1,549,281	1,549,281	1,700,600	29,153,046	4.7972%	4.7972%	5.1000%	5.1111%
Carrefour GS S.p.a.	Wareho	11 - 2		29/09/2022	Cold/Froz en Storage	Hardcore(5.1%)	581,265	581,265	374,230	6,632,760	7.9108%	7.9108%	5.1000%	4.9436%
AF Logistics	Wareho	11 - 3		31/12/2031	Warehous e/Office	Hardcore(5.1%)	753,387	753,387	546,480	10,861,426	6.2614%	6.2614%	5.1000%	4.4084%
AF Logistics	Wareho	11 - 4		31/12/2031	Warehous e/Office	Hardcore(5.1%)	911	911	910	15,704	5.2365%	5.2365%	5.1000%	5.0771%
Svat S.p.a.	Wareho	11 - 5		30/09/2022	Cold/Froz en Storage	Hardcore(5.1%)	543,693	543,693	601,490	10,325,976	4.7530%	4.7530%	5.1000%	5.1038%
Svat S.p.a.	Wareho	11 - 6		31/12/2033	Cold/Froz en Storage	Hardcore(5.1%)	62,708	62,708	138,430	1,789,020	3.1641%	3.1641%	5.1000%	6.7797%
Havi Logistics S.r.l.	Wareho	11 - 7		31/12/2025	Cold/Froz en Storage	Hardcore(5.1%)	68,990	68,990	127,400	2,003,262	3.1088%	3.1088%	5.1000%	5.5722%
Havi Logistics S.r.l.	Wareho	11 - 8		31/08/2023	Cold/Froz en Storage	Hardcore(5.1%)	389,064	389,064	344,550	6,015,034	5.8388%	5.8388%	5.1000%	5.0189%
Havi Logistics S.r.l.	Wareho	11 - 9		31/10/2030	Cold/Froz en Storage	Hardcore(5.1%)	322,623	322,623	274,290	5,036,698	5.7822%	5.7822%	5.1000%	4.7715%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property
Address	Marzano, 128 Strada Provinciale
External ID	CAMELOT_02

Gross Valuation		23,514,230
Capital Costs		-332,000
Net Value Before Fees		23,182,230

Less Stamp Duty	@2.00% Net Sale Price	447,966
Agents Fee	@1.00% Net Sale Price	223,983
Legal Fee	@0.50% Net Sale Price	111,991

Net Valuation		22,398,290
Say		22,400,000

Equivalent Yield		5.05%	True Equivalent Yield	5.211%
Initial Yield (Valuation Rent)		4.8985%	Initial Yield (Contracted Rent)	4.8985%
Reversion Yield		5.198%

Total Valuation Rent		1,303,654	Total Contracted Rent	1,303,654
Total Rental Value		1,467,600	Number of Tenants	1
Capital Value Per Area		926

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	1,303,654	-168,068	0	1,135,586	4.8985%	5.0522%
01/11/2021	0	-151,120	0	-151,120	-0.6519%	-0.6492%
01/03/2022	1,475,407	-170,300	0	1,305,107	5.6298%	5.8336%
01/10/2022	1,475,407	-262,695	0	1,212,712	5.2312%	5.4068%
01/02/2029	1,467,600	-262,593	0	1,205,007	5.1980%	5.3713%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method		Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Marr S.p.a.	Wareho	12 - 1		31/01/2029	Group 1	Hardcore	(5.05%)	1,303,654	1,303,654	1,467,600	23,514,230	4.8294%	4.8294%	5.0500%	5.1246%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property
Address	Bologna I, 7 Via Pradazzo
External ID	CAMELOT_04

Gross Valuation		46,059,611
Capital Costs		-192,092
Net Value Before Fees		45,867,519

Less Stamp Duty	@2.00% Net Sale Price	886,329
Agents Fee	@1.00% Net Sale Price	443,164
Legal Fee	@0.50% Net Sale Price	221,582

Net Valuation		44,316,443
Say		44,320,000

Equivalent Yield		5.1235%	True Equivalent Yield	5.2856%
Initial Yield (Valuation Rent)		5.3807%	Initial Yield (Contracted Rent)	5.3807%
Reversion Yield		5.3571%

Total Valuation Rent		2,785,631	Total Contracted Rent	2,785,631
Total Rental Value		3,091,815	Number of Tenants	11
Capital Value Per Area		808

Running Yields
Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	2,785,631	-317,638	0	2,467,993	5.3807%	5.5666%
01/12/2021	2,791,631	-317,716	0	2,473,915	5.3936%	5.5804%
31/12/2021	2,769,381	-317,427	0	2,451,954	5.3457%	5.5292%
01/01/2022	2,935,421	-319,585	0	2,615,836	5.7030%	5.9122%
01/06/2022	2,769,381	-317,427	0	2,451,954	5.3457%	5.5292%
01/10/2022	1,325,305	-626,776	0	698,529	1.5229%	1.5375%
01/01/2023	1,491,345	-628,934	0	862,411	1.8802%	1.9025%
07/01/2023	1,492,029	-628,943	0	863,086	1.8817%	1.9040%
01/07/2023	1,492,029	-613,838	0	878,191	1.9146%	1.9378%
01/08/2023	1,033,479	-607,877	0	425,602	0.9279%	0.9333%
01/10/2023	1,492,029	-613,838	0	878,191	1.9146%	1.9378%
01/01/2024	3,062,949	-634,260	0	2,428,689	5.2950%	5.4750%
07/01/2024	3,064,699	-634,283	0	2,430,416	5.2988%	5.4790%
31/03/2027	3,066,559	-634,307	0	2,432,252	5.3028%	5.4833%
01/01/2028	3,073,731	-634,401	0	2,439,330	5.3182%	5.4998%
01/04/2030	3,119,564	-634,996	0	2,484,568	5.4168%	5.6053%
01/05/2030	3,124,155	-635,056	0	2,489,099	5.4267%	5.6159%
01/11/2030	3,121,015	-635,015	0	2,486,000	5.4200%	5.6087%
07/01/2031	3,119,165	-634,991	0	2,484,174	5.4160%	5.6044%
01/08/2031	3,122,615	-635,036	0	2,487,579	5.4234%	5.6123%
01/12/2031	3,102,415	-634,773	0	2,467,642	5.3799%	5.5658%
01/09/2033	3,091,815	-634,636	0	2,457,179	5.3571%	5.5414%

Yields Based On	Net Value + Acq.Costs

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Jas	Office	14 - 2		30/11/2031	Medium (walt 1st)	Hardcore(5%)	66,000	66,000	51,800	953,936	6.1298%	6.1298%	5.0000%	4.3155%

Polytrading	Office	14 - 3		30/12/2021	Medium (walt 1st)	Hardcore(5%)	36,000	36,000	13,750	224,339	14.2174%	14.2174%	5.0000%	4.8710%

Pausalavoro di Cosc	Restau	14 - 9		06/01/2031	Medium (walt 1st)	Hardcore(5%)	19,566	19,566	20,150	329,004	5.2689%	5.2689%	5.0000%	4.8674%

Palletways Italia S.p	Wareho	14 - 1		30/09/2022	Palletways	Hardcore(5.25%)	1,444,076	1,444,076	1,570,920	22,028,287	5.8080%	5.8080%	5.2500%	5.6676%

Mayekawa Italia S.r.l	Wareho	14 - 4		31/12/2027	Medium (walt 1st)	Hardcore(5%)	146,828	146,828	154,000	2,429,879	5.3536%	5.3536%	5.0000%	5.0369%

Mi Food Srl (prev Off	Wareho	14 - 5		31/08/2033	Medium (walt 1st)	Hardcore(5%)	0	0	155,440	2,446,749	0.0000%	-0.7388%	5.0000%	5.0489%

NCV S.c.a.r.l.	Wareho	14 - 6		31/07/2031	Medium (walt 1st)	Hardcore(5%)	458,550	458,550	462,000	7,308,011	5.5591%	5.5591%	5.0000%	5.0242%

BPS	Wareho	14 - 7		30/04/2030	Medium (walt 1st)	Hardcore(5%)	60,949	60,949	65,540	1,021,786	5.2848%	5.2848%	5.0000%	5.0976%

BCUBE	Wareho	14 - 8		31/10/2030	Medium (walt 1st)	Hardcore(5%)	164,380	164,380	161,240	2,594,207	5.6139%	5.6139%	5.0000%	4.9396%

Italiansped	Wareho	14 - 10		31/03/2030	Medium (walt 1st)	Hardcore(5%)	375,742	375,742	421,575	6,484,479	5.1338%	5.1338%	5.0000%	5.1668%

ISSV	Wareho	14 - 11		30/03/2027	Medium (walt 1st)	Hardcore(5%)	13,540	13,540	15,400	238,935	5.0206%	5.0206%	5.0000%	5.1223%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property
Address	Bologna II, 5 Via Pradazzo
External ID	CAMELOT_05

Gross Valuation		10,574,911
Capital Costs		-300,000
Net Value Before Fees		10,274,911

Less Stamp Duty	@2.00% Net Sale Price	198,549
Agents Fee	@1.00% Net Sale Price	99,274
Legal Fee	@0.50% Net Sale Price	49,637

Net Valuation		9,927,450
Say		9,930,000

Equivalent Yield		5%	True Equivalent Yield	5.158%
Initial Yield (Valuation Rent)		5.9622%	Initial Yield (Contracted Rent)	5.9622%
Reversion Yield		5.2558%

Total Valuation Rent		744,286	Total Contracted Rent	744,286
Total Rental Value		821,295	Number of Tenants	1
Capital Value Per Area		544

Running Yields
Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	744,286	-131,672	0	612,614	5.9622%	6.1912%
01/10/2023	744,286	-280,261	0	464,025	4.5161%	4.6465%
19/12/2029	821,295	-281,262	0	540,033	5.2558%	5.4331%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method		Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
AF Logistics	Wareho	15 - 1		18/12/2029	Group 1	Hardcore	(5%)	744,286	744,286	821,295	10,574,911	5.7931%	5.7931%	5.0000%	5.1067%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property
Address	Bologna III, 5 Via Pradazzo
External ID	CAMELOT_06

Gross Valuation		15,497,472
Capital Costs		-1,560
Net Value Before Fees		15,495,912

Less Stamp Duty	@2.00% Net Sale Price	299,438
Agents Fee	@1.00% Net Sale Price	149,719
Legal Fee	@0.50% Net Sale Price	74,859

Net Valuation		14,971,896
Say		14,970,000

Equivalent Yield		5%	True Equivalent Yield	5.1519%
Initial Yield (Valuation Rent)		3.6759%	Initial Yield (Contracted Rent)	3.6759%
Reversion Yield		5.2784%

Total Valuation Rent		926,259	Total Contracted Rent	926,259
Total Rental Value		1,178,008	Number of Tenants	4
Capital Value Per Area		2,036

Running Yields
Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	926,259	-356,643	0	569,616	3.6759%	3.7619%
01/01/2022	331,134	-348,906	0	-17,772	-0.1147%	-0.1146%
01/02/2022	331,134	-349,056	0	-17,922	-0.1157%	-0.1156%
01/01/2023	1,182,357	-360,122	0	822,235	5.3061%	5.4869%
01/02/2028	1,126,734	-359,399	0	767,335	4.9519%	5.1090%
01/01/2029	1,178,008	-360,066	0	817,942	5.2784%	5.4573%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Polyform LA		361		31/12/2021	Group 1	Hardcore(5%)	595,125	595,125	0	88,739	412.4238%	412.4238%	5.0000%	0.0000%

Rhenus Cesped	Wareho	16 - 1		31/12/2028	Group 1	Hardcore(5%)	331,134	331,134	382,408	5,081,138	4.0077%	4.0077%	5.0000%	5.2266%

Rhenus New	Wareho	16 - 2		31/01/2028	Group 1	Hardcore(5%)	0	0	780,000	10,194,888	0.0000%	-2.4318%	5.0000%	5.3133%

Structural vacancy	Wareho	352		31/01/2034	Group 1	Hardcore(5%)	0	0	15,600	132,708	0.0000%	-3.5367%	5.0000%	8.0506%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Veronella, Via Galileo Galilei
External ID	CAMELOT_10

Gross Valuation		8,607,219
Capital Costs		-134,434
Net Value Before Fees		8,472,785

Less Stamp Duty	@2.00% Net Sale Price	163,725
Agents Fee	@1.00% Net Sale Price	81,863
Legal Fee	@0.50% Net Sale Price	40,931

Net Valuation		8,186,266
Say		8,190,000

Equivalent Yield		5.1075%	True Equivalent Yield	5.2668%
Initial Yield (Valuation Rent)		-0.7904%	Initial Yield (Contracted Rent)	-0.7904%
Reversion Yield		5.4462%

Total Valuation Rent		0	Total Contracted Rent	0
Total Rental Value		629,200	Number of Tenants	2
Capital Value Per Area		573

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	0	-66,967	0	-66,967	-0.7904%	-0.7865%
06/12/2021	344,344	-67,530	0	276,814	3.2671%	3.3349%
29/05/2022	632,344	-71,274	0	561,070	6.6220%	6.9054%
29/09/2022	344,344	-67,530	0	276,814	3.2671%	3.3349%
01/10/2022	344,344	-164,055	0	180,289	2.1279%	2.1565%
06/12/2022	0	-159,579	0	-159,579	-1.8834%	-1.8615%
29/04/2023	288,000	-163,323	0	124,677	1.4715%	1.4851%
06/06/2023	632,340	-167,799	0	464,541	5.4827%	5.6759%
29/09/2033	629,200	-167,759	0	461,441	5.4462%	5.6367%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
LIDL Italia S.r.l.	(pre Wareho	5 - 1		28/09/2033	Group 1	Hardcore(5%)	0	0	284,860	3,947,588	0.0000%	-0.8223%	5.0000%	5.2921%

DL Servizi Industriali	Wareho	5 - 1		05/12/2022	Short lease	Hardcore(5.2%)	0	0	344,340	4,659,631	0.0000%	-1.4372%	5.2000%	5.4195%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Cornaredo, Via Monzoro
External ID	CAMELOT_12

Gross Valuation		6,370,468
Capital Costs		0
Net Value Before Fees		6,370,468

Less Stamp Duty	@2.00% Net Sale Price	123,698
Agents Fee	@0.25% Net Sale Price	15,462
Legal Fee	@0.75% Net Sale Price	46,387

Net Valuation		6,184,920
Say		6,180,000

Equivalent Yield		4.5%	True Equivalent Yield	4.6179%
Initial Yield (Valuation Rent)		2.8773%	Initial Yield (Contracted Rent)	2.8773%
Reversion Yield		4.9916%

Total Valuation Rent		454,566	Total Contracted Rent	454,566
Total Rental Value		591,030	Number of Tenants	5
Capital Value Per Area		498

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	454,566	-271,266	0	183,300	2.8773%	2.9298%
01/06/2027	496,350	-271,810	0	224,540	3.5247%	3.6037%
01/12/2027	591,030	-273,040	0	317,990	4.9916%	5.1513%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Vacant office	Office	139		31/05/2033	Cornaredo	Hardcore(4.5%)	0	0	94,680	846,496	0.0000%	-5.1438%	4.5000%	6.0178%
Vacant Parking	Parkin	86		30/09/2027	Cornaredo	Hardcore(4.5%)	0	0	0	0	0.0000%	0.0000%	0.0000%	0.0000%
Vacant Tech Spaces	Tech S	402		30/09/2027	Cornaredo	Hardcore(4.5%)	0	0	0	0	0.0000%	0.0000%	0.0000%	0.0000%
Arcese Trasporti SpA	Wareho	78		31/05/2027	Cornaredo	Hardcore(4.5%)	225,799	225,799	246,555	2,743,956	3.3183%	3.3183%	4.5000%	4.8344%
Arcese Trasporti SpA	Wareho	134		31/05/2027	Cornaredo	Hardcore(4.5%)	228,767	228,767	249,795	2,780,016	3.3183%	3.3183%	4.5000%	4.8344%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Cameri, Via Montimperiale
External ID	CAMELOT_13

Gross Valuation		35,312,157
Capital Costs		0
Net Value Before Fees		35,312,157

Less Stamp Duty	@2.00% Net Sale Price	682,361
Agents Fee	@1.00% Net Sale Price	341,180
Legal Fee	@0.50% Net Sale Price	170,590

Net Valuation		34,118,026
Say		34,120,000

Equivalent Yield		5%	True Equivalent Yield	5.1587%
Initial Yield (Valuation Rent)		4.7409%	Initial Yield (Contracted Rent)	4.7409%
Reversion Yield		5.0495%

Total Valuation Rent		2,257,673	Total Contracted Rent	2,257,673
Total Rental Value		2,368,100	Number of Tenants	1
Capital Value Per Area		648

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	2,257,673	-583,561	0	1,674,112	4.7409%	4.8848%
01/09/2022	2,223,041	-583,111	0	1,639,930	4.6441%	4.7821%
01/09/2024	2,368,100	-584,996	0	1,783,104	5.0495%	5.2130%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Kuehne + Nagel S.r.l	Wareho	10 - 1		31/08/2024	Group 1	Hardcore(5%)	2,257,673	2,257,673	2,368,100	35,312,157	4.7409%	4.7409%	5.0000%	5.0495%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Oppeano - Busoni, Via Marco Biagi
External ID	CAMELOT_14

Gross Valuation		27,693,555
Capital Costs		-99,000
Net Value Before Fees		27,594,555

Less Stamp Duty	@2.00% Net Sale Price	535,817
Agents Fee	@0.25% Net Sale Price	66,977
Legal Fee	@0.75% Net Sale Price	200,931

Net Valuation		26,790,830
Say		26,790,000

Equivalent Yield		5.1%	True Equivalent Yield	5.2576%
Initial Yield (Valuation Rent)		5.0615%	Initial Yield (Contracted Rent)	5.0615%
Reversion Yield		5.4727%

Total Valuation Rent		1,593,351	Total Contracted Rent	1,593,351
Total Rental Value		1,962,795	Number of Tenants	2
Capital Value Per Area		603

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	1,593,351	-196,645	0	1,396,706	5.0615%	5.2258%
01/10/2022	1,593,351	-447,815	0	1,145,536	4.1513%	4.2613%
01/12/2028	1,929,913	-452,191	0	1,477,722	5.3551%	5.5393%
01/07/2029	1,962,795	-452,618	0	1,510,177	5.4727%	5.6652%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Posco ITPC S.p.a.	Wareho	8 - 1		30/06/2029	Group 1	Hardcore(5.1%)	494,638	494,638	527,520	7,726,370	5.6118%	5.6118%	5.1000%	5.2531%

Cab-Log S.r.l.	Wareho	8 - 2		30/11/2028	Group 1	Hardcore(5.1%)	1,098,713	1,098,713	1,435,275	19,967,185	4.8235%	4.8235%	5.1000%	5.5306%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Oppeano - Maffei, Via Spinetti
External ID	CAMELOT_15

Gross Valuation		31,502,595
Capital Costs		-332,868
Net Value Before Fees		31,169,727

Less Stamp Duty	@2.00% Net Sale Price	602,314
Agents Fee	@1.00% Net Sale Price	301,157
Legal Fee	@0.50% Net Sale Price	150,578

Net Valuation		30,115,678
Say		30,120,000

Equivalent Yield		5.4941%	True Equivalent Yield	5.6812%
Initial Yield (Valuation Rent)		2.4706%	Initial Yield (Contracted Rent)	2.4706%
Reversion Yield		5.733%

Total Valuation Rent		973,000	Total Contracted Rent	973,000
Total Rental Value		2,225,894	Number of Tenants	2
Capital Value Per Area		622

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	973,000	-202,929	0	770,072	2.4706%	2.5092%
01/04/2022	973,000	-188,432	0	784,568	2.5171%	2.5572%
01/07/2022	0	-183,567	0	-183,567	-0.5889%	-0.5868%
01/10/2022	2,306,678	-439,339	0	1,867,339	5.9909%	6.2221%
01/07/2023	1,333,678	-434,474	0	899,204	2.8849%	2.9376%
01/10/2023	2,306,678	-439,339	0	1,867,339	5.9909%	6.2221%
01/07/2024	1,333,678	-434,474	0	899,204	2.8849%	2.9376%
01/10/2024	2,306,678	-439,339	0	1,867,339	5.9909%	6.2221%
01/10/2032	2,225,894	-438,935	0	1,786,959	5.7330%	5.9445%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Vacant	Wareho	7 - 1		31/03/2028	Vacant	Hardcore(5.8%)	0	0	1,333,678	17,239,843	0.0000%	-0.6997%	5.8000%	6.1857%

NI.VAL	Wareho	7 - 2		30/09/2032	Group 1	Hardcore(5.1%)	973,000	973,000	892,216	14,262,752	6.2450%	6.2450%	5.1000%	5.0520%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Oppeano - Mazzanta, Via Mazzanta
External ID	CAMELOT_16

Gross Valuation		10,597,277
Capital Costs		0
Net Value Before Fees		10,597,277

Less Stamp Duty	@2.00% Net Sale Price	204,778
Agents Fee	@1.00% Net Sale Price	102,389
Legal Fee	@0.50% Net Sale Price	51,195

Net Valuation		10,238,915
Say		10,240,000

Equivalent Yield		5%	True Equivalent Yield	5.1592%
Initial Yield (Valuation Rent)		4.926%	Initial Yield (Contracted Rent)	4.926%
Reversion Yield		5.0413%

Total Valuation Rent		747,657	Total Contracted Rent	747,657
Total Rental Value		760,032	Number of Tenants	1
Capital Value Per Area		647

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	747,657	-225,635	0	522,022	4.9260%	5.0815%
01/11/2030	760,032	-225,795	0	534,237	5.0413%	5.2042%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Giorgio Gori S.r.l.	(D Wareho	9 - 1		31/10/2030	Group 1	Hardcore(5%)	747,657	747,657	760,032	10,597,277	4.9260%	4.9260%	5.0000%	5.0413%

Appendix D Market Research

19

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

MARKET COMMENTARY

MACRO-ECONOMIC OVERVIEW - ITALY

In the first months of the year, the international scenario was characterised by a recovery in world trade and a progressive improvement in production, albeit with heterogeneous timing and rhythms between countries. In the first quarter of 2021, the gross domestic product expressed in chain-linked values with the reference year 2015, corrected for calendar effects and seasonally adjusted, increased by 0.1% compared to the previous quarter and decreased by 0.8% compared to the first (source Istat).

The perspectives for the Italian economy remain particularly positive and are confirmed by the strong recovery in consumer and business confidence. In June, there was a marked increase in consumer confidence for all components. The index of business confidence in June increased for the seventh consecutive month in manufacturing and, above all, in services. In the period from March to May, the level of industrial production has also increased compared to the previous three months (source Istat).

In the labour market, the signs of improvement in employment have strengthened, mainly driven by fixed-term employment, with a gradual reduction in the share of inactive persons and a marginal unemployment decline (source Istat).

The consumer confidence index increased again in September after a slight drop in August, reaching its highest level of the past decade at 119.6 points, thanks to an improved view of the economic situation. The retail business confidence index decreased to 106.8 points in August but remained in line with the 2019 average. The August 2021 retail sales figures show a positive trend, driven by non-food products.

Consumer confidence and retail sales

Source: ISTAT, 2021

For Italy, sustained GDP growth is expected both in 2021 (+ 4.7%) and in 2022 (+ 4.4%) (source Istat). This scenario includes the effects of the progressive introduction of the interventions envisaged by the National Recovery and Resilience Plan (PNRR).

Even according to the Bank of Italy, the growth of the Italian economy is expected to strengthen decisively in the second half of 2021, reaching around 5% according to the latest forecasts (July 2021), and would continue at a high pace over the next two years. Pre-pandemic activity levels would be recovered within the next year. Oxford Economics also comes in with similar forecasts.

The medium-term forecasts give hope for a combination of macroeconomic circumstances unique in Italian history in the last 50 years (low interest rates despite very strong growth, with monetary and fiscal policies both tuned to strong expansion throughout 2022). The Bank of Italy assumes that the overall budget policies will help raise the level of GDP by about 4 percentage points in the three-year forecast. Half of this impact on growth can be applied to the effects of the PNRR.

MARKET COMMENTARY	2	C

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

The consolidation of the Draghi government until 2023 and the completion of the initial implementation phase of the PNRR and relative reforms would have the effect of more than doubling the potential growth rate (therefore net of short-term fluctuations), helping to mitigate the Italian structural problem of low growth. Potential growth would in fact go from 0.6% pre-pandemic to 1.4% (Ministry of the Economy), therefore with significant long- term effects on the Italian economy and on sectors, such as the CRE, which are highly dependent on economic growth.

GDP evolution in Italy (cyclic variation) and annual projections

Source: Istat. Forecasts: Oxford Economics

MARKET COMMENTARY	3	C

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ITALIAN LOGISTICS MARKET

OVERVIEW

The logistics market in Italy has evolved considerably over the last decade or so. As demand for high quality logistics space has developed over this period, this sub sector has become increasingly distinct from the industrial buildings market, with the former accommodating major companies seeking strategic hubs for their operations, and the latter accommodating companies with a stronger emphasis on production.

In our view, prime logistics stock consists of buildings which are well located, of modern specifications, have internal floor-to-ceiling heights of at least 10m, have ample raised loading bay provision (1 loading dock to <1,000 sqm, preferably 1 to every 800 sqm) and office accommodation of a high standard (preferably less than 5% of the total floor area). In addition, we consider Class A properties to have a yard depth of at least 35m and a site coverage ratio of less than 50%.

Source: CBRE Research

Market factors determine that prime locations for logistics buildings are those which are near both major road routes and the main distribution markets in the Country.

Of all of the logistics stock in Italy, we estimate that around 70% of this is located in the north west of the country, with around 15% located in the north east, 10% in the centre, and 5% in the south. This reflects the fact that the North accounts for the majority of economic activity in Italy, but also that the north benefits from being geographically closer to the rest of Europe.

Further information on the main logistics markets in the north are provided below, but we consider that the prime logistics nodes are situated around the following cities: Milan (with Piacenza being a part of the Milan’s logistics market), Verona, Bologna, Naples and Rome. Prime regional markets are Turin and Florence and Secondary regional markets are Pescara-Chieti, Bari and Catania.

The table below provides the main macro market indicators at a country level.

ITALIAN LOGISTICS MARKET	4	C

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

Logistics sector key data, Italy

	Q3 2019	2019	Q3 2020	2020	Q3 2021
Vacancy rate (%)	2.8%	2.8%	2.6%	2.6%	2.6%
Take-up (,000 sqm)	459,000	1,875,000	720,000	2,220,000	425,000
Prime rent Milan (€ sqm/y)	56	56	57	57	57
Secondary rent Italy (€ sqm/y)	46	46	47	47	47
Prime rent Rome (€ sqm/y)	56	56	57	57	58
Prime net yield (%)	5.30%	5.20%	5.10%	5.00%	4.35%
Logistics Investment (€ M)	191,7	1,360	500	1,410	900

Source: CBRE Research, Q3 2021. Net yields are a theoretical estimate of the best market yield, equal to the ratio between NOI (rents net of non-recoverable costs) and the overall investment (Value of the asset plus acquisition costs). Non-recoverable costs include IMU, registration tax and insurance; acquisition costs are assumed to be 3.5%.

Logistics assets in Italy are more related to the motorway network rather than to the railways due to lack of high capacity railway lines. Main intermodal hubs are the ones located on the railway lines from the port cities of Genoa and Venice.

Relevant logistics stock is in the periphery of industrial and light industrial districts. There is a high concentration of warehouses along the major east-west communication viability: A4 Motorway “Turin – Milan – Venice” and the major north-south communication viability: A1 Motorway “Milan – Rome”. Improvements carried out over the last few years (and some projects still underway) to the northern viability infrastructure have facilitated movement between the cities of Milan, Bergamo and Brescia, which together create a major economic hub nationwide. Major concentration of warehouses is found at the junction of major motorways, being the A1, A4, A8, A9, A21, A35, A51 and A55.

The most consistent stock is located in the Piacenza area, some 40 km south of Milan and considered to be within the Milan logistics market. Logistics stock is concentrated especially among main motorways, such as A4 Turin-Venice and A1 Milan-Naples. Piacenza benefits from a barycentre position at a key access route for all directions, being along the A1 “Milan-Rome” motorway and the A21 “Turin-Brescia” motorway. Both the A4 and A21 start from Turin in northwest Italy; the A4 passes through northern Milan, while the A21 bypasses Milan to the south, connecting with the A4 at Brescia. Important stock is also along Milan’s external ring road, encircling the city.

COVID-19 Impact

The COVID 19 outbreak is likely to drive a shift in consumption habits and lead to higher e commerce penetration in the long term. When consumer spending recovers, this could lead to an acceleration in the use of online channels for shopping a scenario that would have clear real estate implications for logistics operators.

In the medium term, the disruption of supply chains and the economic downturn now underway will start to impact demand for logistics space if production decisions are permanently revised downwards by firms. When demand is structurally low, the optimal level of inventory shrinks (for a given storage capacity and cost), which would then affect rental growth.

While a prolonged cessation of activity in the construction sector might induce developers to adopt a “wait and see” approach for new Build to Suit (BTS) launches, CBRE has not yet detected any such sentiment. However, should the slowdown persist, speculative developments will suffer more due to increased pressure on financial resources.

ITALIAN LOGISTICS MARKET	5	C

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CBRE believes that this period could represent a window of opportunity for major logistics occupiers to redefine their presence in the market by adopting cash generating strategies such as sale and leasebacks or by investing in e commerce and urban delivery components that displayed weakness during the outbreak.

ITALIAN LOGISTICS MARKET	6	C

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OCCUPATIONAL MARKET

Stock and developments

The Italian Logistics stock is estimated to be in the region of 22,471,906 sq m. Over the past few years the new stock has mainly been driven by non-speculative development activity (Pre-let and/or BTS) while speculative development was almost flat. In the second part of 2017 the trend has reverted, and speculative development showed signs of a timid recovery. Over the 2018, the speculative activity has slowly continued but with a marginal share on the total pipeline. In 2019, the speculative share was nearly 25% on the total completions (some 900,000 sqm). In the first half of 2021 some 452,00 sqm were completed, of which 193,000 speculative development (43%), while approximately 1.2 million sqm are under construction, reaching a total 1.67 million sqm as shown in the graph below:

Logistic Completions Historical Series, Pipeline and Vacancy Rate

Source: CBRE Research, Q3 2021

Even with high development the vacancy contraction is going ahead. The estimated vacancy rate within the market has decreased over the past two years, arriving at around 2,6%, stable. Vacancy rates remain stable from the beginning of 2020.

Occupiers

Despite a slowdown in absorption volumes in the third quarter of 2021 compared with the previous quarter, take-up reached a new record in the first nine months of the year, driven by demand for last-mile facilities.

In the first nine months of 2021, take up reached a record value of over 1.6 million sqm, up 3% compared with the same period of 2020.

Absorption volumes in Q3 amounted to 425,000 sqm, down 25% on the previous quarter and 40% on the same quarter of 2020. Compared to Q2 2021, the number of transactions increased, particularly for properties under 10,000 sqm, which represented 70% of Q3 operations. The high proportion of small properties over the total number of transactions is the result of the increase in demand for last-mile properties, which accounted for 24% of Q3 operations. This trend is likely inclined to the growth in demand for omnichannel retail spaces, which absorbed 49% of volumes in Q3.

ITALIAN LOGISTICS MARKET	7	C

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The more consolidated markets continue to concentrate most of the volumes, with the Milan area responsible for 45% of take-up. At the same time, demand in secondary markets is growing, with a 25% contribution to the total absorption volumes since the beginning of the year, reflecting the occupiers needs of expansion throughout the country in order to get closer to end-customers.

The absorption of speculative developments remains limited, but it is expected to grow in Q4. The benchmark for the prime rent and the vacancy rate remained both stable, at €57/sqm/year and 2.6% respectively.

Take-up Industrial & Logistics

Volume, 2010- Q3 2021

Source: CBRE Research, Q3 2021

Logistic take-up by business sector

Source: CBRE Research, Q3 2021

ITALIAN LOGISTICS MARKET	8	C

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Prime Rents

In 2021 prime rents remained stable in core markets, at €57/sqm/year, and good secondary locations, standing at €47/sqm. Specifically, in core markets, prime rent is at €57/sqm p.a. in Milan, €58/sqm in Rome -, €54/sqm p.a. in Bologna, €52/sqm p.a. in Veneto and €50/sqm p.a. in Naples.

Prime logistics rent in Core Milan are higher than the Greater Milan level (47 €/sqm p.a.) where a larger availability of stock is located. The Core area is characterised by a lack of supply driven by the scarce speculative development activity since the beginning of the recession (2009) and by the high density of the built areas that have not allowed many wide developments. Thanks to the changes in demand’s levels throughout the past years which are driving up demands for both BTS and Retail warehouse and parcel delivery centres, the rental levels rose arriving to €57/sqm p.a.. The Greater Milan is characterized by a larger stock of distribution warehouses, good quality product and a lower rent which moved from €42 to €47/sq m p.a. in the last 5 years.

Prime Rental Values Evolution (€/sqm p.a.) – Italy

Source: CBRE Research, Q3 2021

Typically, rental values follow a cyclical pattern. Current rents in Milan, together with several other prime European logistics locations, are considered to be within the growth part of the cycle, with good room still to grow. Over the last three years, strong demand and a lack of good quality product have driven prime rents up in the Milan logistics market with the prime rent now standing at €57 per sqm per annum, up with respect to 2019, primarily for assets east of the city. Increase in rental rates have also been registered both west and south of Milan, with recent lettings registered above €45 per sq m. per annum. The Greater Milan is characterized by a larger stock of distribution warehouses, good quality product and a lower rent which moved from €42/sqm in 2017, up to €46/sqm per year in 2019, and €47/sqm p.a. in Q2 2020 – stable since.

The market continues to be tenant favourable, and the incentives are confirmed around to 3-12 months on a standard lease duration of 6+6 or 9+6 years (free rents and others contribution) depending on building’s features and desirability.

INVESTMENT MARKET

Investments

The Italian logistics market is seeing record investment volumes, supported by continuous growth in occupiers’ demand, a global trend fuelled by the expansion of e-commerce. Foreign investors are consolidating their presence in Italy with large portfolio acquisitions, for which there is significant compression of initial yields.

ITALIAN LOGISTICS MARKET	9	C

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

Logistics market investment volumes for the first nine months of 2021 came in at €1.52 billion, surpassing the results for the full-year 20 and increasing by 94% compared with the same period last year.

With over €900 million of investment (+75% YoY), Q3 was one the largest quarter on record for the Italian market in terms of investment volumes, mainly due to large portfolio acquisitions, which accounted for 69% of volumes in the last quarter.

Strong competition in the purchasing of logistics real estate has compressed yields in both the prime markets (- 15 bps compared with Q2) and the good-secondary markets (-40 bps). Core investment opportunities are still the most sought after, although there has been increasing appetite for vacant properties or properties with limited WALBs. Developments promoted by institutional investors continue to grow, with speculative initiatives making up an increasing proportion of the total pipeline.

Industrial & Logistics investments

Volume, 2011 – Q3 2021

Source: CBRE Research, Q3 2021. Please note that net yields are a theoretical estimate of the best market yield, equal to the ratio between NOI (rents net of non-recoverable costs) and the overall investment (Value of the asset plus acquisition costs). Non-recoverable costs include IMU, registration tax and insurance; acquisition costs are assumed to be 3.5%.

The market is becoming increasingly diversified, a trend that is reflected in greater asset customization, asset typologies, lease terms and a wide spread of rental levels.

From an asset class dominated by specialist investors, Italian logistics is now becoming the target of institutional generalist investors. Albeit still driven mostly by foreign investors we now see the first significant contribution of domestic institutional capital.

The good performances of speculative developments in terms of absorption are encouraging a growing number of investors to carry on such initiatives, trying to cope at the same time with the limited availability of opportunities for standing investments and the ongoing yield compression further exacerbated by increasing competition. At the moment the speculative pipeline represents the 28% of the total sqm expected to be developed by the end of the year.

In Q3 2021 prime yields decreased by 15 bps with respect to previous quarter, reaching 4.35%. A further reduction in the coming months is expected to concern both prime and good secondary locations, converging toward the record-low levels reached in northern Europe, reflecting the investors’ competition to purchase logistic assets in Italy.

ITALIAN LOGISTICS MARKET	10	C

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

Scarcity of stabilized assets and the need for greater yields push institutional investors toward speculative development opportunities, further sustained by the strength of occupier’s demand. Speculative projects currently account for 43% of completions during the first half 2021, with a total of 193,000 sqm.

Warehouse’s customization and technologic components are becoming increasingly important, with BTS developments accounting for 58% of the current development pipeline of 2021.

In 2020 there were several transactions registered on the market that influenced the compression of prime yield, reaching 4.35% in Q3 2021.

Main transactions registered in 2021 include the following.

Tristan Portfolio: comprised a portfolio of 7 buildings acquired by GLP, from Tristan Capital Partners for a total price of € 156,000,000. The buildings are situated in Roncello (MB), Casorate Primo (PV), Montichiari (BS), Anagni (FR), Colleferro (RM) comprising a total of 200,000 sqm – built between 2007 and 2018. NIY is below 4.5% but it is due to a 25% of vacant space (1 asset – Roncello - is basically vacant). We understand the buildings were let to various tenants and had a remaining WALB <6y at the time of transaction. Assuming to let the vacant spaces at market rent and 6y LC the Yield is above 5%. WALB is as follows: > 6y Montichiari (3 blds – Let to a single tenant); > 4.5y Colleferro (2 tenants), Anagni (2 tenants); < 3y Casorate Primo (1 tenant) and Roncello (1 tenant – 83% vacant).

Anzola (BO): Logistic asset situated in Core Bologna of some 32,246 sqm, was acquired by CBRE Global Investors from Food Managers Group Immobiliare S.r.l. for a total price of €28,450,000. The transaction recorded a yield of 5.38%. We understand the property is fully let to two tenants: Conad, the major Italian supermarket food chain, and Unilog, the Italian third-party logistics provider active in the food distribution sector at €53/sqm p.a. and had a remaining WAULT of 5 years when acquired.

CBRE GI Torino: 3 Logistic assets situated close to Turin of a total GLA of 154,000 sqm were acquired by CBRE Global Investors from Dea Capital Sgr, for €127,000,000 as a core plus investment, reflecting a yield of 4.80%. One asset is the Distribution Centre of Michelin, one is let to Susa Trasporti, and the third was vacant at the time of transaction.

PGIM Lodi: PGIM Real Estate purchased a grade A, fully let, logistic asset in Lodi (LO) of some 40,000 sqm, for €30,000,000 as core investment, reflecting a yield of 5.00%.

Furthermore, we would also highlight two ongoing portfolio deals, Century and Pluto:

We understand that Blackstone has put on the market the Century Portfolio, a 10-asset portfolio totalling 230,700 sq m spread across northern Italy and concentrated in and around Milan. The portfolio was acquired and repositioned by Blackstone in order to create a Class A, long-let industrial portfolio anchored by bluechip logistics providers, including TNT-FedEx, DHL and Carrefour. One third of the portfolio is of fairly recent construction (under 10y old), while the remaining part is between 10 and 24 years old. The properties are 100% let to 8 tenants with good to strong covenants. The weighted average lease length to expiry is 8.8 years, while to break is 4.8 years. The portfolio has been sold in Q3 2021 with a NIY (NOI/NPP) equal to 4.40%.

Segro portfolio (Pluto) concerns a portfolio comprised of 6 urban logistics assets in northern Italy within the surroundings of major cities (Milan, Verona, Padua, Parma and Florence). The portfolio is 100% let to 2 tenants only, with 5 assets totalling 55,700 sqm let to a major e-commerce operator and the remaining one to a manufacturer and supplier of paper products. We understand that the assets are mainly small-sized warehouses with both truck van docks to provide last mile logistics services. Furthermore, 5 out of 6 buildings have been recently constructed or totally refurbished to suit the current tenant’s business activities. The portfolio WAULT is 8,5 years with no break options. Negotiations closed in Q3 2021 and the portfolio has been sold with a NIY equal to 3,9% considering the 8-years of secure income, the strong tenant covenants, and good locations close to main cities, with half of the portfolio within prime markets.

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During 2021, prime yield decreased by 65 bps, from 5.00% in Q4 2020 to 4.35% in Q3 2021. We consider the prime yield to be associated with a Class A building, located in the best location with short distance from main motorways, fully let on a 6+6 years basis to a tenant of strong standing. We consider a compression of yields in the case the asset presents better characteristics in all the aforementioned areas. For assets of lower quality, or shorter WAULT periods and or locations not along the main motorways, we would consider a higher yield. For the Italian logistics market, we consider the area east of Milan to reflect the strongest yields. In terms of ranking, we consider the Milan logistics market (which includes Piacenza) to be the top, followed by Bologna, Veneto, Rome, then Naples.

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TRANSACTION EVIDENCE

As a general comment on Market Evidence, we highlight that the Italian market lacks transparency. As such, it is difficult to collect complete and exhaustive information regarding investment deals throughout the country.

Transaction Evidence Table

#	Date	Portfolio/Asset Name	City / Region	Buyer / Seller / Description	Area (SQM)	WAULT	Sale Price	Price / SQM	NOI/ NET PP	Deal Analysis and Additional Comments
1	Q1 2019	Wolt Portfolio (6 assets)	Settimo Torinese, Rome, Grassobbio, Portogruaro, Santa Palomba	Seller: Wolt Purchaser: KKR (Roundhill) Tenant: Various (Couriers)	62,000	n.a.	€31,500,000	€508	<8.00%	Portfolio of 6 small assets (size varies from 2,000 sqm to 20,000 sqm), of which 2 were vacant when transacted. Main occupier is TNT.
2	Q1 2019	SDA Mini Hub	Bergamo (BG)	Seller: Listed Property Company Purchaser: Carlyle Real Estate Sgr Spa Tenant: SDA Courier	5,100	n.a.	€5,750,000	€1,127	5.86%	Courier warehouse, GIY 6.50%
3	Q4 2019	Siziano_PLD	Siziano (MI)	Seller: Prologis Purchaser: Carlyle Tenant: Vacant	20,840	n/a	€16,500,000	€792	5.70%	Vacant asset. Yield on a reversionary basis, considering an asking rent of €50/sqm
4	Q4 2019	Liscate_S&LB Multilogistics	Liscate (MI)	Seller: Multilogistics Purchaser: Eurozon Logistics Fund Tenant: Multilogistics	14,830	6	€13,700,000	€924	5.30%	Sale and Lease Back transaction of an asset within the Milan Core Market; 100% occupied by Multilogistics.
5	Q4 2019	FCF	Various	Purchaser: Blackstone (Mileway) Tenant: Various	45,500	< 7y	€26,900,000	€591	6.50%	8 assets in Bergamo, Treviso, Brescia, Novara, Turin. 7 occupied. IP NOI 1,750k. Price estimated

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6	Q4 2019	CEF	Various	Seller: CEF Purchaser: Blackstone (Mileway) Tenant: CEF	90,900	> 15y	€80,000,000	€880	5.70%	S&LB portolio transaction including 12 assets across Italy (Rome, Brescia, Bergamo, Vicenza, Bari). IP NOI 4,600k. Most of the assets are temperature-controlled warehouses. CEF is a company operating in the Pharma sector and its main business is medicine/general PC product distribution to drugstores. 15y WALB.
7	Q4 2019	Barings_Cavenago /Cambiago	Cavenago & Cambiago (MB) / Lombardy	Seller: Esprinet Purchaser: Barings Tenant: Exprinet	90,200	> 6y	€79,100,000	€877	5.70%	Sale and Lease back of two assets within the Milan Core Logistics Market. Both assets let to an Italian company on a long-term lease.
8	Q1 2020	Nuveen Portfolio	Chiari (BS) / Vigasio (VR)	Seller: Private - Chiari / Serenissima SGR - Vigasio Purchaser: Elof Italy Management Sicaf spa (Nuveen Real Estate) Tenant: Conad - Chiari / Arcese - Vigasio	91,600	> 6y	€80,000,000	€873	6.40% (Chiari) 5.97% (Vigasio)	Acquisition of a small portfolio including a large-sized (68k sqm) distribution hub in Chiari, 100% let to Conad, a major Italian supermarket chain, and an asset under construction pre-let to Arcese (8y WALB) in Vigasio.
9	Q1 2020	CBRE GI Portfolio	Turate (CO) / Castrezzato (BS)	Seller: Techbau Purchaser: CBRE Global Investors SGR Tenant: Kasanova / TBD	40,000	9y	€32,000,000	€800	5.75%	CBRE GI acquired obo Logistics Venture Fund a Grade A single-dock distribution facility in the province of Como, 100% let to Kasanova - an Italian home goods retailer. 9y lease contract. Along with the Turate property, CBRE GI acquired also a landbank for a 80,000 sqm warehouse in Castrezzato (BS). Price for the land was not disclosed.

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10	Q2 2020	Allianz Portfolio	Binasco (MI), Massalengo (LO), Ospitaletto (BS)	Seller: AF Purchaser: Investitori Sgr (Investitori Logistic Fund, Allianz)	139,440	9y	€110,000,000	€789	5.50%	Allianz RE, OBO several Allianz group companies, acquired a portfolio in an off- market transaction. The deal regards the purchase of a brand-new building (Binasco - 29,440 sqm) + the forward purchase of 2 developments (Massalengo and Ospitaletto both 55,000 sqm) to be started. The assets will be 100% income producing upon acquisition (+15m rental guarantee from the Vendor).
11	Q3 2020	Liscate - Single Asset	Liscate (MI)	Seller: LaSalle IM Purchaser: AXA Tenant: DHL	46,500	4.5y	€35,500,000	€763	< 5.20%	Acquisition of a portion of a wider logistic complex fully let to DHL within the Milan Core Market.
12	Q3 2020	Thunder II Milano & Rome Portfolio	Vignate (MI), Monterotondo (RM)	Seller: n.a. Purchaser: Kryalos Sgr (Thunder II fund, Logicor (Blackstone)) Tenant: Logita (Vignate) - Ceva (Monterotondo)	35,000	n.a.	€14,200,000	€430	n.a.	Kryalos acquired obo Thunder II Fund, 2 logistics assets in Vignate (Milan East) and Monterotondo (North of Rome). Both assets are 100% let to 3PL operators and in prime market locations. Old buildings and low asset quality. Vignate warehouse included 23,000 sqm of GLA and comprised 8.2 million of the whole deal.
13	Q4 2020	SDA Brescia - Single Asset	Brescia (BS)	Seller: FAP Investments Purchaser: Savills IM Tenant: SDA	5,200	n.a.	€7,500,000	€1,442	5.50%	Savills acquired a BTS for SDA (Poste Italiane Group) in Brescia. The building is a small- sized courier facility fully let to SDA. Price Estimate.
14	Q4 2020	Venus Fund	Bergamo (BG), Tivoli (RM), Brescia (BS)	Purchaser: Kryalos (Venus Fund) Tenant: Various	120,000	n.a.	€80,000,000	€667	6.70%	Acquisition over the year of 3 assets in Rome and Milan core markets. The Bergamo deal includes 3 buildings (47k sqm) fully let to an established tech company. The Tivoli deal regards a last-mile hub comprising 7 buildings occupied by 3PLs and couriers. The last deal (Brescia) was closed in December 2020 and comprises 2 buildings fully let to a production company (machinery and metallurgy).

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15	Q4 2020	Eurozone	Brembate (BG)	Seller: Prologis Purchaser: BNP Paribas REIM Sgr (Eurozon Logistics Fund) Tenant: Transmec	27,269	n.a.	€25,700,000	€942	5.20%	The transaction is part of the Eurozone Logistic Fund (ELF), which priorly in November concluded the acquistion of a logsitic warehouse in Agnani. We understand the logistic warehouse in Brembate is of recent contruction and fully let to a transportation&logistic company on an estimated rental income of 1.4 million p.a. (NOI 1.25 million p.a.)
16	Q4 2020	I&L Development in Castrezzato (BS)	Brescia (BS)	Purchaser: CBRE GI Developer: Techbau	40,000	n.a.	€21,700,000	€543	n.a.	I&L development, inlcuding a land plot of some 90,000 sqm. We understand construction costs are in the range of 400 euro/sqm.
17	Q1 2021	Eurocomps Portfolio	Siziaono (PV) Tavazzano (LO)	Seller: Eurocomps Tenant: Various Purchaser: Kryalos Sgr (Fondo Thunder II, Logicor (Blackstone))	n.a.		€21,400,000	n.a.	5.20%	3 Grade A Logistic asset in southern Milan: 2 in Siziano and 1 in Tavazzano (the latter being vacant).
18	Q1 2021	Tristan portfolio/ Celio Fund	Roncello (MB), Casorate Primo (PV), Montichiari (BS), Anagni (FR), Colleferro (RM)	Seller: Tristan Capital Partners Tenant: Various Purchaser: GLP	200,000	<6y WALB	€156,000,000	€780	< 4.50%	It is a portfolio of 7 blds – built between 2007 and 2018 - in 5 locations. NIY is below 4.5% but it is due to a 25% of vacant space (1 asset – Roncello - is basically vacant). Assuming to let the vacant spaces at market rent and 6y LC the Yield is above 5%. WALB is as follows: > 6y Montichiari (3 blds – Let to a single tenant); > 4.5y Colleferro (2 tenants), Anagni (2 tenants); < 3y Casorate Primo (1 tenant) and Roncello (1 tenant – 83% vacant).

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19	Q1 2021	Anzola Asset	Anzola (BO)	Seller: Food Managers Group Immobiliare S.r.l. Tenant: Conad & Unilog Purchaser: CBRE GI	32,246	5	€28,450,000	€882	5.38%	Grade A logistic warehouse, rent at €53/sqm, fully let
20	Q1 2021	Fondo Venus - 3 assets	Colognola Ai Colli (VR); Ghisalba (BG); Martinengo (BG)	Seller: Performance in lighting Group Tenant: n.a. Purchaser: Kryalos Sgr (Fondo Venus, Mileaway, Blackstone)	39,000	n.a.	€18,000,000	€462	8.60%	Grade B, Industrial assets.
21	Q2 2021	Fondo Venus - 2 Last Mile assets	Crespellano (BO) Prato (PO)	Seller: Transmec Tenant: n.a. – e commerce Purchaser: Kryalos Sgr (Fondo Venus, Mileaway, Blackstone)	17,000	n.a.	€12,500,000	€735	6.00%	The two last mile warehouses situated in Crespellano and Prato are added to the Venus Portfolio, counting 20 assets located mostly in Northern Italy, comprising 200.000 sqm.
22	Q2 2021	PGIM Faenza	Faenza (RA)	Seller: CBRE GI Sgr (European Industrial Fund) Tenant: n.a. Purchaser: PGIM Real Estate	45,171		€28,600,000	€633	Conf.	Grade A warehouse, fully let in Greater Bologna
23	Q2 2021	CBRE GI Torino	2 Assets in Torino, 1 in Orbassano (TO)	Seller: DeaCapital Sgr (GreenOak Europe Fund VI (BentallGreenOak)). Tenant: Michelin, Vacant, Susa Trasporti Purchaser: CBRE GI	154,000	n.a.	€127,000,000	€825	4.80%	Three Grade A assets, two logistic warehouses and one distribution warehouse. We understand one was vacant at the time of transaction. Rental income is €40/sqm p.a. for the Michelin Distribution Centre and €60/sqm p.a.

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24	Q2 2021	Penny Market	Arborio, Vercelli	Seller: Private Tenant: Penny Market Purchaser: Exter EQT	15,000	n.a.	€10,500,000	€700	6.50%	Distribution & Logistic Warehouse fully occupied by Penny Market was acquired by Exter EQT for a Capital Value of €700/sqm.
25	Q2 2021	DHL Portfolio Mileway	Roma (RO), Pomezia (RO); Cerro al Lambro (MI)	Seller: DHL Tenant: DHL Purchaser: Kryalos Sgr (Mileway (Blackstone))	32,141	n.a.	€16,400,000	€510	5.90%	S&LB portfolio of 3 assets, 2 in core Rome and one in Core Milan. We understand 1 asset BTS, 1 Speculative Development and 1 asset Last Mile. Assets are fully let to DHL which have a rolling break option agreement.
26	Q2 2021	PGIM Lodi	Lodi (LO)	Seller: n.a. Tenant: n.a. Purchaser: PGIM Real Estate	40,000	n.a.	€30,000,000	€750	5.00%	PGIM Real Estate acquired a Distribution & Logistic warehouse in Lodi, as a Core Investment. We understand the property is fully let.
27	Q3 2021	Segro Last-mile Portfolio (Pluto)	Milan, Verona, Padova, Firenze, Parma	Seller: Segro Purchaser: TBD Tenant: Confidential	55,700	8.5y	€127,500,000	€2,288	3.90%	Portfolio comprising 6 last-mile assets, 100% let with long lease terms. Estimated Rental Income is > 5 million
28	Q3 2021	Blackstone (Centurty) Portfolio	Core and Greater Milan, Verona(VE), Cherasco	Seller: Kryalos Sgr (Logicor/Blackstone) Purchaser: TBD Tenant: TNT FedEx, DHL, AF Logistics, & others	230,700	8.8y	€260,000,000	€1.127	4.40%	Logistics portfolio comprising 10 assets across northern Italy, mainly around Milan. 100% occupancy by 8 tenants with good covenants. WALT 8.8y, WALB 4.8Y. Price and yield estimated.

Source: CBRE Research, Q3 2021

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LOCAL MARKET COMMENTARY

MILAN LOGISTICS MARKET

The Lombardy Region with its 12 provinces (Milan (capital), Bergamo, Varese, Brescia, Como, Monza e Brianza, Cremona, Lecco, Lodi, Mantova, Sondrio, and Pavia) is most attractive industrial area in Italy, due to its strategic location in the industrialized and affluent northern Italy and its excellent accessibility in all directions, including Europe. It is bordered by Piedmont, Switzerland, Trentino-Alto Adige, Veneto and Emilia-Romagna.

With is 10 million inhabitants, the Lombardy Region comprises almost 16.5% of the entire Italian population. Lombardy has a modern road, rail and air infrastructure, ideal for distribution, which converge at Lombardy’s capital of Milan. Milan also benefits from three international airports each with major cargo facilities: Malpensa Airport to the north of Milan’s city Centre, Linate Airport to the south and Orio al Serio Airport (in Bergamo) to the east.

All major national and international rail lines pass through the capital city of Milan, with connections also to Italy’s major ports in Genova and Venice and throughout Europe; important intermodal hubs have been established along these lines. Due to its strategic position, the primary logistics market of Lombardy is the Milan Logistics Market, which extends to the adjacent regions. It is the prime logistics market in Italy. The Piacenza submarket is also a renowned logistics market in Italy, considered to be within the Greater Milan logistics market. At the same time the market tends to achieve lower rental values due to a high level of stock within the area.

The map reported below shows the Milan Core and Greater Logistics Market.

Milan Logistics Market – Core and Greater area

Source: CBRE Research Q3 2021

Prime Rents are higher in the northern area and Milan’s eastern district where supply, especially of Grade A product, is limited. ERVs are lower in the southern and western areas (Piacenza, Tortona, Pavia and Novara) where the majority of available logistics stock lies. The geographical conformation of the territory and the high density of the built areas surrounding the city of Milan have not allowed many wide developments or new constructions to Grade A specification, which has in the past few years driven occupiers to take up space further away from Milan, but along major road infrastructure and built to suit. To the south, supply is strong with high competition, driving rental levels down.

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Secondary locations often offer good quality product at lower rents, and it has been recorded that several tenants prefer to move to more secondary locations (far from major road connections or in stand-alone warehouses instead of parks) in order to pay lower rents or receive higher incentives, with respect to those achieved in the immediate outskirts of Milan or within integrated logistics parks. Rental values are higher where the territory is highly industrialised and mostly urbanised.

Over the last two years, strong demand and a lack of good quality product have driven prime rents up in the Milan logistics market with the prime rent now standing at €57 per sqm per annum, up with respect to 2020, primarily for assets east of the city. Increase in rental rates have also been registered both west and south of Milan, with recent lettings registered above €43-45 per sq m. per annum. The Greater Milan is characterized by a larger stock of distribution warehouses, good quality product and a lower rent which moved from €46/sqm in 2019, up to €47/sqm per year in Q4 2020, stable since.

In H1 2021, Core Milan and Greater Milan area accounted each for some 20% of the total national take-up, equal to some 297,000 sqm and 372,000 sqm let respectively.

Milan and the greater area spreading out to east and south (including Piacenza, Novara, Malpensa and Brescia) and Bologna are the leading logistics markets, where retailers and 3PLs are expanding and strengthening their networks.

The major letting deals occurred within the Milan area include: Tiesse letting a Grade A warehouse in Carpiano (MI) of some 18,000 sqm on a 9+6 agreement at €70/sqm p.a.; Bomi let a Grade A logistic warehouse of 10.500 sqm in Spino d’Adda (CR) and RS Logistica taking up a Last Mile Warehouse in Settala (MI) of some 8,500 sqm for €55/sqm p.a.

VENETO CORRIDOR LOGISTIC MARKET

The Veneto Corridor Logistics Market is one of the Core markets in Northern Italy, which develops along the A4 Turin-Milan-Venice-Trieste motorway, Italy’s main west-east communication road across the industrialised North. It extends over about 130 km from Verona to Treviso, including the cities of Vicenza, Padua and Mestre.

The Veneto Corridor benefits from a strategic position including a number of important crossroads between the Mediterranean Corridor, the Scandinavian Corridor and the Baltic-Adriatic Corridor. The following map shows the main strategic logistic corridors across Europe, as determined by the European Commission Trans-European Transport Network.

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Infrastructural System – European Commission TEN-T Corridors

Source: European Commission, Trans-European Transport Network, TEN-T Core Network Corridors

Whilst the southern area of the Veneto Region is well connected to the Emilia-Romagna region via several motorways and roadways, the transport network system within the northern area is still limited to minor roads.

Over the next 4-5 years is due the completion of the “Pedemontana Veneta” motorway, a high-capacity artery which will facilitate communication and transport in the area. The project requires the construction – still underway – of 94 km of main road that will connect 34 municipalities and the industrial area of Vicenza and Treviso. The first 7 km are accessible by cars from June 2019.

This road will have two tunnels: Malo Tunnel (6 km) and S. Urbano Tunnel (1.5 km) and eight viaducts. The motorway is part of the European TEN-T and is considered a strategic asset of national relevance as it is located between the existing A4 and A27 motorways, crossing the Veneto Region, passing through the provinces of Vicenza and Treviso.

Due to its strategic location, the Veneto region is becoming more and more attractive as a destination for logistics operators and investors, who are mainly oriented towards locations near major communication roads (A4, A13, A22 and A31 motorways). The take-up registered in H1 2021 for the Veneto Corridor was equal to some 144,750 sqm.

The highest concentration of warehouses is along the A4 “Turin – Milan – Venice” motorway and around the cities of Verona, Vicenza, Padua and Venice-Mestre, which together create a major economic hub nationwide. The most consistent stock is located in the Core Veneto Corridor area, which extends West-East along the A4

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motorway stretch from Verona to Venice-Mestre, comprising the first stretches of the A22 “Brennero - Modena” and A13 “Padua – Bologna” motorways. Within this area (highlighted in Grass Green in the map) we estimate some 1,548,000 sq m of logistics stock.

Veneto Corridor Logistics Market – Core and Greater area

Source: CBRE Research Q3 2021

Prime Rents, which stand at €52/sq m/p.a., are higher within the industrial areas of Verona and Padua, where supply, especially of Grade A product, is limited.

•

Moving from East, the Verona Logistic market benefits from the Verona Villafrance airport located 25 km north of the subject property, which has a Cargo Service. Not far from the airport is the Interporto Europa Quadrante of the ZAI (Zona Agricola Industriale d’Italia – Italy Agricultural Industrial Zone) Consortium – an intermodal logistics park comprising rail, road and air access, controlled temperature warehouses and customs service. The “Europa Quadrante” extends over some 2.5 million sq m and has key occupiers such as DB Schenker, Kuehne + Nagel, Volkswagen, Ortrans Srl, Poste Italiane Spa, Arcese Trasporti, Paneuropa Italia, Saima, among others. Over the last couple of years, an increased interest in the area has been registered, both from the occupational and investment point of view.

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The Padua’s logistics market is mostly linked to the Interporto freight village, which lies within the industrial area to the east of the city. Covering an area of some 11 million sq m, the industrial area of Padua is the most important in the Veneto Region and one of the most important at national level. Due to a good road network and accessibility, the area maintains a close relationship with the city and economy thereof. An established network of SMEs (small to medium-sized enterprises), along with few larger production and distribution plants, bolster the local economy, despite the recent economic downturn. The freight village Interporto Padova is one of the top spots in Italy for logistics services, given its 270,000 sq m of warehouse storage space. The Padua platform provides equipped areas and complete transport and management services, also for refrigerated goods. A logistics scheme for urban

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freight consolidation and distribution, called “Cityporto”, operates within the Interporto since 2004. It consists of an urban consolidation centre, an environmentally friendly fleet of hybrid and CNG vehicles, a dedicated ITS system and a set of co-ordinated local rules for urban freight transport.

•

Moving towards East, Mestre offers a strategic location for occupiers that need a direct connection with the Venice commercial harbour, which is the eighth-busiest commercial port in Italy and is one of the most important in the Mediterranean concerning the cruise sector, as a major hub for cruise ships. The Port of Venice is also specialised in general cargo and ranks as the third European port for this type of transport.

Going towards the Greater Veneto Corridor area (highlighted in Light Green in the map), are lower in the northern and more remote areas (Mantua, Rovigo, Bassano Del Grappa and northern Vicenza) standing at €45/sq m p.a.

Due to the established industrial vocation of the Veneto Region and the high-density within industrial areas, a number of new developments and constructions of Grade A warehouses (mostly BTS) have been completed in the surroundings of Verona and Padua and along major road infrastructure. Secondary locations often offer good quality product at lower rents, and it has been recorded that several tenants prefer to move to more secondary locations (far from major road connections or in stand-alone warehouses instead of parks) in order to pay lower rents or receive higher incentives, with respect to those achieved in the immediate outskirts of Verona and Padua. As an example, some logistics locations emerged within the greater Verona Area in the past years (Nogarole Rocca, Oppeano and Nogara) due to the availability of logistics land and good connections.

Speculative developments are limited to the construction of small warehouses for light industrial use, whereas the construction of logistics facilities concerns mostly build-to-suit buildings. Within the Greater Veneto Corridor area, we estimate approximately 979,000 sq m of logistics stock and 5.1% of vacancy rate.

During 2020, some 140,000 sqm were absorbed within the Veneto Region, which represents the third market on take-up volumes recorded on a national level, accounting for 7% while up to Q3 2021 it has been recorded a take-up of some 228,000.

3-PL accounts for the most take-up in 2020 and 2021, e-commerce was second, with a take-up of approx. 36,000 in the sector. Regarding warehouse typology, Build-to-Suit developments accounted for an important portion in H1 2020 – 19% compared to only 10% in 2021.

The most important transactions were in Boara Pisani (PD), where XPO let a Grade A logistic warehouse of some 16,220 sqm at €44/sqm p.a.; in Verona where Gruber Logistics took up 15,000 sqm of a Grade A logistic warehouse; and Delma Group took up a warehouse of some 9,000 sqm in Oppeano (VE), for an estimated rent €46/sqm p.a.

Prime rents for standard Class A warehouses within the Veneto Corridor remained stable with respect to 2019 and stands at €52 per sqm per annum as at Q3 2021. Achievable rents increase for specialized assets such as a cross dock or controlled temperature warehouse.

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BOLOGNA LOGISTICS MARKET

The Bologna province benefits from the presence of 4 strong logistics areas which attract and generate most of the logistics activities in the area; Interporto Bologna Bentivoglio, is the main hub in the Province, CenterGross, CAAB (Agricultural and Food Centre) and the Airport area. Outside these main hubs, the area hosts several smaller logistics developments, usually linked to previous industrial districts or to new linking infrastructure.

The area benefits from its proximity to the A1 Milano-Firenze, A14 Milano-Ancona and A13 Padova-Bologna, which represents an important crossroads between the local distribution system and the Scandinavian- Mediterranean TEN-T corridor1.

CBRE divides the Bologna market in two macro areas: Bologna main market, which comprises the A1 axis up to Modena and Bologna Intermodal Hub and Greater Bologna market which comprises the A1 axis from Parma to Cesena, Mantova and Ferrara to the north.

Bologna Logistics Market – Core and Greater area

Source: CBRE Research Q3 2021

The total stock in the Bologna area is estimated to be approximately 2,030,000 sq. m of warehouses.

The main logistics park in the Bologna market where prime rents and yields are achieved is the Bologna Bentivolgio Interport. It is located along the A13 motorway at some 20 km from the Bologna Airport and in proximity to the A1, A14 and A22 motorways. The Interport has direct access to main Italian rail lines. Over 100 companies operate their logistics business within the hub. It is one of the largest multimodal logistic platforms in Europe providing both road and rail transport.

Many international operators are active in the surrounding of Bologna, including One Express, DHL, Sifte Berti, Norble Dentressangle, Cogefrin Logistics Bulk terminal, Polyedra, FERCAM, Geodis, Saima Avandero, SDA Curier, Arcese, Bartolini, PGn Logistics; also, the Bologna crossroad is very appealing for retailers, like Yoox, Assa Abloy or Herbovital, due to the central position with easy access to the north-eastern and central Italy.

1	The Trans-European Transport Networks (TEN-T) are a planned set of road, rail, air and water transport networks in Europe.

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In 2020, some 258,780 sqm of take-up was registered within the Bologna and Greater Bologna Logistics Market of which approx. 95,000 sqm in Q4.

In Q3 2021 Bologna submarket (Core and Greater Bologna) accounted for 10% of the total take-up, after Milan and Veneto Corridor.

Take-up in Bologna Submarket has been on the rise since 2015, and despite Covid-19 outbreak, 2020 recorded for a total of some 260,000 sqm, while Q3 2021 a total of 165,000 sqm, or 10% than the National take-up.

3-PL accounts for the most take-up in 2020 and 2021, while manufacturing was in 2nd place. Regarding warehouse typology, most of the recorded take-up are Build-to-Suit developments, as companies are looking for customization and technologic components which are becoming increasingly important. As a result, in Bologna Area, 10% are BTS in Q3 2021, in line with previous year which where BTS accounted for 67% of the total take-up.

The most significant lettings were in Imola (BO) where Cuti Consai let a Grade A BTO logistic warehouse of 30,000 sqm at €42/sqm p.a.; in Parma, a logistic warehouse of 8,500 and in Campogalliano (MO) where SDA took up a Grade A warehouse (BTS) of some 5,400 sqm at €80/sqm p.a.

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ROME LOGISTICS MARKET

The Region of Lazio is one of the most important Italian regions taking into account its manufacturing output and Gross Domestic Product (GDP). Due to its location, the Region of Lazio is a strategic midpoint, being well connected with other central and peninsular regions. The main logistics parks in the area are: Logistics Park of Passo Corese (Rome), Intermodal freight of Rome (Civitavecchia), Intermodal Freight of Fiumicino (Rome), Logistics centre of Santa Palomba (Rome), Logistics centre of Anagni (Frosinone), Logistics centre of Fiano Romano (Rome). The estimated overall Stock of the Rome area is estimated in the region of 1,550,000 sq m completed or under construction.

Average Prime rent as at Q3 2021 stands at €58/sqm p.a. in Core Rome and €48/sqm p.a. in Greater Rome, higher with respect to the previous year, mainly due to lack of product on the market and stronger demand, which is reflected in the positive trend for rents.

The registered take-up of the greater Rome area during Q3 2021 has accounted for some 74,421 sqm, higher compared to the first half of 2020. An important letting transactions during Q3 2021 was in Ardea (RO) in Greater Rome, where Amazon took up a Grade A BTS warehouse of some 50,000 sqm at a headline of €80/sqm p.a.

Source: CBRE Research Q3 2021

The Rome logistics market ranks behind Milan, Bologna and Piacenza in terms of investor interest, however it represents one of the main markets in Italy, with a growing interest on a YOY basis. We consider the prime location within Rome’s market to be west of Rome near the Fiumicino airport as well as emerging Colleferro area – positioned south from the city of Rome. Passo Corese, north of Rome, is positioned well to become a prime location due to recent infrastructure works carried out, its connections to Rome and its location between A1 and Rome’s Great Ring Road. Furthermore, several development projects in pipeline for the next years within Colleferro and Passo Corese area confirmed the interest of the investors for the subject market.

We consider the Class A BTS properties with excellent accessibility to Rome’s major road network, having longer unexpired terms with tenants of stronger covenant strength to reflect stronger yields.

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LAST MILE/ URBAN LOGISTICS MARKET OVERVIEW

Last Mile Evolution – Introduction

Urban areas are evolving towards a more dynamic level of freight transportation system as consumer demand is constantly fuelled by e-commerce and the option of the same day delivery is more and more the standard rather than the goal. This has become the biggest obstacle for the logistics sector, leading to a rush in the supply chain, completely changing the way we think about industrial real estate and transforming the last mile scheme. This is not a new phenomenon, nor is it a passing trend.

The demand for instant delivery services (delivery in one hour or one day) has increased rapidly and this has generated significant needs for the optimization of the distribution channels. According to data collected by CBRE, over 30% of major European distributors already offer one-day delivery services and around 10% offer same-day deliveries. The expansion of the offer is also becoming a determining aspect of competitiveness, with a significant impact on the supply chain.

E-commerce is changing the traditional supply chain by creating the need to be closer to densely populated areas. As a result, retailers have modified their traditional supply chain that relied on regional distribution to one that includes urban logistics in the scheme with new locations to serve consumer hot spots.

“Last mile” does not necessarily mean the last mile in the delivery of goods, but rather the final part of the distribution in the supply chain.

In Europe, the restructuring of supply chains has led to a growing need for efficiency, resulting in a smaller network of warehouses with larger logistic warehouses but fewer facilities. Due to population growth and urbanization, land suitable for industrial areas is becoming increasingly scarce. As e-commerce grows and continues to impact the market, the use of vertically structured warehouses will become an inevitable factor for the growth of urban logistics in dense European hubs.

Characteristics

Last mile warehouses have different characteristics than standard distribution ones: they are generally smaller in size and do not require an internal height of at least 10m as the standard logistic warehouses. Similar to cross-dock warehouses, last mile distribution facilities usually require less storage space (up to 10,000 square meters) since packages and goods are stored only for a few hours inside the buildings and then shipped to the final consumer.

Some last mile warehouses include modern and highly specialized buildings (e.g. presence of mezzanines, different types of loading bays - for trucks, vans, etc.), have a lower internal height and are equipped with a larger loading dock area (ratio: at least 1 loading bay every 150 sqm) and an office portion up to 20% of the total area.

The ratio between the covered area and the external area must not exceed 50% while the optimal coverage ratio is 30-40%. That said, last mile structures tend to achieve higher rental values compared to standard logistics buildings.

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Strategies for Logistic Warehouses in Urban Areas:

MULTI-STORY WAREHOUSES	LOCKERS / PICK-UP LOCATIONS	INFILL SERVICE CENTER

•   Creative solution in land constrained global hubs in APAC, such as Hong Kong, Singapore, Tokyo and South Korea.

•   Becoming increasingly common in dense markets in EMEA.

•   Increases the usable floor space per sq. ft. of land.

•   Access to higher floors of o multi-story warehouse is granted via two ways: romp-up and cargo lift .

•   Sell-service parcel delivery service where customers can select any locker location as their delivery address, and retrieve their orders at that location by entering a unique pick-up code.

•   This model can be seen in large global hubs such as New York, Seattle, Chicago, London, and Hong Kong, as well as markets in France, Germany and Italy.

•   Retail stores host the lockers, typically located in urban areas.

•   Designed to quickly handle orders destined for customers, often located within miles of the facility

•   Orders from one or more fulfillment centers arrive at the facility, are sorted, and are prepared for delivery to the customer.

•   From there, delivery is handled in a variety of ways, including local courier or bike messenger.

Last Mile - Main Markets in Italy

In the last five years, the new drivers in consumer demand have favoured the spread of urban logistics in the main European cities. In Italy, logistics operators and investors are looking to the most populated areas of Italy to take advantage of the positive impact of e-commerce on the logistics sector and to create new business opportunities.

The Italian last mile logistics market is still in its beginnings, especially in terms of investment operations. On the leasing side, the market has seen a greater number of transactions around Milan and in other major Italian cities. The map below shows where the majority of last mile leasing transactions occurred in 2020.

Letting Transactions in Italy

CBRE Research, 2020

Last mile letting transactions as the graph below shows, are on the rise, and in 2020 one in three letting transactions regarded a last mile warehouse, accounting for a total of some 300,000 sqm. The trend continues this year where during 2021 were recorded a take-up of a total of some 240,000 sqm.

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Last Mile, Historic Take Up

CBRE Research, Q3 2021

Veneto Submarket accounts for around 44% of number of letting transactions and sqm let in 2020, and 36% in Q3 2021, while Milan submarket is the second most active market, with 31% of letting transactions. More and more last mile/urban logistic are not within main submarkets, proving how this product is changing the traditional supply chain distribution.

Submarkets Share of Last Mile Leases

CBRE Research, Q3, 2021

Last Mile – Investments Trend

Similarly to letting transactions, interest in investment on last mile has been on the rise. Few years ago, Italy had a single investor interested in such product, while today, several are interested in including last mile in their investment portfolios, as either an established product or for speculative investments.

As a result, yields on last mile have been constantly decreasing since 2018 and currently net yields for urban logistics are standing 55 pbs above prime logistics, 4.90%.

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Last Mile/Urban Logistics NIY

CBRE Research, Q3 2021

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FROZEN MARKET OVERVIEW

Regarding the Italian market, we estimate an amount in between 6.5 and 7.5 million cubic meters of frozen logistics spaces. This corresponds to approximately 1.05 – 1.2 M of sqm, present throughout the whole country.

From our measurements, the vacancy is largely below that of standard grade A logistics and is settled today at around 1%. There is very little evidence of vacant buildings equipped for cold storage. In fact, being those spaces linked to specialized machinery that needs to be kept constantly active and maintained, there are no real empty spaces that can be classified as direct competition for the existing and occupied ones.

We record a wide increase in rents paid for spaces suitable for hosting cold cells. In general, it is possible to estimate an increase of about 70% up to 100% starting from comparable dry logistics rents.

Currently, the frozen logistics market is starting to receive a wider attention from institutional investors market. In general terms, we record a gap up 150 Bps compared to dry assets yields, considered less risky; however, when cold storage is only part of a wider investment comprising dry storage, such gap can be significantly reduced almost levelling with standard logistics. It is relevant to notice that the WAULTs for this type of investments are usually longer than the standard terms registered for standard warehouses.

If looked from a value per sq m perspective, frozen logistics can reach very high values, due to very high construction costs and a layout which needs to provide ancillary spaces, reducing the effective storage capacity of the building.

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The majority of cold logistics operations gravitates around and towards the main ports and intermodal nodes, which are usually the preferred locations for cold operators; at the same time, due to the lack of available space and the high construction costs, we have seen an increase on BTS activity for cold storage outside these areas; the main driver remains proximity to either cities or production facilities (depending on the tenant).

While a few years ago investments in the sector were typically carried out by the producers, now Specialized Logistics Operators and retailers have entered the market. There are several reasons that have led these operators to invest in the cold chain:

•	In this way the producer can control the entire distribution chain through a single contact, instead of referring to different service providers

•	Logistic operators are interested in the economic benefits that can be achieved thanks to the handling of large volumes of goods;
•	The volume of goods to be stored/transported at a controlled temperature is steadily increasing.

Within the main specialized Cold Logistics operators, we can find Number 1, STEF, Gruppo Marconi, DiFarco, Chiapparoli.

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Appendix E Marketing Period

ID	ASSET	ADDRESS	MARKETING PERIOD (months)
CAM 1	Oppeano Maffei	Via Maffei	9-12
CAM 2	Cameri	SP Cameri-Bellinzago, Km 5	9-12
CAM 3	Oppeano Busoni	Via Busoni	9-12
CAM 4	Oppeano Mazzanta	Via Mazzanta, 1	9-12
CAM 5	Veronella	Via Canova snc	9-12
CAM 6	Marzano	Strada Provinciale, 128	9-12
CAM 8	Bologna II	Via Pradazzo, 5	12
CAM 9	Bologna III	Via G. Garibaldi	6-12
CAM 10	Bologna I	Via Pradazzo, 7	9-12
CAM 11	Massalengo	Strd Prov, 23-CascinaPostino	12-18
CAM 12	Cornaredo	Via Monzoro, 41/43	12

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Appendix F Remaining Economic Life of the buildings

ID	ASSET	ADDRESS	REMAINING ECONOMIC LIFE (years)*
CAM 1	Oppeano Maffei	Via Maffei	25
CAM 2	Cameri	SP Cameri-Bellinzago, Km 5	25
CAM 3	Oppeano Busoni	Via Busoni	30
CAM 4	Oppeano Mazzanta	Via Mazzanta, 1	25
CAM 5	Veronella	Via Canova snc	25
CAM 6	Marzano	Strada Provinciale, 128	25
CAM 8	Bologna II	Via Pradazzo, 5	15
CAM 9	Bologna III	Via G. Garibaldi	10
CAM 10	Bologna I	Via Pradazzo, 7	15
CAM 11	Massalengo	Strd Prov, 23-CascinaPostino	20
CAM 12	Cornaredo	Via Monzoro, 41/43	10

*

In doing so, we have assumed that an asset subject to a proper ordinary and extraordinary maintenance program can provide an economic life of 30 to 50 years. We have then considered for each asset its specific maintenance status and specifications, such as the internal height and the configuration of the external spaces

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